                                                                  March 31, 1999

[ARTWORK APPEARS HERE]




                                                                Evergreen Select


                                                              Fixed Income Funds


                                                               Semiannual Report





                                          [LOGO OF EVERGREEN FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders ....................................................    1
Evergreen Select Adjustable Rate Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Commentary ............................................    3
Evergreen Select Core Bond Fund
  Fund at a Glance ........................................................    5
  Portfolio Manager Commentary ............................................    6
Evergreen Select Fixed Income Fund
  Fund at a Glance ........................................................    8
  Portfolio Manager Commentary ............................................    9
Evergreen Select Income Plus Fund
  Fund at a Glance ........................................................   11
  Portfolio Manager Commentary ............................................   12
Evergreen Select Intermediate Term Municipal Bond Fund
  Fund at a Glance ........................................................   14
  Portfolio Manager Commentary ............................................   15
Evergreen Select International Bond Fund
  Fund at a Glance ........................................................   17
  Portfolio Manager Commentary ............................................   18
Evergreen Select Limited Duration Fund
  Fund at a Glance ........................................................   20
  Portfolio Manager Commentary ............................................   21
Evergreen Select Total Return Bond Fund
  Fund at a Glance ........................................................   23
  Portfolio Manager Commentary ............................................   24

Financial Highlights
Evergreen Select Adjustable Rate Fund .....................................   26
Evergreen Select Core Bond Fund ...........................................   27
Evergreen Select Fixed Income Fund ........................................   29
Evergreen Select Income Plus Fund .........................................   30
Evergreen Select Intermediate Term Municipal Bond Fund ....................   31
Evergreen Select International Bond Fund ..................................   32
Evergreen Select Limited Duration Fund ....................................   33
Evergreen Select Total Return Bond Fund ...................................   34

Schedule of Investments
Evergreen Select Adjustable Rate Fund .....................................   35
Evergreen Select Core Bond Fund ...........................................   36
Evergreen Select Fixed Income Fund ........................................   38
Evergreen Select Income Plus Fund .........................................   43
Evergreen Select Intermediate Term Municipal Bond Fund ....................   48
Evergreen Select International Bond Fund ..................................   53
Evergreen Select Limited Duration Fund ....................................   55
Evergreen Select Total Return Bond Fund ...................................   58

Statements of Assets and Liabilities ......................................   63
Statements of Operations ..................................................   65
Statements of Changes in Net Assets .......................................   67
Combined Notes to Financial
Statements ................................................................   72



--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------


Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.




              ------------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
              ------------------------------------------------------------------

                          Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                   March 1999



Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Funds semiannual report, which covers the six-month period ended March 31, 1999.

[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

[PHOTO OF DAVID C. FRANCIS APPEARS HERE]

Shift in the Interest Rate Environment

Throughout this period, lingering concerns about inflation affected the fixed-income markets and produced a shift in the interest-rate environment. Fears about the robust U.S. economy and high levels of consumer spending drove interest rates steadily upward during the first five months of the period, despite three separate cuts in the Fed Funds rate by the Federal Reserve in the final months of 1998. As a result, fixed-income investors experienced negative returns, for the most part, because bond prices fell in response to the rising interest rates.

We believe interest rates will remain in their current trading range; the underlying fundamentals in the fixed-income markets support continued low rates and minimal inflation.

Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the Year 2000 and beyond. As of the end of April, when this report was finalized, we have completed 75% of the testing of internal systems and are rapidly moving through the remaining systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident that our efforts will enable our shareholders to receive the same Evergreen products and services we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds





/s/ David C. Francis

David C. Francis, C.F.A.
Managing Director
Chief Investment Officer
First Capital Group


/1/The information above constitutes Year 2000 readiness disclosure.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                  Philosophy

Evergreen Select Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal.


                                    Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities help to ensure a gradual response to changing interest rates.


                                   Benchmark

                             6-month Treasury Bill




--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 10/1/91                       Class I         Class IS
Class Inception Date                                    10/1/91         5/23/94
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos                                                    2.45%           2.33%
--------------------------------------------------------------------------------
1 year                                                   4.98%           4.61%
--------------------------------------------------------------------------------
3 years                                                  6.34%           6.08%
--------------------------------------------------------------------------------
5 years                                                  5.90%           5.58%
--------------------------------------------------------------------------------
Since Portfolio Inception                                5.54%           5.38%
--------------------------------------------------------------------------------
30-day SEC Yield                                         6.29%           6.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                         CPI           6 mo. T-bill         Sel Adj Rate

        9/30/91       1,000,000          1,000,000           1,000,000
        3/31/92       1,015,299          1,021,591           1,026,829
        3/31/93       1,046,647          1,055,923           1,083,183
        3/31/94       1,072,886          1,090,322           1,125,095
        3/31/95       1,103,491          1,149,416           1,165,106
        3/31/96       1,133,550          1,211,475           1,245,842
        3/31/97       1,166,181          1,275,360           1,332,096
        3/31/98       1,182,216          1,342,881           1,427,201
        3/31/99       1,202,569          1,407,093           1,497,695


Comparison of a $1,000,000 investment in Evergreen Select Adjustable Rate Fund, Class I shares1, versus a similar investment in the 6-month Treasury Bill, and the Consumer Price Index (CPI).

The 6-month Treasury Bill does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Commentary


Portfolio Management


                      [PHOTO OF GARY PZEGEO APPEARS HERE]

                                  Gary Pzegeo



Performance

Evergreen Select Adjustable Rate Fund produced strong performance during the six-month period ended March 31, 1999. For the period, the Fund's Institutional Shares returned 2.45% and the Institutional Service Shares returned 2.33%, outperforming the 1.38% average return generated by the funds in the Lipper Adjustable Rate Mortgage category. The return on the Fund's Institutional Shares was higher than the returns on 76% of the Funds in the Lipper Adjustable Rate Mortgage category, and the return on the Fund's Institutional Service shares was higher than the returns on 66% of all Funds listed in the Lipper Adjustable Rate Mortgage category. Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.




                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                     $34,130,080
--------------------------------------------------------------------------------
Average Credit Quality                                                       AAA
--------------------------------------------------------------------------------
Average Maturity                                                       4.9 years
--------------------------------------------------------------------------------
Average Duration                                                       0.9 years
--------------------------------------------------------------------------------

Investment Environment

During the six months, the investment environment for ARMs improved significantly. Early in the period, the fixed-income markets continued to be affected by the financial and economic uncertainty that plagued several economies around the world. Concerns about an economic slowdown in the U.S. prompted investors to focus on relatively safe investments over more risky ones. In the fixed-income markets this led to a "flight to quality," with investors favoring Treasury securities above everything else. In this environment, the performance of most income-producing securities lagged the performance of U.S. Treasuries.

Against this uncertain economic backdrop, long-term interest rates remained relatively low, making it attractive for homeowners to refinance or prepay their mortgages. When mortgages are prepaid faster than market expectations, the result can be a lower than anticipated return for a mortgage-backed security.

As we moved forward into the six-month period, the investment environment changed. A measure of stability returned to the troubled overseas economies, U.S. economic growth continued on an upward course and confidence was restored to the financial markets. In addition, long-term interest rates rose, which was positive for ARMs and for the Fund. Higher long-term rates made it less attractive for homeowners to refinance their mortgages; therefore, mortgage prepayment activity was reduced. Higher long-term rates benefited the Fund in another way. As the interest rates on ARMs reset, they did so at higher rates, producing added income for the Fund.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Commentary


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                          (based on portfolio assets)


                            [PIE CHART APPEARS HERE]

ARMS                                     80.8%
Fixed-Rate Mortgage-Backed Securities    10.7%
U.S. Treasury Obligations                 6.0%
Repurchase Agreements                     2.5%


Strategy

During the six months, we took a more fully invested stance in the portfolio. To take advantage of higher yields, we invested the portfolio's relatively small cash position in ARMs. We also sold Treasury securities and reinvested the proceeds in ARMs. The Fund benefited from this strategy, because the larger number of ARMs provided a higher level of income. The supply of traditional ARMs was relatively low during the period, but "hybrid" mortgages were more plentiful. A hybrid mortgage is an investment for which the interest rate is fixed for a number of years before converting to an adjustable-rate mortgage. For example, with a 3/1 hybrid mortgage, the interest rate would be fixed for three years, and at the end of that period, the mortgage would convert to an adjustable-rate mortgage. With hybrid mortgages we have the advantage of locking in attractive amounts of income for a certain period of time. As of March 31, 1999, 79% of the portfolio was invested in ARMs, a 1.6% increase from the beginning of the period, and nearly 10% was invested in fixed-rate securities. portfolio QUALITY (based on portfolio assets)


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                          (based on portfolio assets)

                            [PIE CHART APPEARS HERE]

U.S. Government Agency         91.5%
U.S. Treasury Obligations       6.0%
AAA                             2.5%



Outlook

We think the investment environment will be positive for ARMs in the coming months. We believe U.S. economic growth will continue to be strong and inflation will remain at a relatively low level. We also believe the market environment for ARMs will be characterized by low volatility. Despite strong economic growth, there are no signs that the Federal Reserve Board will raise interest rates. A relatively stable interest-rate environment is positive for portfolios composed of income-producing investments, such as ARMs, because they can rely on a steady stream of income. We believe ARMs could be one of the strongest-performing sectors in the coming months.

--------------------------------------------------------------------------------
                               E V E R G R E E N
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Core Bond Fund is designed to maximize total return by focusing on current income and capital appreciation. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                    Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.

                                   Benchmark

                      Lehman Brothers Aggregate Bond Index


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 2/28/86       Class I     Class IS     Class IC
Class Inception Date                   12/19/97      3/9/98      11/24/97
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos                                   -0.41%       -0.53%       -0.41%
--------------------------------------------------------------------------------
1 year                                   5.46%        5.21%        5.46%
--------------------------------------------------------------------------------
3 years                                  6.93%        6.69%        6.93%
--------------------------------------------------------------------------------
5 years                                  6.67%        6.42%        6.67%
--------------------------------------------------------------------------------
10 years                                 8.49%        8.23%        8.49%
--------------------------------------------------------------------------------
Since Portfolio Inception                7.87%        7.61%        7.87%
--------------------------------------------------------------------------------
30-day SEC Yield                         5.34%        5.06%        5.38%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                        CPI            LB Aggr        Core Bond

        3/31/89       1,000,000       1,000,000       1,000,000
        3/31/90       1,052,330       1,123,386       1,096,751
        3/31/91       1,103,843       1,268,443       1,235,042
        3/31/92       1,138,994       1,413,017       1,383,104
        3/31/93       1,174,162       1,600,810       1,585,671
        3/31/94       1,203,598       1,638,782       1,636,622
        3/31/95       1,237,931       1,720,550       1,689,394
        3/31/96       1,271,652       1,906,115       1,848,086
        3/31/97       1,308,258       1,999,841       1,925,331
        3/31/98       1,326,247       2,239,195       2,142,678
        3/31/99       1,349,079       2,384,457       2,259,719



Comparison of a $1,000,000 investment in Evergreen Select Core Bond Fund, Class I shares1, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class IC and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Historical performance shown for Class I from 11/24/97 to its inception is based on the performance of Class IC. Classes I and IC pay no 12b-1 fees. If these fees had been reflected, returns for Class IS would have been lower. Prior to 11/24/97, the returns for Classes I, IS and IC are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I - 3 year = 6.99%, 5 year = 6.75%, 10 year = 8.58% and since 2/28/86 = 7.96%; Class IC - 3 year = 6.99%, 5 year = 6.75%, 10 year = 8.58% and since 2/28/86 = 7.96%; Class IS - 3 year =
6.75%, 5 year = 6.49%, 10 year = 8.31% and since 2/28/86 = 7.70%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Commentary

Portfolio Management Team



[PHOTO OF L. ROBERT                [PHOTO OF BRUCE J.
CHESHIRE APPEARS HERE]             BESECKER APPEARS HERE
L. Robert Cheshire                 Bruce J. Besecker, CFA

Performance

For the six months ended March 31, 1999, the Evergreen Select Core Bond Fund's Class I, IS and IC Shares returned -0.41%, -0.53%, -0.41%, respectively, slightly trailing the -0.16% return of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund's Class I Share one-year return of 5.46%, however, outdistanced the average return of 128 intermediate U.S. government funds tracked by Lipper Analytical Services, an independent mutual fund rating company.


              Portfolio
            Characteristics
            ---------------

Total Net Assets         $577,617,375
-------------------------------------
Average Credit Quality             AA
-------------------------------------
Average Maturity            9.2 years
-------------------------------------
Average Duration            5.0 years
-------------------------------------


Bond Market Environment

Bond prices trended lower in the fiscal period as interest rates increased steadily during the first five months. In fact, the yield on the bellwether 30-year Treasury Bond started the period at 4.98%, before peaking at 5.70% on March 4th. Investors' fears of an inflationary flare-up served as the catalyst for higher rates despite three rate cuts by the Federal Reserve during the period. In March, inflationary concerns subsided and interest rates trended modestly lower during the final weeks, closing the period at 5.63%.


--------------------------------------------------------------------------------
                            PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

Mortgage-Backed Securities              26.7%
U.S. Treasury Obligations               21.7%
Corporate Notes/Bonds                   18.7%
U.S. Government & Agency Obligations    10.9%
Yankee Obligations                      10.8%
Repurchase Agreements                    7.4%
Asset-Backed Securities                  2.6%
Collateralized Mortgage Obligations      1.2%

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Investment Strategy

Our duration strategy had a positive impact on performance during the final three months, while sector adjustments within the portfolio provided mixed results during the period.

Because interest rates increased for much of the period, the decision to reduce duration (starting in January) made a positive contribution to total return. Duration was shortened from 5.1 years to 5.0 in the final three months, but still finished the period a bit longer than the benchmark Lehman Brothers Aggregate Index (4.62 years).

From a sector standpoint, the decision to position the portfolio for a rebound in corporate bonds in September proved beneficial, as this area posted strong gains in the final months of 1998. Conversely, the portfolio had an under-exposure to lower-rated securities late in the period because we felt this sector would languish if corporate earnings stalled, as many pundits predicted. When the U.S. economy surged, this group performed well, but the portfolio's conservative weighting hurt relative performance.


--------------------------------------------------------------------------------
                               Portfolio Quality
--------------------------------------------------------------------------------
                          (based on portfolio assets)

                           [PIE CHART APPEARS HERE]

AAA                      60.9%
A                        17.05
U.S. Government Agency   10.9%
AA                        6.8%
BAA                       4.4%

Outlook

Looking ahead, we anticipate interest rates to stay within their current trading range, but do feel rates are more likely to decline than rise due to their recent sharp rise in the past several months. Furthermore, a slowdown in economic growth - as many analysts predict - provides another catalyst for declining rates. As a result, we will keep duration modestly long to capitalize upon potentially lower interest rates, but not so long as to have a significantly adverse impact should rates rise.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Fixed Income Fund seeks a high level of current income and a potential for capital appreciation. The Fund also seeks the preservation of capital.

                                    Process

The Fund's portfolio manager seeks to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation and security selection. The manager utilizes both quantitative tools and fundamental research to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.

                                   Benchmark
                                   ---------
                          Lehman Brothers Intermediate
                           Government/Corporate Index

--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/31/77                       Class I     Class IS
Class Inception Date                                    11/24/97     3/9/98
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos.                                                    0.23%      0.11%
--------------------------------------------------------------------------------
1 year                                                    6.00%      5.74%
--------------------------------------------------------------------------------
3 years                                                   6.36%      6.07%
--------------------------------------------------------------------------------
5 years                                                   6.34%      6.06%
--------------------------------------------------------------------------------
10 years                                                  7.77%      7.50%
--------------------------------------------------------------------------------
Since Portfolio Inception                                 8.29%      8.02%
--------------------------------------------------------------------------------
30-day SEC Yield                                          5.74%      5.49%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

              Consumer Price        Lehman Brothers              Select Fixed
               Index - US          Interm Govt/Corp                Income I
  3/31/89      1,000,000              1,000,000                   1,000,000
  3/31/90      1,052,330              1,114,108                   1,111,767
  3/31/91      1,103,843              1,248,562                   1,247,468
  3/31/92      1,138,994              1,383,358                   1,374,890
  3/31/93      1,174,162              1,555,473                   1,529,648
  3/31/94      1,203,598              1,594,604                   1,554,968
  3/31/95      1,237,931              1,666,244                   1,611,037
  3/31/96      1,271,652              1,825,593                   1,757,180
  3/31/97      1,308,258              1,913,383                   1,839,197
  3/31/98      1,326,247              2,097,651                   1,994,522
  3/31/99      1,349,079              2,236,138                   2,113,979

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Index (LBIGCI), and the Consumer Price Index
(CPI).

The LBIGCI does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I - 3 year = 6.42%, 5 year = 6.42%, 10 year = 7.87% and since 3/31/77 = 8.39%; Class IS - 3 year = 6.13%, 5 year = 6.14%, 10 year = 7.60% and since 3/31/77 = 8.12%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Portfolio Management Team


[PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]
Rollin C. Williams, CFA


[PHOTO OF L. ROBERT CHESHIRE APPEARS HERE]
L. Robert Cheshire


[PHOTO OF THOMAS L. ELLIS APPEARS HERE]
Thomas L. Ellis


Performance

For the six months ended March 31, 1999, the Evergreen Select Fixed Income Fund's Class I and IS Shares returned 0.23% and 0.11%, respectively, slightly outpacing the 0.10% return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Index. Strong performance relative to our benchmark can be attributed to an attractive duration stance for much of the period, as well as favorable sector adjustments.


                     Portfolio
                  Characteristics
                  ---------------

Total Net Assets                       $614,212,246
---------------------------------------------------
Average Credit Quality                           AA
---------------------------------------------------
Average Maturity                          5.0 years
---------------------------------------------------
Average Duration                          3.6 years
---------------------------------------------------

Fluctuating Interest Rate Environment

During the first five months of the period, interest rates rose roughly 1.25% despite the fact the Federal Reserve Board lowered the Fed Funds rate three times in the fourth quarter of 1998, in an effort to insulate the U.S. economy from global economic turmoil. During the final month, investors' inflationary fears subsided and interest rates managed to trend downward. In all, bond prices generally fell as the yield on the bellwether 30-year Treasury Bond rose from 4.98% to 5.63% during the six months.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds                        27.9%
U.S. Treasury Obligations                    25.8%
Asset-Backed Securities                      12.3%
U.S. Government & Agency Obligations         12.2%
Collateralized Mortgage Obligations          10.8%
Mortgage-Backed Securities                    4.9%
Yankee Obligations                            4.9%
Repurchase Agreements                         1.2%

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Investment Strategy

The portfolio's duration strategy was a major reason the Fund outdistanced the Lehman Brothers Intermediate Government Corporate Index during the fiscal period. The decision to reduce duration, from 3.7 years to 3.6 years during the six months, contributed to total return as interest rates rose markedly during that period.

Sector adjustments also positively impacted performance. Corporate and mortgage securities outperformed Treasuries during the six months and our decision to emphasize these sectors helped immensely. The portfolio's weighting in these two areas increased from 38% to 42% during the first three months, and at quarter end our corporate and mortgage/asset-backed exposure stood at 33.8% and 19.5%, respectively.

--------------------------------------------------------------------------------
                               Portfolio Quality
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government           26.1%
AAA                       25.3%
A                         15.6%
U.S. Government Agency    12.4%
BAA                       11.5%
AA                         8.0%
Not Available              1.1%

Outlook

Looking ahead, we anticipate keeping duration slightly longer than the benchmark in order to capitalize on potentially declining interest rates, while not being overly vulnerable should rates rise. The market's long-term fundamentals appear extremely positive and we feel the risk of a potential short-term uptick in rates is outweighed by lower rates over the long term. We expect interest rates to maintain their current trading range for the near term. In addition, we will continue to monitor the fixed income markets for areas of relative value and hidden opportunity.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Income Plus Fund seeks a high level of current income and a potential for capital appreciation.

                                    Process

The portfolio managers seek to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities. The portfolio managers complement fundamental research with quantitative tools which identify undervalued or over-looked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.

                                   Benchmark

Lehman Brothers Government/Corporate Index

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 8/31/88                      Class I       Class IS
--------------------------------------------------------------------------------
Class Inception Date                                   11/24/97        3/2/98
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos                                                  -1.34%          -1.46%
--------------------------------------------------------------------------------
1 year                                                  5.39%           5.14%
--------------------------------------------------------------------------------
3 years                                                 6.94%           6.65%
--------------------------------------------------------------------------------
5 years                                                 6.95%           6.67%
--------------------------------------------------------------------------------
10 years                                                8.16%           7.89%
--------------------------------------------------------------------------------
Since Portfolio Inception                               7.93%           7.66%
--------------------------------------------------------------------------------
30-day SEC Yield                                        5.77%           5.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Consumer Price        Lehman Brothers           Select Income
              Index - US             Govt/Corp                  Plus I
3/31/89       1,000,000             1,000,000                 1,000,000
3/31/90       1,052,330             1,116,929                 1,101,928
3/31/91       1,103,843             1,256,433                 1,231,560
3/31/92       1,138,994             1,399,430                 1,363,380
3/31/93       1,174,162             1,599,538                 1,535,000
3/31/94       1,203,598             1,643,936                 1,566,126
3/31/95       1,237,931             1,719,129                 1,624,272
3/31/96       1,271,652             1,906,951                 1,792,380
3/31/97       1,308,258             1,991,954                 1,868,436
3/31/98       1,326,247             2,238,931                 2,079,889
3/31/99       1,349,079             2,385,768                 2,191,974

Comparison of a $1,000,000 investment in Evergreen Select Income Plus Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Government/Corporate Index (LBGCI) and the Consumer Price Index (CPI).

The LBGCI does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I - 3 year = 7.00%, 5 year = 7.03%, 10 year = 8.26% and since 8/31/88 = 8.02%; Class IS - 3 year = 6.71%, 5 year = 6.75%, 10 year = 7.98% and since 8/31/88 = 7.75%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Portfolio Management

[PHOTO OF J.P. WEAVER APPEARS HERE]
J.P. Weaver, CFA

Performance

For the six months ended March 31, 1999, the Evergreen Select Income Plus Bond Fund's Class I and IS Shares returned -1.34% and -1.46%, respectively, trailing the -1.07% return of its benchmark, the Lehman Brothers Government/Corporate Index. Most of the Fund's underperformance took place in the opening months of the fiscal period, when the portfolio's strong weighting of corporates and mortgages hurt returns. Performance rebounded markedly in the final three months, with the Fund outdistancing the benchmark by 20 basis points.

                        Portfolio
                     Characteristics
                     ---------------

Total Net Assets                        $1,303,863,432
------------------------------------------------------
Average Credit Quality                              AA
------------------------------------------------------
Average Maturity                            10.4 years
------------------------------------------------------
Average Duration                             6.0 years
------------------------------------------------------

Interest Rates Reverse Course

The steady decline in interest rates that investors witnessed in the first three quarters of 1998 was halted during the past six months as rates reversed course and trended upward in the October-through-March period. The catalyst for rising interest rates was the market's fear of an inflationary flare-up due to robust economic growth and powerful consumer spending levels. Curiously, interest rates increased significantly, from 4.98% to 5.63% during the six months, despite the fact that the Federal Reserve Board cut the Fed Funds rate three times in three months. Consequently, fixed income investors witnessed generally negative returns as bond prices fell in response to rising interest rates.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                          (based on portfolio assets)

                           [PIE CHART APPEARS HERE]

U.S. Treasury Obligations              31.4%
Corporate Notes/Bonds                  30.6%
U.S. Government & Agency Obligations   18.0%
Yankee Obligations                     10.0%
Collateralized Mortgage Obligations     4.0%
Repurchase Agreements                   2.3%
Asset-Backed Securities                 2.2%
Mortgage-Backed Securities              1.5%

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Sector Weightings and Duration Strategy

From a sector standpoint, we maintained a strong weighting of corporates and mortgages throughout the period, because we felt these two areas were attractively valued considering the recent run-up by Treasury securities. Although this over-exposure negatively impacted performance in October, the Fund benefited from a return to sanity in the spread sectors (corporate and mortgage-backed securities) where the Fund currently has over 48% of its assets. In retrospect, our decision to "stay the course" in these sectors during the difficult fall period served us well when yield spreads snapped back quickly in early 1999. Spreads have now retraced 75% to 80% of their post-crisis widening.

The portfolio's duration was modestly long during the period and, consequently, hurt performance because rates rose for much of the period. As of March 31, duration stood at 6.0 years versus 5.5 years for the benchmark index.

Outlook

We believe that given the environment we witnessed over the past few months, an overweight in the spread sectors remains appropriate. We will continue to emphasize liquid and defensive corporate and mortgage-backed sectors in an attempt to add yield during a period of range bound Treasury rates. As for the second half of 1999, we anticipate a transition towards slower economic growth and an appropriate response may be to reduce spread sector exposures in favor of Treasury and Federal Agency debt.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government          32.2%
A                        21.4%
U.S. Government Agency   18.5%
BAA                      12.8%
AA                        7.8%
AAA                       5.5%
Not Rated                 1.8%

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Intermediate Term Municipal Bond Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital./1/

                                    Process

The Fund provides stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds. The portfolio manager utilizes both quantitative tools and hands-on, fundamental research to identify attractive tax-exempt investment opportunities. In order to increase total return, the Fund may also lend portfolio securities and enter into repurchase and reverse repurchase agreements.

                                   Benchmark

Lehman Brothers Municipal Bond 7-Year Index

** The Lehman Brothers Municipal Bond 7-Year Index inception date was 1/31/90. The Lehman Brothers Municipal Bond 10-year Index was used for the period 3/31/89-1/31/90.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/31/84                          Class I     Class IS
Class Inception Date                                      11/24/97      3/2/98
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos.                                                      0.27%       0.15%
--------------------------------------------------------------------------------
1 year                                                      4.83%       4.58%
--------------------------------------------------------------------------------
3 years                                                     6.20%       5.96%
--------------------------------------------------------------------------------
5 years                                                     5.94%       5.69%
--------------------------------------------------------------------------------
10 years                                                    6.66%       6.40%
--------------------------------------------------------------------------------
Since Portfolio Inception                                   7.18%       6.92%
--------------------------------------------------------------------------------
30-day SEC Yield                                            4.58%       4.32%
--------------------------------------------------------------------------------
Tax Equivalent Yield*                                       6.99%       7.42%
--------------------------------------------------------------------------------
* Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                           Select Int Muni Bond     LB 1-7         Value

        3/31/89                 1,000,000          1,000,000     1,000,000
        3/31/90                 1,086,593          1,098,593     1,052,330
        3/31/91                 1,170,000          1,202,628     1,103,843
        3/31/92                 1,257,454          1,310,616     1,138,994
        3/31/93                 1,380,356          1,462,483     1,174,162
        3/31/94                 1,427,962          1,506,311     1,203,598
        3/31/95                 1,492,955          1,601,939     1,237,931
        3/31/96                 1,590,828          1,731,163     1,271,652
        3/31/97                 1,651,976          1,811,150     1,308,258
        3/31/98                 1,818,097          1,974,716     1,326,247
        3/31/99                 1,905,914          2,091,677     1,349,079

Comparison of a $1,000,000 investment in Evergreen Select Intermediate Term Municipal Bond Fund, Class I Shares/1/, versus a similar investment in the Lehman Brothers Municipal Bond 7-year Index (LBMB7YI**), and the Consumer Price Index.

The LBMB7YI does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF's) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I-3 year =6.26%, 5 year = 6.02%, 10 year = 6.75% and since 1/31/84 = 7.28%; Class IS - 3 year = 6.01%, 5 year = 5.77%, 10 year = 6.49% and since 1/31/84 = 7.02%.

/1/ Some portion of the Fund's income may be subject to the Federal Alternative Minimum Tax.

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary


Portfolio Management

[PHOTO OF RICHARD K. MARRONE APPEARS HERE]
Richard K. Marrone

Performance

For the six months ended March 31, 1999, the Evergreen Select Intermediate Term Municipal Bond Fund's Class I and Class IS shares returned 0.27% and 0.15%, respectively. This compares with the Fund's benchmark, the Lehman Brothers Municipal 7-year Index, which returned 1.49% for the same period.

Municipal Bond Market Environment

During the fiscal period, municipal bonds held up very well in a difficult fixed-income environment and managed to outpace Treasuries. Investors witnessed heavy new issuance throughout the six months that actually caused a slight supply/demand imbalance early in the period. The strong U.S. economy fueled this considerable issuance as local governments, armed with increasing tax revenue, incurred more debt.

Municipal bonds posted positive gains despite the fact interest rates increased steadily throughout the period. Curiously, interest rates trended higher, from 4.98% to 5.63% during the six months although the Federal Reserve Board cut the Fed Funds rate three times in three months. Rates rose in response to investors' fears of a potential inflationary flare-up resulting from robust economic growth and powerful consumer spending levels.

                Portfolio Characteristics
                -------------------------

Total Net Assets                          $730,201,806
------------------------------------------------------
Average Credit Quality                              AA
------------------------------------------------------
Average Maturity                             5.0 years
------------------------------------------------------
Average Duration                             3.6 years
------------------------------------------------------


    Portfolio Quality
(based on portfolio assets)

[PIE CHART APPEARS HERE]

AAA        37.1%
BBB        25.2%
A          14.2%
AA         14.1%
Not Rated   9.4%

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary


Investment Strategy

Most of the adjustments made to the portfolio took place in the final half of the fiscal period, focusing on the Fund's two primary objectives: strong yield and price stability. As a result, during the past several months we have sold most zero-coupon bonds because these issues typically have significant price volatility.

We also trimmed exposure to securities with higher volatility and lower coupon structures. Most of these sales took place in mid-to-late January, while we spent early February re-investing these funds. Simply put, these adjustments resulted in a portfolio with higher yield, more stable net asset value and a slightly lower duration. Portfolio Composition (based on portfolio assets)

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

Other Revenue Bonds                    20.1%
Hospitals/Nursing Homes/Health Care    20.1%
General Obligation Notes/Bonds          9.4%
Escrow                                  9.4%
Airlines                                9.2%
Housing                                 9.1%
Industrial Development                  8.4%
Residential Care                        5.0%
Sales Tax                               4.5%
Public Facilities                       3.8%
Money Market Funds                      1.0%

Outlook

Going forward, we will continue to focus on securities consistent with our income-oriented approach. We are confident this strategy will enhance total return and reward our shareholders over the long term. Along with our team of municipal credit analysts, we will continue to monitor the market for hidden and potential opportunities in order to meet the Fund's and our clients' objectives.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low to negative correlation to U.S. asset classes.

                                    Process

The investment process incorporates quantitative tools to manage a massive amount of financial data and to complement the team's fundamental research. A minimum of 80% of the portfolio is invested in investment grade securities of 19 of the world's top economies*. Up to 20% can be invested into below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control.

                                    Benchmark

J.P. Morgan Global Government Index--excluding U.S.

--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/15/93                      Class I       Class IS
--------------------------------------------------------------------------------
Class Inception Date                                   12/15/93       12/15/93
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos                                                    1.98%           1.84%
--------------------------------------------------------------------------------
1 year                                                   6.13%           5.85%
--------------------------------------------------------------------------------
3 years                                                  5.59%           5.33%
--------------------------------------------------------------------------------
5 years                                                  5.96%           5.71%
--------------------------------------------------------------------------------
Since Portfolio Inception                                4.52%           4.27%
--------------------------------------------------------------------------------
30-day SEC Yield                                         3.55%           3.30%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                     CPI               JPMGGI           Sel Int'l Bond

 12/31/93         1,000,000           1,000,000            1,000,000
  3/31/94         1,009,609             970,874              940,358
  3/31/95         1,038,409             880,583              951,574
  3/31/96         1,066,695             938,835            1,067,151
  3/31/97         1,097,401           1,015,534            1,126,521
  3/31/98         1,112,490           1,080,583            1,183,649
  3/31/99         1,131,643           1,061,165            1,256,233


Comparison of a $1,000,000 investment in Evergreen International Bond Fund, Class I shares/1/, versus a similar investment in the J.P. Morgan Global Government Index-excluding U.S. (JPM6XUS), and the Consumer Price Index (CPI).

The JPM6XUS does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class I prior to August 28, 1998, is based on the performance of the Class Y Shares of the Fund's predecessor fund, CoreFund Global Bond Fund. Historical performance shown for Class IS prior to August 28, 1998, is based on the performance of the Class A Shares of the Fund's predecessor fund, CoreFund Global Bond Fund, and reflects the same 0.25% 12b-1 applicable to Class IS.


* Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary


Portfolio Management

                     [PHOTO OF GEORGE MCNEIL APPEARS HERE]
                                 George McNeil
                      First International Advisors, Ltd.

Performance

For the six months ending March 31, 1999, the Fund's Class I and Class IS shares produced a total return of 1.98% and 1.84%, respectively. This compares favorably with the Fund's benchmark, the J.P. Morgan Global Government Bond Index, which generated a return of -0.41%.


                   Portfolio
                 Characteristics
                 ---------------

Total Net Assets                       $44,520,048
--------------------------------------------------
Average Credit Quality                          AA
--------------------------------------------------
Average Maturity                         6.9 years
--------------------------------------------------
Average Duration                         5.6 years
--------------------------------------------------

Investment Environment and Strategy

Two contrasting environments existed within the Fund's fiscal period. In the fourth quarter of 1998, European bond prices rose as investors anticipated slower economic growth, particularly in Asia, Europe, Latin America and emerging markets. However, in the first quarter of 1999, market sentiment shifted as continued strength in the U.S. economy made weaker international growth appear less likely. Commodity prices climbed higher, particularly energy and oil prices, and investors encountered supply and demand pressures. The combination of factors drove long-term international bond yields higher, erasing the price gains achieved in the first part of the period. In particular, Japanese bond yields rose substantially. The benchmark 20-year government bond yield rose from 1.4% on December 31, 1998, to 3.2% on March 31, 1999.

The Fund maintained a strong emphasis on quality, investing in countries with stable political climates, favorable economic conditions and large, liquid securities markets. The Fund's largest positions were in Japan, United Kingdom, Netherlands, Germany and Sweden. As of March 31, 1999, the Fund held 48.86% of its net assets in corporate bonds and 47.34% in government bonds. The remaining 3.80% was invested in supranational bonds. Supranational bonds are the securities of issuers that can issue debt in any country and in any denomination. Also as of March 31, 1999, over two-thirds of the portfolio was invested in securities rated "AAA". As of that date, the Fund's credit breakdown was as follows: AAA - 69%, AA - 15%, A - 6%, BBB - 5%, and BB - 5%. BB is considered to be the highest level of quality within the high yield bond sector. The Fund's high yield holdings, which are continually monitored, include investments in Poland, South Korea, Slovakia and Mexico.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

We focused on building the Fund's total return potential while generating an attractive yield. We did this by emphasizing market sectors that we believed offered the greatest potential for price appreciation and by adjusting the Fund's sensitivity to interest rate changes. In the first half of the fiscal period, we increased the Fund's European holdings and lengthened duration. The heavier weighting in European securities enabled the Fund to take advantage of the favorable investment conditions there; and the longer duration gave the Fund a greater sensitivity to changes in interest rates, boosting total return when European interest rates fell. In January 1999, we shortened duration, making it modestly shorter than the Fund's benchmark. This decreased the Fund's sensitivity to changes in interest rates, which enhanced price stability as European interest rates rose and bond prices fell.

The Fund also established a position in Japanese securities in early February. At that time, the yields on Japanese bonds had risen to a point where we believed they offered attractive relative value. We selected bonds with 20-year maturities, which lengthened the Fund's duration and increased its sensitivity to changes in Japanese interest rates. Prior to February, the Fund did not have a position in Japanese bonds.

We believe the Fund's currency position also benefited performance. The Fund emphasized European currencies in the fourth quarter of 1998, when European currencies strengthened prior to the commencement of the "euro", a single common currency representing eleven countries. We then shifted our focus to U.S. dollars in the first quarter of 1999, when that currency strengthened considerably on news of continued strength in the U.S. economy.

Outlook

We believe we will remain in an environment characterized by minimal inflation and low interest rates. Further, we think that any upward pressures on inflation should be negligible and short-term in nature.

We anticipate a period of interest rate stability through the middle of 1999. While we expect short-term interest rates to fall in the second half of the year, we would not be surprised to see a marginal rise in long-term interest rates from dormant inflationary pressures.

We also believe the U.S. economy will begin to show signs of a slowdown in the second half of 1999, while at the same time, the European economy could begin to recover. Stronger economic growth should have positive implications for the "euro".

With this scenario in mind, we plan to maintain the Fund's duration over the next few months, keeping a neutral interest rate stance. Longer term, however, we expect to take advantage of developing trends, locking in both higher yields and the appreciation that could result from a strengthening in the "euro".

--------------------------------------------------------------------------------
                            Geographical Allocation
--------------------------------------------------------------------------------
                          (based on portfolio assets)

         Japan                                                 15.9%
         --------------------------------------------------------------
         United Kingdom                                        15.5%
         --------------------------------------------------------------
         Netherlands                                           14.8%
         --------------------------------------------------------------
         Germany                                                7.9%
         --------------------------------------------------------------
         Sweden                                                 7.2%
         --------------------------------------------------------------
         Australia                                              6.3%
         --------------------------------------------------------------
         Canada                                                 6.1%
         --------------------------------------------------------------
         Italy                                                  5.1%
         --------------------------------------------------------------
         France                                                 4.4%
         --------------------------------------------------------------
         Norway                                                 4.2%
         --------------------------------------------------------------
         Supranational                                          3.4%
         --------------------------------------------------------------
         Denmark                                                2.1%
         --------------------------------------------------------------
         Other Countries                                        7.1%
         --------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Limited Duration Fund seeks to provide current income consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund attempts to provide investors a high level of current income while reducing price volatility.

                                    Process

The Fund's portfolio manager seeks to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.

                                   Benchmark

                  Merrill Lynch 1-3 Year Treasury Bond Index

--------------------------------------------------------------------------------
                          Performance and Returns/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/30/94                       Class I      Class IS
--------------------------------------------------------------------------------
Class Inception Date                                   11/24/97       7/28/98
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos.                                                   1.54%         1.42%
--------------------------------------------------------------------------------
1 year                                                   5.84%         5.64%
--------------------------------------------------------------------------------
3 years                                                  5.98%         5.77%
--------------------------------------------------------------------------------
Since Inception                                          5.99%         5.75%
--------------------------------------------------------------------------------
30-day SEC Yield                                         5.70%         5.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Consumer Price Index - US  Merrill Lynch 1-3 Yr Govt   Select Limited Duration I
4/30/94          1,000,000                1,000,000                    1,000,000
3/31/95          1,027,137                1,048,384                    1,043,337
3/31/96          1,055,116                1,129,647                    1,118,216
3/31/97          1,085,489                1,189,760                    1,174,888
3/31/98          1,100,415                1,279,136                    1,257,457
3/31/99          1,119,359                1,356,828                    1,331,001

Comparison of a $1,000,000 investment in Evergreen Select Limited Duration Fund, Class I shares/1/, versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (MLI-3YTBI), and the Consumer Price Index (CPI).

The MLI-3YTBI does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I - 3 year = 6.14% and since 4/30/94 = 6.20%; Class IS - 3 year = 5.93% and since 4/30/94 =
5.96%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Portfolio Management Team


[PHOTO OF DAVID FOWLEY APPEARS HERE]     [PHOTO OF SAM C. PADDISON APPEARS HERE]
            David Fowley                              Sam C. Paddison

Performance

For the six months ended March 31, 1999, the Evergreen Select Limited Duration Bond Fund's Class I and IS returned 1.54% and 1.42%, respectively, outpacing the 1.36% return of its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The Fund's one-year return of 5.84% (Class I Shares) ranked in the top 25% of short U.S. government funds tracked by Lipper Analytical Services, an independent mutual fund rating company.


                             Portfolio
                          Characteristics
                          ---------------

Total Net Assets                                      $76,491,328
-----------------------------------------------------------------
Average Credit Quality                                          A
-----------------------------------------------------------------
Average Maturity                                        2.5 years
-----------------------------------------------------------------
Average Duration                                        2.0 years
-----------------------------------------------------------------

Investment Environment

The U.S. equity markets continue to dominate the headlines with the Dow Jones Industrial Average finally closing over 10,000 in April, 1999. Consumer confidence continues to strengthen as stocks climb and the unemployment rate falls to a 30-year low of 4.2%. U.S.Treasury yields increased over the last six months as the domestic economy continued its strong growth and renewed investors' concerns over rising inflation. The yield on the 5-year U.S. Treasury
Note increased by 88 basis points to 5.10%.

Although inflation ended the period at a low 1.6% (year over year), Gross Domestic Product ended the year at 4.3%. The U.S. continues to benefit from a strong dollar and cheap imports, keeping inflation down. Strong GDP growth put the Federal Reserve on hold with its monetary policy and removed the Fed's easing bias.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
                           (based on portfolio assets)

                           [PIE CHART APPEARS HERE]

Corporate Notes/Bonds                 53.2%
Mortgage-Backed Securities            17.2%
Asset-Backed Securities               16.3%
Commercial Paper                       9.6%
Yankee Obligations                     2.6%
Collateralized Mortgage Obligations    0.7%
Repurchase Agreements                  0.4%

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Investment Strategy

The Fund increased its exposure to spread products (corporate, mortgage-backed and asset-backed securities) in anticipation of credit spreads tightening after their dramatic widening in August and September of 1998. Corporate spreads started their descent in mid-November, tightening approximately 45 basis points by the end of the first quarter of 1999, resulting in corporate bonds outperforming comparable Treasuries. Liquidity has come back to the corporate market; witnessed by investors easily digesting a new $8 billion dollar issuance by AT&T.

The Fund increased its exposure to corporate, mortgage-backed and asset-backed securities during the period, eliminated its position in U.S. Treasuries and reduced its exposure to Federal Agencies. Short-term mortgage-backed and asset-backed securities were the two highest performing sectors over the six-month period. The Fund maintained an above-average duration ranging from 110% to 120% of its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

--------------------------------------------------------------------------------
                               Portfolio Quality
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

A     33.6%
AAA   32.9%
BAA   22.6%
AA     8.2%
BA     2.7%

Outlook

We plan to maintain an above-average weighting in spread sectors (corporate, asset-backed and mortgage-backed securities), because we feel the sectors are still undervalued based on our break-even analysis. We anticipate the U.S. economy will show signs of weakening when corporate profit growth starts to decline and the stock market transcends back to total returns more consistent with historical levels. Additionally, the Federal Budget surplus and decreasing Treasury supply coupled with slower growth should give the bond market a needed boost for the remainder of 1999. However, we will keep our eyes on consumer prices, inflation and unemployment.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of March 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Total Return Bond Fund seeks to maximize total return through a combination of current income and capital appreciation by investing primarily in investment grade fixed income securities with complimentary investments in high yield foreign and fixed income securities.

                                    Process

The managers maintain a focus on sector allocation, credit analysis and security selection as opposed to interest rate anticipation. Asset allocation among the three portfolio components - domestic high grade, domestic high yield and international - is aided by quantitative models, and determined through dynamic discussions among the three portfolio managers that revolve around several factors, including underlying market fundamentals.

                                   Benchmark

Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/20/98                       Class I     Class IS

Class Inception Date                                    4/20/98      8/3/98
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 mos.                                                  -0.42%      -0.54%
--------------------------------------------------------------------------------
Cumulative Since Portfolio Inception                     2.56%       2.39%
--------------------------------------------------------------------------------
30-day SEC Yield                                         6.06%       5.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH CHART
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Consumer Price      Lehman Brothers     Evergreen Select
                    Index - US           Aggregate         Total Return I

 4/30/98             1,000,000           1,000,000            1,000,000
 5/31/98             1,001,846           1,010,152            1,008,803
 6/30/98             1,003,077           1,018,744            1,016,286
 7/31/98             1,004,308           1,020,870            1,018,805
 8/31/98             1,005,538           1,037,513            1,015,144
 9/30/98             1,006,769           1,061,794            1,030,629
10/31/98             1,008,000           1,056,160            1,019,268
11/30/98             1,010,470           1,062,174            1,030,699
12/31/98             1,010,470           1,065,361            1,033,386
 1/31/99             1,012,895           1,072,925            1,040,652
 2/28/99             1,014,121           1,054,149            1,021,451
 3/31/99             1,015,338           1,059,947            1,026,333

Comparison of a $1,000,000 investment in Evergreen Select Total Return Bond Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                         Portfolio Manager Commentary

Portfolio Management Team

[PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]
Rollin C. Williams, CFA

[PHOTO OF RICHARD CRYAN APPEARS HERE]
Richard Cryan

[PHOTO OF ANTHONY NORRIS APPEARS HERE]
Anthony Norris
First International Advisers, Ltd.

Performance

For the six months ended March 31, 1999, the Evergreen Select Total Return Bond Fund's Class I and IS Shares returned -0.42% and -0.54% respectively, modestly behind the -0.16% return of its benchmark, the Lehman Brothers Aggregate Index. The Fund's underperformance is primarily due to its heavy exposure to long Treasury securities, an area which performed poorly during the period.

                             Portfolio
                           Characteristics
                           ---------------

Total Net Assets                                        $144,186,321
--------------------------------------------------------------------
Average Credit Quality                                            AA
--------------------------------------------------------------------
Average Maturity                                           9.0 years
--------------------------------------------------------------------
Average Duration                                           5.9 years
--------------------------------------------------------------------

Interest Rates Rise Worldwide

A surging U.S. economy re-ignited inflationary fears and caused interest rates to rise across the maturity spectrum in U.S. fixed income markets, causing bond prices to drop. Curiously, interest rates increased significantly, from 4.98% to 5.63% during the six months, despite the fact that the Federal Reserve Board cut the Fed Funds rate three times in three months.

Although higher quality paper continued to outperform during January and February, lower quality bonds and riskier zero coupon securities were well bid in March, causing them to outperform in the final three months of the period. The resilient U.S. economy also had an impact on overseas markets, driving long-term international bond yields higher during the fiscal period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Commentary

Domestic Investment Grade Strategy

Within the domestic investment grade portion, duration was nearly 110% of the benchmark for much of the first three months, before we became concerned about the market's momentum and shortened duration. As our concern dissipated, duration was extended back to its long position by March 31. Also, the investment grade corporate bond position was reduced in the final months of the fiscal period as spreads narrowed from the wider levels seen in the fourth quarter of 1998. Sales included Barrick Gold, Chrysler, Paine Webber, Household Finance and Petroleum Geo-Services. These sales were used primarily to purchase mortgages, while duration was extended through Treasury purchases.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds          35.4%
U.S. Treasury Obligations      30.2%
Mortgage-Backed Securities     22.4%
Foreign Bonds                   9.1%
Yankee Obligations              2.0%
Repurchase Agreements           0.9%

High Yield and International Exposure

We made some sector adjustments within the portfolio's high yield component. During the final months of the fiscal period, we increased our exposure to the Cable & Media sector due to strong fundamentals in those businesses, coupled with increasing merger and acquisition activity among cable companies. Conversely, we eliminated our modest exposure to the healthcare industry, because we anticipate certain post-acute care providers to continue to struggle with stricter Medicare reimbursement guidelines.

Within the Fund's international portion, quality was the main focus; we invested in countries with stable political climates, favorable economic conditions and large, liquid securities markets. Consequently, the Fund's largest international positions were in Germany, the United Kingdom and Sweden. As of March 31, 1999, the Fund's assets were split rather evenly between corporate bonds and government securities.

--------------------------------------------------------------------------------
                               Portfolio Quality
--------------------------------------------------------------------------------
                          (based on portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government - 30.4%
AAA - 29.2%
B - 11.9%
BA - 8.1%
BAA - 7.9%
A - 6.8%
AA - 5.0%
CAA - 0.4%
Less than CAA - 0.3%

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Adjustale Rate Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                              Year Ended September
                          Six Months Ended                        Year Ended February 28,              30,
                           March 31, 1999        Year Ended       -----------------------    -------------------------
                            (Unaudited)    September 30, 1998 (a)    1998       1997 (b)     1996 #    1995     1994
 CLASS I
 Net asset value,
  beginning of period         $  9.68             $  9.75         $      9.71  $      9.68   $  9.65  $  9.61  $  9.93
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income           0.30                0.35                0.64         0.28      0.64     0.63     0.63
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities          (0.07)              (0.07)               0.04            0++       0     0.01    (0.49)
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Total from investment
  operations                     0.23                0.28                0.68         0.28      0.64     0.64     0.14
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Distributions to
  shareholders from             (0.30)              (0.35)              (0.64)       (0.25)    (0.61)   (0.60)   (0.46)
 .........................................................................
 Net investment income
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Net asset value, end of
  period                      $  9.61             $  9.68         $      9.75  $      9.71   $  9.68  $  9.65  $  9.61
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Total return                    2.45%               2.88%               7.15%        2.97%     6.86%    6.87%    1.43%
 .........................................................................
 Ratios and supplemental
  data
 .........................................................................
 Net assets, end of
  period (thousands)          $21,132             $23,174         $    25,981  $    70,264   $65,974  $23,616  $25,200
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses*                       0.30%+              0.33%+              0.30%        0.30%+    0.30%    0.30%    0.30%
 .........................................................................
 Net investment income           6.23%+              6.12%+              6.63%        6.79%+    6.84%    6.61%    5.15%
 .........................................................................
 Portfolio turnover rate           29%                 46%                107%          44%       85%      56%      63%
 .........................................................................

                                                                                              Year Ended September
                                                                  Year Ended February 28,              30,
                          Six Months Ended                        -----------------------    -------------------------
                           March 31, 1999        Year Ended                                                     1994
                            (Unaudited)    September 30, 1998 (a)    1998       1997 (b)      1996     1995      (c)
 CLASS IS
 Net asset value,
  beginning of period         $  9.68             $  9.76         $      9.72  $      9.68   $  9.65  $  9.61  $  9.73
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income           0.28                0.33                0.59         0.28      0.65#    0.64     0.17
 Net realized and
  unrealized gains or
  losses on securities          (0.06)              (0.08)               0.06            0++   (0.03)   (0.02)   (0.13)
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Total from investment
  operations                     0.22                0.25                0.65         0.28      0.62     0.62     0.04
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Net investment income
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 Distributions to
  shareholders from             (0.29)              (0.33)              (0.61)       (0.24)    (0.59)   (0.58)   (0.16)
 .........................................................................
 Net asset value, end of
  period                      $  9.61             $  9.68         $      9.76  $      9.72   $  9.68  $  9.65  $  9.61
                              -------             -------         -----------  -----------   -------  -------  -------
 .........................................................................
 .........................................................................
 Total return                    2.33%               2.63%               6.89%        2.97%     6.60%    6.60%    0.35%
 .........................................................................
 Ratios and supplemental
  data
 .........................................................................
 Net assets, end of
  period (thousands)          $12,998             $ 9,645         $    10,320  $     3,564   $14,361  $ 2,871  $     1
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses*                       0.55%+              0.57%+              0.55%        0.55%+    0.55%    0.55%    0.43%+
 .........................................................................
 Net investment income           6.02%+              5.82%+              6.15%        6.39%+    6.64%    6.70%    5.03%+
 .........................................................................
 Portfolio turnover rate           29%                 46%                107%          44%       85%      56%      63%
 .........................................................................

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
(b) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997.
(c) For the period from May 23, 1994 (commencement of class operations) to Sep-tember 30, 1994.
# Net investment income is based on weighted average shares throughout the pe-
  riod.
+ Annualized.
++ Amount represents less than $0.01 per share.
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period       $  11.02            $  10.68
                                            --------            --------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                          0.30                0.51
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                         (0.34)               0.34
                                            --------            --------
 .........................................................................
 Total from investment operations              (0.04)               0.85
                                            --------            --------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                         (0.31)              (0.51)
 .........................................................................
 Net realized gains                            (0.22)                  0
                                            --------            --------
 .........................................................................
 Total distributions to shareholders           (0.53)              (0.51)
                                            --------            --------
 .........................................................................
 Net asset value, end of period             $  10.45            $  11.02
                                            --------            --------
 .........................................................................
 Total return                                  (0.41%)              8.12%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)      $120,645            $125,070
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                      0.42%+              0.42%+
 .........................................................................
 Net investment income                          5.68%+              5.99%+
 .........................................................................
 Portfolio turnover rate                          44%                 77%
 .........................................................................

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period        $11.02              $10.66
                                             ------              ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                         0.29                0.35
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                        (0.35)               0.36
                                             ------              ------
 .........................................................................
 Total from investment operations             (0.06)               0.71
                                             ------              ------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                        (0.29)              (0.35)
 .........................................................................
 Net realized gains                           (0.22)                  0
                                             ------              ------
 .........................................................................
 Total distributions to shareholders          (0.51)              (0.35)
                                             ------              ------
 .........................................................................
 Net asset value, end of period              $10.45              $11.02
                                             ------              ------
 .........................................................................
 Total return                                 (0.53%)              6.74%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)       $  781              $  286
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                     0.67%+              0.68%+
 .........................................................................
 Net investment income                         5.52%+              5.76%+
 .........................................................................
 Portfolio turnover rate                         44%                 77%
 .........................................................................

(a) For the period from December 19, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
+ Annualized
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (a)
 CLASS IC
 Net asset value, beginning of period       $  11.02            $  10.68
                                            --------            --------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                          0.30                0.55
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                         (0.34)               0.34
                                            --------            --------
 .........................................................................
 Total from investment operations              (0.04)               0.89
                                            --------            --------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                         (0.31)              (0.55)
 .........................................................................
 Net realized gains                            (0.22)                  0
                                            --------            --------
 .........................................................................
 Total distributions to shareholders           (0.53)              (0.55)
                                            --------            --------
 .........................................................................
 Net asset value, end of period             $  10.45            $  11.02
                                            --------            --------
 .........................................................................
 Total return                                  (0.41%)              8.55%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)      $456,192            $471,421
 .........................................................................
 Ratios to average net assets
 Expenses*                                      0.42%+              0.42%+
 .........................................................................
 Net investment income                          5.67%+              5.98%+
 .........................................................................
 Portfolio turnover rate                          44%                 77%
 .........................................................................

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
+ Annualized.
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period       $   6.12            $   5.96
                                            --------            --------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                          0.17                0.31
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                         (0.16)               0.16
                                            --------            --------
 .........................................................................
 Total from investment operations               0.01                0.47
                                            --------            --------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                         (0.17)              (0.31)
                                            --------            --------
 .........................................................................
 Net asset value, end of period             $   5.96            $   6.12
                                            --------            --------
 .........................................................................
 Total return                                   0.23%               8.06%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)      $602,077            $668,907
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                      0.49%+              0.52%+
 .........................................................................
 Net investment income                          5.76%+              5.99%+
 .........................................................................
 Portfolio turnover rate                          23%                 46%
 .........................................................................

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period       $  6.12              $ 5.97
                                            -------              ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                         0.17                0.20
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                        (0.16)               0.15
                                            -------              ------
 .........................................................................
 Total from investment operations              0.01                0.35
                                            -------              ------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                        (0.17)              (0.20)
                                            -------              ------
 .........................................................................
 Net asset value, end of period             $  5.96              $ 6.12
                                            -------              ------
 .........................................................................
 Total return                                  0.11%               5.94%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)      $12,135              $9,808
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                     0.74%+              0.77%+
 .........................................................................
 Net investment income                         5.55%+              5.65%+
 .........................................................................
 Portfolio turnover rate                         23%                 46%
 .........................................................................

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
+ Annualized
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period      $     5.92          $     5.72
                                           ----------          ----------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                           0.17                0.30
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                          (0.25)               0.20
                                           ----------          ----------
 .........................................................................
 Total from investment operations               (0.08)               0.50
                                           ----------          ----------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                          (0.17)              (0.30)
 .........................................................................
 Net realized gains                             (0.05)                  0
                                           ----------          ----------
 .........................................................................
 Total distributions to shareholders            (0.22)              (0.30)
                                           ----------          ----------
 .........................................................................
 Net asset value, end of period            $     5.62          $     5.92
                                           ----------          ----------
 .........................................................................
 Total return                                   (1.34%)              8.99%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)     $1,294,116          $1,367,240
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                       0.49%+              0.51%+
 .........................................................................
 Net investment income                           5.86%+              6.09%+
 .........................................................................
 Portfolio turnover rate                           26%                 37%
 .........................................................................

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period        $ 5.92              $ 5.71
                                             ------              ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                         0.16                0.19
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                        (0.25)               0.21
                                             ------              ------
 .........................................................................
 Total from investment operations             (0.09)               0.40
                                             ------              ------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                        (0.16)              (0.19)
 .........................................................................
 Net realized gains                           (0.05)                  0
                                             ------              ------
 .........................................................................
 Total distributions to shareholders          (0.21)              (0.19)
                                             ------              ------
 .........................................................................
 Net asset value, end of period              $ 5.62              $ 5.92
                                             ------              ------
 .........................................................................
 Total return                                 (1.46%)              7.21%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)       $9,748              $7,528
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                     0.74%+              0.75%+
 .........................................................................
 Net investment income                         5.66%+              5.80%+
 .........................................................................
 Portfolio turnover rate                         26%                 37%
 .........................................................................

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+ Annualized.
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period       $  67.11            $  64.84
                                            --------            --------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                          1.49                2.57
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                         (1.32)               2.27
                                            --------            --------
 .........................................................................
 Total from investment operations               0.17                4.84
                                            --------            --------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                         (1.49)              (2.57)
 .........................................................................
 Net realized gains                            (0.89)                  0
                                            --------            --------
 .........................................................................
 Total distributions to shareholders           (2.38)              (2.57)
                                            --------            --------
 .........................................................................
 Net asset value, end of period             $  64.90            $  67.11
                                            --------            --------
 .........................................................................
 Total return                                   0.27%               7.61%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)      $724,569            $746,874
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                      0.58%+              0.62%+
 .........................................................................
 Net investment income                          4.52%+              4.59%+
 .........................................................................
 Portfolio turnover rate                          53%                 47%
 .........................................................................

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period        $67.11              $65.91
                                             ------              ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                         1.40                1.66
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                        (1.31)               1.20
                                             ------              ------
 .........................................................................
 Total from investment operations              0.09                2.86
                                             ------              ------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                        (1.41)              (1.66)
 .........................................................................
 Net realized gains                           (0.89)                  0
                                             ------              ------
 .........................................................................
 Total distributions to shareholders          (2.30)              (1.66)
                                             ------              ------
 .........................................................................
 Net asset value, end of period              $64.90              $67.11
                                             ------              ------
 .........................................................................
 Total return                                  0.15%               4.41%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)       $5,633              $4,736
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                     0.83%+              0.89%+
 .........................................................................
 Net investment income                         4.29%+              4.35%+
 .........................................................................
 Portfolio turnover rate                         53%                 47%
 .........................................................................

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
 + Annualized.
 * The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Six Months Ended Period Ended                Year Ended June 30,
                           March 31, 1999  September 30, ---------------------------------------------------
                           (Unaudited) #    1998 # (a)   1998 (b)  1997 (b)  1996 (b)  1995 (b)  1994 (b)(c)
 CLASS I
 Net asset value,
  beginning of period         $  9.52         $  9.32    $  9.54   $  9.70   $  9.62   $  9.06     $ 10.00
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income           0.22            0.11       0.47      0.49      0.47      0.62        0.25
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities          (0.03)           0.22      (0.06)     0.09      0.30      0.24       (1.15)
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 Total from investment
  operations                     0.19            0.33       0.41      0.58      0.77      0.86       (0.90)
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 Distributions to
  shareholders from
 net investment income          (0.33)          (0.13)     (0.63)    (0.74)    (0.69)    (0.30)      (0.04)
                              -------         -------    -------   -------   -------   -------     -------
 Net asset value, end of
  period                      $  9.38         $  9.52    $  9.32   $  9.54   $  9.70   $  9.62     $  9.06
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 .........................................................................
 Total return                    1.98%           3.56%      4.42%     6.18%     8.00%     9.70%       9.00%
 .........................................................................
 Ratios and supplemental
  data
 .........................................................................
 Net assets, end of
  period (thousands)          $44,390         $46,607    $36,722   $34,590   $32,998   $26,898     $24,957
 .........................................................................
 Ratios to average net
  assets
 Expenses*                       0.67%+          0.76%+     0.81%     0.85%     0.71%     0.64%       0.73%+
 .........................................................................
 Net investment income           4.55%+          4.89%+     4.90%     5.14%     5.81%     6.84%       5.04%+
 .........................................................................
 Portfolio turnover rate           58%              3%        46%       90%       67%      133%        161%
 .........................................................................

                          Six Months Ended Period Ended                Year Ended June 30,
                           March 31, 1999  September 30, ---------------------------------------------------
                           (Unaudited) #    1998 # (a)   1998 (b)  1997 (b)  1996 (b)  1995 (b)  1994 (b)(c)
 CLASS IS
 Net asset value,
  beginning of period         $  9.51         $  9.30    $  9.52   $  9.68   $  9.61   $  9.04     $ 10.00
                              -------         -------    -------   -------   -------   -------     -------
 Net realized and
  unrealized gains or
  losses on securities          (0.02)           0.23      (0.01)     0.14      0.12      0.24       (1.11)
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 Income from investment
  operations
 Total from investment
  operations                     0.18            0.34       0.39      0.56      0.73      0.85       (0.92)
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 Net investment income           0.20            0.11       0.40      0.42      0.61      0.61        0.19
 .........................................................................
 Distributions to
  shareholders from
 net investment income          (0.32)          (0.13)     (0.61)    (0.72)    (0.66)    (0.28)      (0.04)
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 Net asset value, end of
  period                      $  9.37         $  9.51    $  9.30   $  9.52   $  9.68   $  9.61     $  9.04
                              -------         -------    -------   -------   -------   -------     -------
 .........................................................................
 .........................................................................
 .........................................................................
 Total return                    1.84%           3.61%      4.16%     5.92%     7.74%     9.57%       9.22%
 .........................................................................
 Ratios and supplemental
  data
 .........................................................................
 Net assets, end of
  period (thousands)          $   130         $   129    $   198   $   182   $   152   $   170     $   167
 .........................................................................
 Ratios to average net
  assets
 Expenses*                       0.92%+          1.00%+     1.06%     1.10%     0.96%     0.89%       0.98%+
 .........................................................................
 Net investment income           4.29%+          4.65%+     4.65%     4.89%     5.56%     6.59%       1.37%+
 .........................................................................
 Portfolio turnover rate           58%              3%        46%       90%       67%      133%        161%
 .........................................................................

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen Select International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these finan-cial highlights.
(c) For the period from December 15, 1993 (commencement of operations) to June 30, 1994.
# Net investment income is based on weighted average shares outstanding throughout the period.
+ Annualized.
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)


                                      Six Months Ended
                                       March 31, 1999        Period Ended
                                        (Unaudited)    September 30, 1998 # (a)
 CLASS I
 Net asset value, beginning of
  period                                  $ 10.52              $ 10.42
                                          -------              -------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                       0.30                 0.53
 .........................................................................
 Net realized and unrealized gains
  or losses on securities                   (0.14)                0.10
                                          -------              -------
 .........................................................................
 Total from investment operations            0.16                 0.63
                                          -------              -------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                      (0.30)               (0.53)
 .........................................................................
 Net realized gains                         (0.02)                   0
                                          -------              -------
 .........................................................................
 Total distributions to shareholders        (0.32)               (0.53)
                                          -------              -------
 .........................................................................
 Net asset value, end of period           $ 10.36              $ 10.52
                                          -------              -------
 .........................................................................
 Total return                                1.54%                6.21%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period
  (thousands)                             $75,799              $70,810
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                   0.30%+               0.30%+
 .........................................................................
 Net investment income                       5.82%+               5.97%+
 .........................................................................
 Portfolio turnover rate                       59%                  78%
 .........................................................................

                                      Six Months Ended
                                       March 31, 1999        Period Ended
                                        (Unaudited)    September 30, 1998 # (b)
 CLASS IS
 Net asset value, beginning of
  period                                   $10.52               $10.41
                                           ------               ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                       0.29                 0.11
 .........................................................................
 Net realized and unrealized gains
  or losses on securities                   (0.14)                0.11
                                           ------               ------
 .........................................................................
 Total from investment operations            0.15                 0.22
                                           ------               ------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                      (0.29)               (0.11)
 .........................................................................
 Net realized gains                         (0.02)                   0
                                           ------               ------
 .........................................................................
 Total distributions to shareholders        (0.31)               (0.11)
                                           ------               ------
 .........................................................................
 Net asset value, end of period            $10.36               $10.52
                                           ------               ------
 .........................................................................
 Total return                                1.42%                2.12%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period
  (thousands)                              $  693               $  614
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                   0.55%+               0.55%+
 .........................................................................
 Net investment income                       5.58%+               5.84%+
 .........................................................................
 Portfolio turnover rate                       59%                  78%
 .........................................................................

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.
# Net investment income is based on weighted average shares throughout the pe-
  riod.
+ Annualized.
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period       $  99.71            $ 100.00
                                            --------            --------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                          3.17                3.08
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                         (3.56)              (0.29)
                                            --------            --------
 .........................................................................
 Total from investment operations              (0.39)               2.79
                                            --------            --------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                         (3.17)              (3.08)
                                            --------            --------
 .........................................................................
 Net asset value, end of period             $  96.15            $  99.71
                                            --------            --------
 .........................................................................
 Total return                                  (0.42%)              2.83%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)      $137,583            $135,998
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses*                                      0.48%+              0.41%+
 .........................................................................
 Net investment income                          6.49%+              6.88%+
 .........................................................................
 Portfolio turnover rate                          79%                 80%
 .........................................................................

                                        Six Months Ended
                                         March 31, 1999       Period Ended
                                          (Unaudited)    September 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period        $99.71              $99.67
                                             ------              ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                         3.04                1.05
 .........................................................................
 Net realized and unrealized gains or
  losses on securities                        (3.55)               0.04
                                             ------              ------
 .........................................................................
 Total from investment operations             (0.51)               1.09
                                             ------              ------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                        (3.05)              (1.05)
                                             ------              ------
 .........................................................................
 Net asset value, end of period              $96.15              $99.71
                                             ------              ------
 .........................................................................
 Total return                                 (0.54%)              1.10%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)       $6,603              $   24
 .........................................................................
 Ratios to average net assets
 Expenses*                                     0.74%+              0.66%+
 .........................................................................
 Net investment income                         6.31%+              6.51%+
 .........................................................................
 Portfolio turnover rate                         79%                 80%
 .........................................................................

(a) For the period from April 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from August 3, 1998 (commencement of class operations) to September 30, 1998.
+ Annualized.
* The ratio of expenses to average net assets excludes fee credits but includes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - 79.2%
             FHLMC - 34.8%
 $ 1,444,172 6.801%, 1/1/22......................................   $  1,496,523
     679,650 6.90%, 3/1/22.......................................        692,818
   2,553,564 6.958%, 6/1/16......................................      2,607,036
     958,581 7.056%, 10/1/21.....................................      1,000,817
     670,916 7.097%, 3/1/21......................................        686,327
     950,224 7.136%, 3/1/19......................................        986,451
     698,986 7.145%, 7/1/30......................................        720,284
   1,413,137 7.197%, 11/1/21.....................................      1,452,882
   1,176,841 7.324%, 4/1/22......................................      1,211,229
     159,478 7.395%, 4/1/20......................................        162,942
      72,443 7.453%, 7/1/19......................................         74,265
     769,817 7.50%, 9/1/17.......................................        789,662
                                                                    ------------
                                                                      11,881,236
                                                                    ------------
             FNMA - 44.4%
     860,299 5.802%, 4/1/38......................................        867,020
     980,928 5.966%, 11/1/28.....................................        986,901
     836,939 6.106%, 5/1/36......................................        844,785
     407,580 6.45%, 1/1/22.......................................        416,751
     255,408 6.753%, 7/1/27......................................        262,192
     226,629 6.862%, 10/1/17.....................................        232,401
     427,161 6.915%, 1/1/22......................................        437,771
   1,836,760 6.945%, 5/1/22......................................      1,886,132
     171,843 6.963%, 12/1/22.....................................        176,516
      88,234 6.99%, 2/1/17.......................................         90,219
     598,010 7.01%, 11/1/18......................................        612,212
     767,029 7.054%, 9/1/18......................................        801,783
   2,021,012 7.082%, 9/1/21......................................      2,081,642
   1,170,914 7.15%, 1/1/31.......................................      1,205,679
     644,477 7.154%, 12/1/19.....................................        663,812
     188,912 7.192%, 7/1/20......................................        194,963
     859,018 7.237%, 11/1/17.....................................        888,547
     666,264 7.27%, 1/1/16.......................................        685,213
   1,439,334 7.37%, 12/1/23......................................      1,473,058
     345,255 7.416%, 10/1/16.....................................        355,126
                                                                    ------------
                                                                      15,162,723
                                                                    ------------
             Total Adjustable Rate Mortgage Securities
              (cost $27,163,868).................................     27,043,959
                                                                    ------------

  Principal
   Amount                                                             Value

 FIXED RATE MORTGAGES - 10.5%
             FHLMC - 2.9%
 $   250,000 5.00%, 1/15/04.....................................   $    244,163
     574,414 STRIPS CMO, Ser. 20, Class F, IO,
             6.232%, 7/1/29.....................................        574,055
      19,183 7.25%, 11/1/08.....................................         19,396
     135,809 10.50%, 4/1/04.....................................        140,531
                                                                   ------------
                                                                        978,145
                                                                   ------------
             FNMA - 3.8%
      92,104 9.50%, 4/15/05.....................................         95,760
     262,141 10.50%, 3/1/01.....................................        268,285
     523,294 10.75%, 10/1/12....................................        569,035
     323,403 11.00%, 1/1/18.....................................        356,011
                                                                   ------------
                                                                      1,289,091
                                                                   ------------
             GNMA - 3.8%
   1,282,309 10.25%, 11/15/29...................................      1,306,519
                                                                   ------------
             Total Fixed Rate Mortgages
              (cost $3,625,201).................................      3,573,755
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 5.9%
             U.S. Treasury Notes - 5.9%
     400,000 4.50%, 1/31/01.....................................        396,500
     600,000 5.50%, 5/31/03.....................................        606,372
   1,000,000 5.75%, 11/30/02....................................      1,018,280
                                                                   ------------
             Total U. S. Treasury Obligations
              (cost $2,027,301).................................      2,021,152
                                                                   ------------
 REPURCHASE AGREEMENT - 2.4%
     823,000 Evergreen Joint Repurchase Agreement, in a joint
              trading account, (5.00%, dated 3/31/99, maturity
              value $823,114) (cost $823,000) (a)...............        823,000
                                                                   ------------

             Total Investments -
              (cost $33,639,370)...........................    98.0%  33,461,866
             Other Assets and Liabilities - net............     2.0      668,214
                                                              -----  -----------
             Net Assets....................................   100.0% $34,130,080
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at March 31, 1999.

Note: The maturity date included in each security description is the stated maturity date. The effective maturity of each security may be shorter due to current and projected prepayment rates. Changes in interest rates may accelerate or slow prepayment of mortgage ob-ligations.

Summary of Abbreviations:
CMO  Collateralized Mortgage Obligations
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA General National Mortgage Association
IO   Interest Only
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                           March 31, 1999 (Unaudited)

  Principal
    Amount                                                            Value

 ASSET-BACKED SECURITIES - 2.6%
 $  2,000,000 Jet Equipment Trust,
               9.41%, 6/15/10 (a)...............................   $  2,306,766
   11,356,000 Saxon Asset Securities Trust,
               Ser. 1998-4, Class AF5,
               6.93%, 1/25/30...................................     11,483,925
    1,150,074 UCFC Home Equity Loan Trust,
               Ser. 1996-C1, Class A3,
               7.15%, 12/15/13..................................      1,178,245
                                                                   ------------
              Total Asset-Backed Securities
               (cost $14,931,632)...............................     14,968,936
                                                                   ------------
 CORPORATE BONDS - 18.7%
              Banks - 3.4%
    4,600,000 BankAmerica Corp., Notes,
               9.50%, 6/1/04....................................      5,270,887
    3,600,000 NBD Bank N.A., Deb. (Subord.), 8.25%, 11/1/24.....      4,207,417
    7,500,000 State Street Boston Corp., Notes, 7.35%, 6/15/26..      8,108,910
    2,155,000 SunTrust Banks, Inc., Notes (Subord.), 6.00%,
               2/15/26..........................................      2,092,913
                                                                   ------------
                                                                     19,680,127
                                                                   ------------
              Cable/Other Video
               Distribution - 0.8%
    4,400,000 Comcast Cable Communications, Notes,
               6.20%, 11/15/08..................................      4,346,927
                                                                   ------------
              Communication Systems & Services - 0.4%
    2,400,000 Panamsat Corp., Notes,
               6.375%, 1/15/08..................................      2,293,627
                                                                   ------------
              Finance - 3.5%
    6,000,000 Associates Corp. North America, Deb., 5.96%,
               5/15/37..........................................      6,124,890
    7,000,000 General Electric Capital Corp., Notes, 6.29%,
               12/15/07.........................................      7,097,860
              Merrill Lynch & Co., Inc.:
    1,300,000  Deb., 8.40%, 11/1/19.............................      1,481,412
    5,600,000 Notes, 6.375%, 10/15/08...........................      5,597,542
                                                                   ------------
                                                                     20,301,704
                                                                   ------------
              Industrial Specialty Products & Services - 1.5%
    4,938,000 Dow Chemical Co., Notes,
               8.55%, 10/15/09..................................      5,716,426
    2,700,000 Owens Corning, Notes,
               7.50%, 5/1/05....................................      2,743,192
                                                                   ------------
                                                                      8,459,618
                                                                   ------------
              Insurance - 1.6%
              Allstate Corp.:
    3,400,000  Deb., 6.75%, 5/15/18.............................      3,419,863
    4,390,000 Notes, 6.75%, 6/15/03.............................      4,492,098
    1,400,000 Lincoln National Corp., Notes,
               7.00%, 3/15/18...................................      1,412,123
                                                                   ------------
                                                                      9,324,084
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Manufacturing - Distributing - 0.4%
 $ 1,800,000 Deere & Co., Deb.,
              8.95%, 6/15/19....................................   $  2,176,893
                                                                   ------------
             Oil/Energy - 2.4%
  13,560,000 Phillips Petroleum Co., Deb., 7.125%, 3/15/28......     13,683,057
                                                                   ------------
             Paper & Packaging - 1.9%
   5,120,000 Caliber Systems Inc., Notes, 7.80%, 8/1/06.........      5,308,743
   5,600,000 Westvaco Corp., Deb., 7.75%, 2/15/23...............      5,875,873
                                                                   ------------
                                                                     11,184,616
                                                                   ------------
             Utilities - 2.8%
   2,710,000 Alabama Power Co., Sr. Notes, Series G,
              5.375%, 10/1/08...................................      2,582,199
   1,100,000 Alltel Corp., Deb.,
              6.50%, 11/1/13....................................      1,118,251
   4,975,000 AT&T Corp., Notes,
              6.50%, 3/15/29....................................      4,887,873
   1,700,000 Carolina Power & Light Co., 1st Mtge., 8.625%,
              9/15/21...........................................      2,016,428
   3,060,000 National Rural Utilities Cooperative Finance,
              5.75%, 11/1/08....................................      3,010,030
   2,700,000 Tenaska Washington Partners LP, Bonds,
              6.79%, 9/23/11 (a)................................      2,707,803
                                                                   ------------
                                                                     16,322,584
                                                                   ------------
             Total Corporate Bonds (cost $106,211,417)..........    107,773,237
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
   2,498,434 CMO Trust, Ser. 22, Class Y, 7.95%, 5/1/17.........      2,487,490
   4,300,000 FNMA REMIC, Ser. 1992-163, Class M, 7.75%,
              9/25/22...........................................      4,459,427
                                                                   ------------
             Total Collateralized Mortgage Obligations (cost
              $6,781,306).......................................      6,946,917
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 26.6%
             FHLMC:
  16,004,789 6.50%, 4/1/28......................................     15,970,379
  14,524,930 7.00%, 4/1/28......................................     14,764,882
   1,190,560 7.50%, 5/1/09......................................      1,230,044
     584,462 8.00%, 10/1/25.....................................        609,196
             FHLMC PC Guaranteed:
   2,900,000 5.85%, 1/25/19.....................................      2,898,216
   2,000,000 6.50%, 4/15/18.....................................      2,016,723
   5,330,021 FNMA,
             6.50%, 10/1/00.....................................      5,397,286
             GNMA:
  48,717,332 6.00%, 3/15/11 - 3/15/29...........................     47,405,224
  19,619,662 6.50%, 4/1/99 - 7/15/28............................     19,657,938
     429,786 6.625%, 4/1/99.....................................        437,432
  27,961,452 7.00%, 2/15/11 - 7/15/28...........................     28,476,873

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
    Amount                                                            Value

 MORTGAGE-BACKED SECURITIES - continued
              GNMA (continued):
 $  3,946,951 7.50%, 8/15/12 - 3/15/26..........................   $  4,091,014
    9,184,181 8.00%, 6/15/24 - 8/15/27..........................      9,575,825
      719,687 9.00%, 4/15/20 - 8/15/21..........................        768,983
      297,315 9.50%, 2/15/21....................................        320,764
                                                                   ------------
              Total Mortgage-Backed Securities (cost
               $153,448,775)....................................    153,620,779
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.8%
              Farm Credit Systems Financial Assist Corp.:
    8,000,000  8.80%, 6/10/05...................................      9,318,624
    5,800,000 9.375%, 7/21/03...................................      6,628,373
    4,800,000 FFCB,
               8.65%, 10/1/99...................................      4,888,440
   41,100,000 FNMA,
               6.00%, 5/15/08...................................     41,640,794
                                                                   ------------
              Total U.S. Government & Agency Obligations
               (cost $61,853,421) ..............................     62,476,231
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 21.6%
              U.S. Treasury Bonds:
   14,160,000 6.875%, 8/15/25...................................     16,022,932
    1,400,000 8.75%, 5/15/17....................................      1,843,188
    3,950,000 8.875%, 8/15/17...................................      5,265,844
              U.S. Treasury Notes:
    5,125,800 3.625%, 7/15/02...................................      5,093,764
   65,590,000 5.875%, 8/31/99 - 11/15/05........................     66,787,220
   30,000,000 6.25%, 5/31/99....................................     30,075,000
                                                                   ------------
              Total U.S. Treasury Obligations
               (cost $126,867,199)..............................    125,087,948
                                                                   ------------
 YANKEE OBLIGATIONS - 10.7%
              Banks - 3.2%
    4,800,000 Bayerische Landesbank Girozen, 6.20%, 2/9/06......      4,796,534
    4,800,000 Korea Development Bank, 6.625%, 11/21/03..........      4,553,698
              Svenska Handelsbanken:
    3,400,000 8.125%, 8/15/07...................................      3,734,550
    4,800,000 8.35%, 7/15/04....................................      5,257,588
                                                                   ------------
                                                                     18,342,370
                                                                   ------------

  Principal
    Amount                                                            Value

 YANKEE OBLIGATIONS - continued
              Electronic Equipment &
               Services - 0.9%
 $  5,100,000 Philips Electronics NV, 7.125%, 5/15/25...........   $  5,155,978
                                                                   ------------
              Finance - 1.7%
    6,700,000 BHP Fin. USA Ltd.,
               8.50%, 12/1/12...................................      7,661,671
    2,150,000 WMC Fin. USA Ltd., 6.50%, 11/15/03................      2,159,041
                                                                   ------------
                                                                      9,820,712
                                                                   ------------
              Metals & Mining - 0.5%
    2,900,000 Placer Dome Inc.,
               8.50%, 12/31/45..................................      2,804,439
                                                                   ------------
              Oil/Energy - 1.6%
    7,720,000 Petro Canada Ltd.,
               8.60%, 1/15/10...................................      9,370,768
                                                                   ------------
              Utilities - 1.9%
    9,855,000 Hydro-Quebec,
               8.00%, 2/1/13....................................     11,311,470
                                                                   ------------
              Government - 0.9%
    3,400,000 Japan Fin. Corp. Municipal Enterprises,
               6.85%, 4/15/06...................................      3,534,824
    1,400,000 New Brunswick (Province of Canada),
               7.625%, 2/15/13..................................      1,585,822
                                                                   ------------
                                                                      5,120,646
                                                                   ------------
              Total Yankee Obligations (cost $57,581,022).......     61,926,383
                                                                   ------------
 REPURCHASE AGREEMENT - 7.4%
   42,596,674 Dresdner Bank AG 4.85%, dated 3/31/99, due 4/1/99, maturity value, $42,602,413 (cost $42,506,674)
               (b)..............................................     42,596,674
                                                                   ------------

              Total Investments -(cost $570,271,446)......    99.6%  575,397,105
              Other Assets and Liabilities - net..........     0.4     2,220,270
                                                             -----  ------------
              Net Assets..................................   100.0% $577,617,375
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $43,600,000 U.S. Treasury Bills, 4/8/99 to 9/16/99; value including accrued interest - $43,449,097.

Summary of Abbreviations:
CMO  Collateralized Mortgage Obligation
FFCB Federal Farm Credit Bank
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Assn.
GNMA General National Mortgage Assn.
REMIC Real Estate Mortgaged Investment Conduit

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                           Schedule of Investments
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                            Value

 ASSET-BACKED SECURITIES - 12.2%
             Amresco Residential Securities Mtge. Loan Trust:
 $ 4,252,962 Ser. 98-2, Class A1, 6.50%, 12/25/15...............  $  4,264,381
   8,000,000 Ser. 98-2, Class A2, 6.245%, 4/25/22...............     8,040,120
             Case Equipment Loan Trust:
     500,000 Ser. 95-B, Class CTFS,
             6.45%, 9/15/02.....................................       500,522
   1,857,000 Ser. 97-B, Class A4, 6.41%, 9/15/04................     1,877,752
     200,000 Ser. 98-A, Class A4, 5.83%, 2/15/05................       199,445
             Contimortgage Home Equity Loan Trust:
   4,999,962 Ser. 96-1, Class A5, 6.15%, 3/15/11................     5,021,337
   3,185,000 Ser. 97-2, Class A9, 7.09%, 4/15/28................     3,277,349
   1,516,445 Ser. 97-4, Class A3, 6.26%, 7/15/12................     1,522,776
   5,495,999 Empire Funding Home Loan Owner Trust,
              Ser. 98-1, Class A4, 6.26%, 12/25/12..............     5,483,056
     496,478 EQCC Home Equity Loan Trust, Ser. 96-1, Class A2,
              5.82%, 9/15/09....................................       498,090
             First Plus Home Loan Trust: Ser. 97-2, Class A5,
     660,000  6.82%, 4/10/23....................................       666,095
   2,455,000 Ser. 97-3, Class A5, 6.86%, 10/10/13...............     2,494,808
     467,911 GCC Home Equity Trust, Ser. 90-1, Class A,
              10.00%, 7/15/05...................................       469,149
     849,473 Heller Equipment Asset Receivables Trust,
              Ser. 97-1, Class A2, 6.39%, 5/25/05...............       854,990
   1,252,369 IMC Home Equity Loan Trust, Ser. 97-2, Class A3,
              6.94%, 11/20/11...................................     1,262,006
   2,329,038 Life Financial Home Loan Owner Trust,
              Ser. 97-3, Class A2, 6.79%, 10/25/11..............     2,330,540
             MBNA Master Credit Card Trust: Ser. 96-J, Class A,
   2,910,000  5.09%, 4/15/99....................................     2,913,332
   1,570,000 Ser. 98-A, Class A, 5.05%, 4/15/99.................     1,569,552
   1,700,000 Metlife Capital Equipment Loan Trust, Ser. 97-A,
              Class A, 6.85%, 5/20/08...........................     1,742,645
     392,137 Olympic Automobile Receivables Trust,
              Ser. 95-D, Class B,
              6.10%, 4/15/02....................................       394,202
             Premier Auto Trust:
   1,500,000  Ser. 95-3, Class CTFS,
              6.25%, 8/6/01.....................................     1,502,917

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - continued
             Premier Auto Trust - continued
 $ 2,265,000 Ser. 97-3, Class A5, 6.34%, 1/6/02.................   $  2,298,284
   2,705,000 Ser. 98-2, Class A4, 5.82%, 12/6/02................      2,721,893
   3,021,941 Prudential Securities Secured Financing Corp.,
              Ser. 94-4, Class A1, 8.12%, 2/15/25...............      3,100,859
   2,840,000 Sears Credit Account Master Trust, Ser. 95-3, Class
              A,
              7.00%, 10/15/04...................................      2,896,757
   2,500,000 Southern Pacific Secured Assets Corp.,
              Ser. 98-1, Class A6, 7.08%, 3/25/28...............      2,553,787
     793,409 The Money Store Home Equity Trust, Ser. 92-B, Class
              A, 6.90%, 7/15/07.................................        795,602
   3,697,000 Toyota Auto Lease Trust,
              Ser. 97-A, Class A2,
              6.35%, 4/26/04....................................      3,743,786
     627,510 Union Acceptance Corp., Ser. 96-A, Class A,
              5.40%, 4/7/03.....................................        628,479
     842,274 Western Financial Grantor Trust, Ser. 95-3, Class
              A2,
              6.05%, 11/1/00....................................        843,542
             WFS Financial Owner Trust:
   5,000,000 Ser. 97-D, Class A4, 6.25%, 3/20/03................      5,067,625
   3,200,000 Ser. 98-A, Class A4, 5.95%, 2/20/03................      3,229,648
                                                                   ------------
             Total Asset-Backed Securities (cost $74,328,441)...     74,765,326
                                                                   ------------
 CORPORATE BONDS - 27.6%
             Automotive Equipment & Manufacturing - 1.4%
   3,567,000 General Motors Acceptance Corp., Notes,
              5.875%, 1/22/03...................................      3,567,371
   5,000,000 Johnson Controls, Inc.,
              Notes,
              6.30%, 2/1/08.....................................      5,030,715
                                                                   ------------
                                                                      8,598,086
                                                                   ------------
             Banks - 6.1%
      85,000 Banc One Corp.,
              Notes (Subord.),
              7.60%, 5/1/07.....................................         92,465
             BB & T Corp.,
              Notes (Subord.):
   6,850,000 6.375%, 6/30/99....................................      6,807,194
   1,000,000 7.05%, 5/23/03.....................................      1,032,464
   2,000,000 Chase Manhattan Corp., Notes (Subord.),
              8.00%, 5/15/04....................................      1,991,450
   5,000,000 Citigroup Inc.,
              Notes,
              6.125%, 6/15/00...................................      5,030,440

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Banks - continued
             First Chicago Corp.:
 $ 3,000,000 MTN, Notes (Subord.), 9.20%, 12/17/01.............   $  3,229,428
   7,725,000 Notes (Subord.),
             9.00%, 6/15/99....................................      7,779,678
   2,120,000 Nationsbank Corp.,
              Sr. Notes,
              5.75%, 3/15/01...................................      2,125,080
   1,020,000 NCNB Corp.,
              Debs.,
              9.125%, 10/15/01.................................      1,099,968
   1,970,000 Security Pacific Corp., Sr. Notes (Subord.),
              11.50%, 11/15/00.................................      2,130,642
     899,000 Societe Generale - New York, Notes (Subord.),
              7.40%, 6/1/06....................................        944,773
   5,000,000 Swiss Bank Corp. - New York, Notes (Subord.),
              6.75%, 7/15/05...................................      5,111,235
                                                                  ------------
                                                                    37,374,817
                                                                  ------------
             Brokers - 3.7%
   1,545,000 Bear Stearns Co.,
              Bonds,
              6.65%, 12/1/04...................................      1,563,630
             Lehman Brothers Holdings:
      75,000 MTN, Notes,
             6.71%, 10/12/99...................................         75,362
   5,000,000 Sr. Notes,
             6.625%, 11/15/00..................................      5,045,840
             Lehman Brothers, Inc.:
   3,500,000 MTN, Sr. Notes (Subord.), 6.84%, 10/7/99..........      3,518,889
   2,640,000 Sr. Notes (Subord.), 7.25%, 4/15/03...............      2,695,799
   2,350,000 Merrill Lynch & Co.,
              Bonds,
              6.00%, 2/12/03...................................      2,358,495
   3,210,000 Morgan Stanley Dean Witter, MTN, Sr. Notes,
              5.89%, 3/20/00...................................      3,214,404
   1,665,000 Paine Webber Group, Inc.,
              Notes,
              6.50%, 11/1/05...................................      1,643,139
   2,405,000 Salomon Smith Barney, Inc.,
              Notes,
              6.25%, 1/15/05...................................      2,397,439
                                                                  ------------
                                                                    22,512,997
                                                                  ------------
             Building Products - 0.2%
   1,545,000 CSR America, Inc.,
              Notes,
              6.875%, 7/21/05..................................      1,543,147
                                                                  ------------
             Cable/Other Video Distribution - 0.5%
   1,288,000 Tele-Communications, Inc.,
              Sr. Notes,
              7.25%, 8/1/05....................................      1,363,337
   1,690,000 Time Warner, Inc.,
              Notes,
              8.11%, 8/15/06...................................      1,868,996
                                                                  ------------
                                                                     3,232,333
                                                                  ------------

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Diversified Companies - 0.2%
 $ 1,355,000 Philip Morris, Inc.,
              6.15%, 3/15/10...................................   $  1,362,371
                                                                  ------------
             Finance - 5.8%
             Associates Corp. of North America, Sr. Notes:
   5,000,000 6.00%, 6/15/00....................................      5,029,845
   1,890,000 6.75%, 7/15/01....................................      1,937,001
   5,000,000 Case Corp.,
              Notes,
              6.25%, 12/1/03...................................      4,914,295
   3,720,000 CIT Group Holdings, Inc.,
              Notes,
              6.375%, 8/1/02...................................      3,781,945
   2,000,000 Commercial Credit Co.,
              Notes,
              6.75%, 5/15/00...................................      2,028,600
   8,750,000 First Security Corp. - Utah, MTN, Sr. Notes,
              6.08%, 2/9/01....................................      8,772,785
   3,620,000 Household Fin. Corp.,
              MTN, Sr. Notes,
              6.00%, 5/8/00....................................      3,634,799
   1,695,000 Loews Corp.,
              Notes,
              6.75%, 12/15/06..................................      1,731,588
   3,000,000 SFFED Corp.,
              Debs.,
              11.20%, 9/1/04 (a)...............................      3,495,000
                                                                  ------------
                                                                    35,325,858
                                                                  ------------
             Food & Beverage Products - 0.3%
   1,800,000 Nabisco, Inc.,
              Notes,
              6.00%, 2/15/01...................................      1,801,057
                                                                  ------------
             Healthcare Products & Services - 1.1%
   7,175,000 Columbia/HCA Healthcare Corp., MTN,
              6.875%, 7/15/01..................................      6,929,199
                                                                  ------------
             Industrial Specialty Products & Services - 0.2%
   1,000,000 Harcourt General, Inc.,
              Sr. Notes,
              8.25%, 6/1/02....................................      1,041,741
                                                                  ------------
             Insurance - 2.5%
   7,000,000 Associated P&C Holdings, Inc.,
              Sr. Notes,
              6.75%, 7/15/03 (a)...............................      6,914,789
   2,250,000 Horace Mann Educators Corp., Sr. Notes,
              6.625%, 1/15/06..................................      2,222,552
   5,000,000 Metropolitan Life Insurance Co., Notes,
              7.00%, 11/1/05 (a)...............................      5,113,960
   1,000,000 U.S. Life Corp.,
              Notes,
              6.375%, 6/15/00..................................      1,011,038
                                                                  ------------
                                                                    15,262,339
                                                                  ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Office Equipment & Supplies - 0.4%
 $ 2,492,561 Xerox Rental Equipment Trust, 6.20%, 12/26/05 (a)..   $  2,488,666
                                                                   ------------
             Oil/Energy - 0.3%
   1,600,000 Duke Capital Corp.,
              Sr. Notes, Ser. A,
              6.25%, 7/15/05....................................      1,600,349
                                                                   ------------
             Real Estate - 0.2%
   1,250,000 EOP Operating LP,
              Notes,
              6.376%, 2/15/02...................................      1,243,706
                                                                   ------------
             Retailing & Wholesale - 0.3%
   1,585,000 Gap Inc.,
              Notes,
              6.90%, 9/15/07....................................      1,677,638
                                                                   ------------
             Telecommunication Services & Equipment - 0.3%
   2,000,000 MCI Worldcom Inc.,
              Sr. Notes,
              6.125%, 8/15/01...................................      2,019,878
                                                                   ------------
             Transportation - 2.4%
   2,890,416 Continental Airlines, Inc.,
              Ser. 971B,
              7.461%, 4/1/13....................................      3,032,813
   5,000,000 U. S. Airways,
              Ser. 98-1,
              7.35%, 1/30/18....................................      5,052,225
   6,000,000 Union Pacific Corp.,
              Debs.,
              9.625%, 12/15/02..................................      6,722,772
                                                                   ------------
                                                                     14,807,810
                                                                   ------------
             Utilities - 1.7%
     423,000 Commonwealth Edison Co.,
              MTN,
              9.05%, 10/15/99...................................        430,199
   5,000,000 LG & E Capital Corp.,
              MTN,
              5.75%, 11/1/01 (a)................................      4,933,335
   1,200,000 Pennsylvania Power & Light Resources, Inc.,
              1st Mtge., 7.75%, 5/1/02..........................      1,263,346
   3,675,000 PG & E Gas Transmission Northwest, Sr. Notes,
              7.10%, 6/1/05.....................................      3,840,640
                                                                   ------------
                                                                     10,467,520
                                                                   ------------
             Total Corporate Bonds (cost $167,569,358)..........    169,289,512
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 10.7%
   3,250,000 Blackrock Capital Finance L.P., Ser. 97-C1, Class
              D,
              7.15%, 10/25/26...................................      3,221,562
   5,350,000 Carco Auto Loan Master Trust, Ser. 97-1, Class A,
              6.689%, 8/15/04...................................      5,345,854

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 5,000,000 CS First Boston Mtge. Securities Corp.,
              Ser. 1998-C1, Class A1B, 6.48%, 5/17/08...........   $  5,003,025
             CWMBS, Inc.:
     492,434 Ser. 97-A1, Class A1, 7.00%, 3/25/27...............        494,854
     809,233 Ser. 97-A3, Class A10, 7.25%, 5/25/27..............        811,528
   2,250,000 DLJ Mtge. Acceptance Corp.,
              Ser. 93-MF7, Class A2, 7.95%, 6/18/03.............      2,368,474
             FHLMC:
   1,675,000 Ser. 1519, Class F, 6.75%, 3/15/07.................      1,703,984
   3,505,083 Ser. B-02, Class 1, 5.75%, 10/15/16................      3,510,779
             FHLMC PC Gtd.:
   3,708,143 Ser. 12, Class A,
             9.25%, 11/15/19....................................      3,953,306
     519,151 Ser. 1608, Class FN, 5.70%, 11/15/23...............        521,814
     762,391 Ser. 1935, Class FL, 5.70%, 2/15/27................        768,754
             FNMA:
       5,790 Ser. 91-61, Class G, 7.00%, 9/25/20................          5,774
   5,750,000 Ser. 98-W8, Class A4, 6.02%, 9/25/28...............      5,728,006
   5,000,000 Iroquois Trust,
              Ser. 97-3, Class A, 6.68%, 11/10/03 (a)...........      5,033,725
   3,000,000 Nationslink Funding Corp.,
              Ser. 98-1, Class D, 6.803%, 1/20/08...............      2,980,200
             Potomac Gurnee Fin. Corp.:
   2,419,976 Ser. 1, Class A,
             6.887%, 12/21/26 (a)...............................      2,463,257
   2,000,000 Ser. 1, Class B,
             7.003%, 12/21/26 (a)...............................      2,050,830
   4,184,981 Prudential Home Mtge. Securities, Ser. 93-39, Class
              A8, 6.50%, 10/25/08...............................      4,202,830
   4,421,813 Prudential Securities Secured Financing Corp.,
              Ser. 1998-C1, Class A1A1,
              6.105%, 11/15/02..................................      4,440,893
   2,465,642 RMF Commercial Mtge. Pass-Through Certificates,
              Ser. 1997-1, Class A1,
              6.38%, 1/15/19....................................      2,474,161
   1,922,616 Saxon Mtge. Securities Corp.,
              Ser. 93-8A, Class 1A2, 7.375%, 9/25/23............      1,939,391
   7,000,000 Structured Asset Securities Corp.,
              Ser. 96-CFL, Class C, 6.525%, 2/25/28.............      7,062,335
                                                                   ------------
             Total Collateralized Mortgage Obligations (cost
              $65,672,623)......................................     66,085,336
                                                                   ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 MORTGAGE-BACKED SECURITIES - 4.9%
             FHLMC:
 $   285,922 6.00%, 12/1/00.....................................   $    287,695
   1,144,419 6.50%, 7/1/04......................................      1,163,096
   1,869,696 7.00%, 1/1/00......................................      1,888,505
     175,361 8.00%, 2/1/00 - 4/1/00.............................        178,958
             FNMA:
      89,811 5.90%, 4/1/99......................................         90,605
   3,189,005 6.00%, 11/1/08.....................................      3,198,030
   1,675,070 6.50%, 8/1/10 - 10/1/10............................      1,696,196
   5,174,248 11.00%, 2/15/25....................................      5,755,301
             GNMA:
   6,626,578 8.05%, 6/15/19 - 10/15/20..........................      6,967,533
   7,027,630 8.30%, 9/15/19 - 1/15/21...........................      7,428,395
   1,340,821 9.20%, 4/15/18 - 9/15/18...........................      1,452,820
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $30,034,213)......................................     30,107,134
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 25.6%
             U.S. Treasury Notes:
  12,000,000 5.625%, 5/15/08....................................     12,221,256
   7,000,000 5.75%, 4/30/03.....................................      7,135,625
  44,470,000 6.125%, 8/15/07....................................     46,512,863
   5,180,000 6.25%, 2/15/03 - 2/15/07...........................      5,449,081
  21,500,000 6.50%, 10/15/06....................................     22,917,667
  29,500,000 6.625%, 5/15/07....................................     31,804,687
   7,220,000 7.00%, 7/15/06.....................................      7,899,135
   5,695,000 7.25%, 5/15/04 - 8/15/04...........................      6,213,428
  12,000,000 7.875%, 11/15/04...................................     13,481,256
   3,480,000 8.00%, 5/15/01.....................................      3,685,539
                                                                   ------------
             Total U. S. Treasury Obligations
              (cost $152,900,641)...............................    157,320,537
                                                                   ------------
 YANKEE OBLIGATIONS - 4.9%
             Banks - 4.2%
             Korea Development Bank Bonds:
   5,000,000 7.25%, 5/15/06.....................................      4,775,670
   5,000,000 7.375%, 9/17/04....................................      4,887,410
  14,865,000 National Bank of Canada, Notes (Subord.), Ser. B,
              8.125%, 8/15/04...................................     16,173,090
                                                                   ------------
                                                                     25,836,170
                                                                   ------------
             Finance - 0.2%
   1,500,000 FBG Finance Ltd, Notes, 6.75%, 11/15/05 (a)........      1,480,350
                                                                   ------------

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
             Oil/Energy - 0.3%
 $ 1,625,000 Amoco Argentina Oil Co.,
              MTN, 6.75%, 2/1/07................................   $  1,717,219
                                                                   ------------
             Utilities - 0.2%
   1,000,000 Hydro Quebec, MTN, 7.52%, 7/17/03..................      1,061,545
                                                                   ------------
             Total Yankee Obligations (cost $29,682,282)........     30,095,284
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
             FHLB:
   2,000,000 5.45%, 10/19/05....................................      1,976,818
   3,200,000 5.467%, 2/19/04....................................      3,176,000
   5,000,000 5.72%, 8/25/03.....................................      5,029,670
   5,000,000 Ser. CK08,
              5.905%, 3/27/08...................................      5,017,215
   3,720,000 Ser. GJ08,
              5.89%, 6/30/08....................................      3,729,717
   1,810,000 Ser. H400,
              6.10%, 10/12/00...................................      1,819,955
   5,000,000 Ser. IQ08,
              6.07%, 8/28/08....................................      4,949,525
   4,000,000 Ser. KP07,
              6.54%, 12/12/07...................................      4,047,628
   3,700,000 Ser. NR05,
              6.23%, 5/18/05....................................      3,709,250
   2,320,761 Ser. YU03,
              6.043%, 4/28/03...................................      2,326,563
  10,000,000 Sr. Notes, Ser. AT04,
              7.70%, 9/20/04....................................     10,980,640
             FHLMC:
   3,000,000 6.00%, 5/15/16.....................................      3,005,161
   5,867,820 Ser. 1991, Class PA,
              6.00%, 3/15/14....................................      5,890,968
             Sr. Debs.:
   2,250,000 6.51%, 1/8/07......................................      2,342,419
   3,000,000 7.55%, 4/26/06.....................................      3,005,361
   1,825,000 Sr. Notes,
              6.97%, 6/16/05....................................      1,852,691
             FNMA:
   6,441,000 5.125%, 2/13/04....................................      6,329,622
   4,495,000 6.95%, 11/13/06....................................      4,606,539
     550,000 Sr. Notes,
              8.70%, 6/10/99....................................        553,969
                                                                   ------------
             Total U.S. Government Agency Obligations (cost
              $74,012,878)......................................     74,349,711
                                                                   ------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENT - 1.2%
 $ 7,354,348 Dresdner Bank AG, 4.85%, dated 3/31/99, due 4/1/99,
              maturity value $7,355,339 (cost $7,354,348) (b)...   $  7,354,348
                                                                   ------------

     Total Investments -
      (cost $601,554,784)..  99.2%  609,367,188
     Other Assets and
      Liabilities - net....   0.8     4,845,058
                            -----  ------------
     Net Assets............ 100.0% $614,212,246
                            =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $7,665,000 U.S. Treasury Bills, 9/16/99 to 9/23/99; value including accrued interest - $7,502,015.

Summary of Abbreviations:
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Assn.
GNMA General National Mortgage Assn.
MTN  Medium Term Note

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                           Schedule of Investments
                          March 31, 1999 (Unaudited)

 Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - 2.2%
 $1,553,658 Corestates Home Equity Trust,
             Ser. 1993-2, Class A,
             5.10%, 3/15/09.....................................   $   1,546,549
  4,996,363 Empire Funding Home Loan
             Owner Trust,
             Ser. 1998-1, Class A4,
             6.64%, 12/25/12....................................       4,984,597
  2,200,000 First Plus Home Loan Trust,
             Ser. 1997-2, Class A5,
             6.82%, 4/10/23.....................................       2,220,317
  3,427,242 Harley-Davidson Eaglemark
             Motorcycle Trust,
             Ser. 1997-3, Class A1,
             5.98%, 12/15/01....................................       3,455,226
  3,293,415 Harley-Davidson Eaglemark
             Ownership Trust,
             Ser. 1996-3, Class A2,
             6.35%, 10/15/02 (a) ...............................       3,314,963
 10,000,000 Jet Equipment Trust,
             Ser. A10,
             9.41%, 6/15/10 (a).................................      11,533,830
  1,297,168 Xerox Rental Equipment Trust,
             Ser. 1996-A,
             6.20%, 12/25/05 (a) ...............................       1,295,141
                                                                   -------------
            Total Asset-Backed Securities
             (cost $26,751,542).................................      28,350,623
                                                                   -------------
 CORPORATE BONDS AND NOTES - 30.3%
            Banks - 4.4%
    973,000 Banca Commerziale Italiana,
             Deposit Notes,
             8.25%, 7/15/07.....................................       1,076,308
  1,540,000 BankBoston, N.A.,
             Subord.,
             7.00%, 9/15/07.....................................       1,613,768
  5,000,000 Banq Paribas, New York,
             Notes (Subord.),
             6.95%, 7/22/13.....................................       5,004,275
  7,500,000 Comerica Bank,
             Notes (Subord.),
             7.125%, 12/1/13....................................       7,579,440
  5,000,000 Fleet Financial Group Inc.,
             Notes (Subord.),
             7.625%, 12/1/99....................................       5,071,240
  1,150,000 FNBC Inc.,
             Pass-Thru Certificates,
             Ser.1993-A,
             8.08%, 1/5/18......................................       1,258,887
  4,000,000 HUBCO Capital Trust II,
             Ser. B,
             7.65%, 6/15/28.....................................       4,015,376
    144,000 Irving Bank Corp.,
             Debs.,
             8.50%, 6/1/02......................................         144,209
  1,685,000 KeyCorp,
             Notes (Subord.),
             7.50%, 6/15/06.....................................       1,799,701
  7,000,000 Mellon Capital I,
             Ser. A,
             7.72%, 12/1/26.....................................       7,208,222
  1,600,000 Midlantic Corp.,
             Debs.,
             9.25%, 9/1/99......................................       1,624,397

  Principal
   Amount                                                              Value

 CORPORATE BONDS AND NOTES - continued
             Banks - continued
 $ 5,000,000 NCNB Texas National Bank of
              Dallas, Notes,
              9.50%, 6/1/04.....................................   $   5,729,225
  11,000,000 PNC Inc.,
              Institutional Capital Trust B,
              8.315%, 5/15/27 (a)...............................      11,781,352
   3,000,000 SFFED Corp.,
              Debs.
              11.20%, 9/1/04 (a)................................       3,495,000
                                                                   -------------
                                                                      57,401,400
                                                                   -------------
             Building, Construction & Furnishings - 0.4%
   5,000,000 Owens-Corning, Inc.,
              Notes,
              7.50%, 5/1/05.....................................       5,079,985
                                                                   -------------
             Chemical & Agricultural Products - 0.3%
   4,000,000 Freeport McMoran Resource
              Partners, Sr. Notes,
              7.00%, 2/15/08....................................       3,896,860
                                                                   -------------
             Electrical Equipment & Services - 0.4%
   5,000,000 Texas Instruments, Inc.,
              Notes,
              6.125%, 2/1/06....................................       5,029,800
                                                                   -------------
             Finance & Insurance - 8.9%
  10,000,000 Citigroup Capital II,
              Bonds
              7.75%, 12/1/36....................................      10,542,740
  10,500,000 Continental Corp.,
              Notes,
              8.375%, 8/15/12...................................      11,122,261
   3,000,000 ERP Operating Limited
              Partnership, Notes,
              6.63%, 4/13/15....................................       2,973,339
   1,490,000 Fleet Financial Group Inc.,
              Debs. (Subord.),
              6.875%, 1/15/28...................................       1,470,673
   5,000,000 Geico Corp.,
              Notes,
              7.50%, 4/15/05....................................       5,347,350
  10,000,000 General Elec. Capital Corp.,
              Notes,
              6.29%, 12/15/01...................................      10,139,800
   1,000,000 General Motors Acceptance Corp.,
              Debs.,
              9.625%, 5/15/00...................................       1,044,083
   2,250,000 Goldman Sachs Group, L.P.,
              Notes,
              6.375%, 6/15/00 (a)...............................       2,268,698
  10,000,000 Heller Financial Inc.,
              Notes,
              6.00%, 3/19/04....................................       9,949,650
             Lehman Brothers Holdings, Inc.:
   1,250,000 7.38%, 5/15/04.....................................       1,285,009
   5,000,000 6.00%, 2/26/01.....................................       4,975,465
  10,000,000 Liberty Mutual Insurance Co.,
              Notes,
              8.20%, 5/4/07 (a).................................      10,829,930

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value

 CORPORATE BONDS AND NOTES - continued
             Finance & Insurance - continued
 $10,000,000 Loews Corp.,
              Sr. Notes,
              7.00%, 10/15/23...................................   $   9,533,410
   5,000,000 MBNA America Bank National Association,
              Notes,
              5.96%, 8/10/00....................................       4,970,020
   3,000,000 Merrill Lynch & Co., Inc.,
              Debs.,
              8.40%, 11/1/19....................................       3,418,644
   3,125,000 Morgan Stanley Dean Witter, Inc.,
              Sr. Notes, MTN,
              5.89%, 3/20/00....................................       3,129,287
   5,000,000 Paine Webber Group, Inc.,
              6.50%, 11/1/05....................................       4,934,350
   8,504,309 Topaz Ltd.,
              Sr. Notes,
              Ser. 1997-1,
              6.92%, 3/10/07 (a)................................       8,740,559
     750,000 Wesco Financial Corp.,
              Debs.,
              8.875%, 11/1/99...................................         765,071
   9,000,000 Western Investment REIT,
              Sr. Notes,
              7.30%, 9/15/10....................................       8,346,330
                                                                   -------------
                                                                     115,786,669
                                                                   -------------
             Food & Beverage Products - 0.7%
   7,000,000 Coca Cola Enterprises Inc.,
              Notes,
              7.875%, 2/1/02....................................       7,387,261
   1,390,000 Philip Morris, Inc.,
              Bonds,
              6.15%, 3/15/10....................................       1,397,562
                                                                   -------------
                                                                       8,784,823
                                                                   -------------
             Forest Products - 0.1%
   1,124,000 Weyerhaeuser Co.,
              Debs.,
              6.95%, 8/1/17.....................................       1,129,488
                                                                   -------------
             Gaming - 0.3%
   4,000,000 Circus Circus Enterprises Inc.,
              Sr. Debs. (Subord.),
              7.625%, 7/15/13...................................       3,642,552
                                                                   -------------
             Healthcare Products & Services - 0.2%
   3,000,000 Baxter Int'l, Inc.,
              Debs.,
              9.25%, 12/15/99...................................       3,077,859
                                                                   -------------
             Industrial Specialty Products & Services - 0.3%
   4,000,000 United States Filter Corp.,
              Bonds,
              6.50%, 1/1/99.....................................       3,986,724
                                                                   -------------
             Machinery - Diversified - 0.5%
   5,000,000 Deere & Co.,
              Debs.,
              8.95%, 6/15/19....................................       6,046,925
                                                                   -------------

  Principal
   Amount                                                              Value

 CORPORATE BONDS AND NOTES - continued
             Oil/Energy - 2.3%
 $ 6,500,000 Atlantic Richfield Co.,
              Debs.,
              9.00%, 4/1/21.....................................   $   8,143,805
   1,656,000 Lasmo (USA), Inc.,
              6.75%, 12/15/07...................................       1,581,352
  12,000,000 Occidental Petroleum Corp.,
             Debs.,
             7.20%, 4/1/28......................................      11,131,272
   2,500,000 Suburban Propane Partners, L.P.,
             7.54%, 6/30/11.....................................       2,580,250
   6,000,000 Transocean Offshore Inc.,
             Notes,
             7.45%, 4/15/27.....................................       6,240,252
                                                                   -------------
                                                                      29,676,931
                                                                   -------------
             Paper & Packaging - 1.8%
  10,000,000 Fort James Corp.,
             Sr. Notes,
             6.625%, 9/15/04....................................      10,164,020
   5,000,000 Georgia-Pacific Corp.,
             Debs.,
             7.70%, 6/15/15.....................................       5,263,255
   8,000,000 Westvaco Corp.,
             Debs.,
             7.75%, 2/15/23.....................................       8,394,104
                                                                   -------------
                                                                      23,821,379
                                                                   -------------
             Publishing, Broadcasting & Entertainment - 0.9%
   1,132,000 Belo (A.H.) Corp.,
             Sr. Notes,
             6.875%, 6/1/02.....................................       1,155,386
             Time Warner, Inc.:
   4,000,000 6.88%, 6/15/18.....................................       3,996,764
   1,915,000 8.11%, 8/15/06.....................................       2,117,827
   5,000,000 United States West Capital
              Funding, Inc.,
             6.375%, 7/15/08....................................       5,074,880
                                                                   -------------
                                                                      12,344,857
                                                                   -------------
             Retailing & Wholesale - 1.3%
   3,500,000 Dayton Hudson Corp.,
             Notes,
             5.875%, 11/1/08....................................       3,430,312
   6,000,000 Dillards Inc.,
             Notes,
             6.08%, 8/1/00......................................       6,025,356
   1,685,000 Gap Inc.,
             Notes,
             6.90%, 9/15/07.....................................       1,783,483
   8,050,000 Macsaver Financial Services, Inc.,
             Notes,
             7.60%, 8/1/07......................................       5,272,750
                                                                   -------------
                                                                      16,511,901
                                                                   -------------
             Telecommunication Services & Equipment - 3.4%
   5,000,000 Airtouch Communications, Inc.,
             Notes,
             7.00%, 10/1/03.....................................       5,217,640

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

 Principal
   Amount                                                            Value

 CORPORATE BONDS AND NOTES - continued
            Telecommunication Services & Equipment - continued
 $3,012,600 Bellsouth Savings & Employee Stock Option Trust,
            MTN,
            9.125%, 7/1/03....................................   $    3,231,402
            GTE Corp., Debs.:
  7,500,000 6.36%, 4/15/06....................................        7,618,410
  5,000,000 9.38%, 12/1/00....................................        5,294,270
 10,500,000 Qwest Communications Int'l, Inc.,
            Sr. Notes,
            7.50%, 11/1/08....................................       10,867,500
  5,000,000 Sprint Spectrum L P,
            Sr. Notes,
            11.00%, 8/15/06...................................        5,775,000
  1,385,000 Tele-Communications, Inc.,
            Sr. Notes,
            7.25%, 8/1/05.....................................        1,466,010
  5,000,000 Worldcom, Inc.,
            Sr. Notes,
            6.95%, 8/15/28....................................        5,098,360
                                                                 --------------
                                                                     44,568,592
                                                                 --------------
            Transportation - 1.9%
  4,000,000 AMERCO,
            Sr. Notes,
            7.20%, 4/1/02.....................................        3,979,840
  2,000,000 Consolidated Rail Corp.,
            Debs.,
            9.75%, 6/1/00.....................................        2,094,216
  1,429,676 Continental Airlines Inc.,
            Pass-Thru Certificates,
            Ser.1997-CI,
            7.42%, 4/1/07.....................................        1,479,221
 10,000,000 Norfolk Southern Corp.,
            Bonds,
            7.70%, 5/15/17....................................       10,885,310
  2,862,898 Southwest Airlines Co.,
            Pass Thru Certificates,
            Ser. 96A1,
            7.67%, 1/2/14.....................................        3,100,419
  3,819,000 Union Pacific Corp.,
            Notes,
            6.125%, 1/15/04...................................        3,793,714
                                                                 --------------
                                                                     25,332,720
                                                                 --------------
            Utilities - Electric - 2.2%
  3,000,000 Carolina Power & Light Co.,
            1st Mtge.,
            8.625%, 9/15/21...................................        3,558,402
            Pennsylvania Power & Light Resources, Inc., 1st
             Mtge:
  8,500,000 7.38%, 3/1/14.....................................        9,073,376
 15,000,000 7.75%, 5/1/02.....................................       15,791,820
  1,000,000 Virginia Elec. & Power Co.,
            Notes,
            MTN,
            9.30%, 6/9/99.....................................        1,006,894
                                                                 --------------
                                                                     29,430,492
                                                                 --------------
            Total Corporate Bonds and Notes (cost
             $388,081,074)....................................      395,549,957
                                                                 --------------

 Principal
   Amount                                                             Value

 COLLATERALLIZED MORTGAGE OBLIGATIONS - 3.9%
 $2,082,028 CMO Trust,
            Ser. 22, Class Y,
            7.95%, 5/1/17......................................   $    2,072,908
            FHLMC:
  3,500,000 5.85%, 1/25/19.....................................        3,497,847
  5,776,529 6.50%, 4/15/18.....................................        5,824,829
  2,285,000 6.75%, 3/15/07.....................................        2,324,540
  7,724,000 FNMA,
            7.75%, 9/25/22.....................................        8,010,375
  1,620,000 FNMA, REMIC,
            6.50%, 3/25/19.....................................        1,628,934
  5,000,000 Paine Webber Mortgage Acceptance Corp.,
            Ser. 1996-M1, Class E,
            7.655%, 1/2/12 (a).................................        5,156,055
            Potomac Gtd. Fin. Corp.:
 16,455,836 6.89%, 12/21/26....................................       16,750,149
  5,250,000 7.22%, 12/21/26....................................        5,283,311
                                                                  --------------
            Total Collaterallized Mortgage Obligations
             (cost $49,611,020)................................       50,548,948
                                                                  --------------
 MORTGAGE-BACKED SECURITIES - 1.5%
            FHLMC:
    581,349 6.00%, 8/1/99......................................          584,453
  5,000,000 6.24%, 10/6/04.....................................        5,150,780
  2,035,385 6.50%, 11/1/99.....................................        2,051,118
  2,000,000 6.52%, 8/25/00.....................................        2,033,978
  2,000,000 6.75%, 5/30/06.....................................        2,115,132
  5,333,469 7.50%, 5/1/09 - 10/1/10............................        5,512,563
  1,585,795 8.00%, 7/1/25......................................        1,652,906
                                                                  --------------
            Total Mortgage-Backed Securities
             (cost $18,817,609)................................       19,100,930
                                                                  --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.8%
            FFCB:
  2,000,000 5.75%, 2/9/05......................................        1,997,908
  7,000,000 6.37%, 10/30/07....................................        7,237,608
  2,000,000 7.60%, 7/24/06.....................................        2,214,850
  1,100,691 FHA, Putable Project Loans,
            7.43%, 1/1/24......................................        1,167,904
            FHLB:
 10,000,000 5.38%, 3/2/01......................................       10,023,110
  2,000,000 5.50%, 1/21/03.....................................        2,000,276
 10,000,000 5.62%, 1/27/03.....................................       10,039,960
 10,000,000 5.75%, 4/30/01.....................................       10,096,170
  5,000,000 5.82%, 7/13/05.....................................        5,048,075
  5,000,000 5.89%, 6/30/08.....................................        5,013,060
  5,000,000 6.19%, 5/6/08......................................        5,116,200
  5,000,000 6.50%, 11/29/05....................................        5,225,470
            Financial Assistance Corp., Bonds:
  5,000,000 9.38%, 7/21/03.....................................        5,714,115
 17,500,000 8.80%, 6/10/05.....................................       20,384,490

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 U.S. GOVERNMENT AGENCY OBLIGATIONS - continued
             FNMA:
 $47,170,000 5.13%, 2/13/04....................................   $   46,354,336
   5,000,000 5.78%, 10/10/00...................................        5,042,495
  10,000,000 6.21%, 11/7/07....................................       10,249,800
   2,000,000 6.29%, 2/11/02....................................        2,044,846
   5,000,000 6.38%, 1/16/02....................................        5,128,930
   5,000,000 6.48%, 8/27/07....................................        5,213,095
   1,443,360 7.50%, 6/1/11.....................................        1,491,958
   1,529,366 7.50%, 8/1/25.....................................        1,574,589
   2,437,038 6.50%, 9/1/10.....................................        2,466,331
   2,722,188 7.50%, 5/1/27.....................................        2,800,506
   5,846,316 7.50%, 6/1/02.....................................        5,996,274
   2,209,305 6.50%, 8/1/10.....................................        2,238,071
   2,769,469 7.00%, 11/1/26....................................        2,814,888
             GNMA:
   3,803,618 6.00%, 4/15/11....................................        3,802,401
  10,707,367 6.50%, 2/15/09 - 5/15/28..........................       10,747,971
   4,463,168 7.00%, 2/15/11 - 6/15/26..........................        4,577,441
   4,799,473 7.50%, 12/15/25 - 6/15/27.........................        4,949,728
   1,093,051 8.00%, 12/15/26...................................        1,139,484
     453,094 8.50%, 7/15/21....................................          479,112
   2,666,474 9.00%, 1/15/20 - 10/15/21.........................        2,858,941
   1,507,853 9.50%, 12/15/20...................................        1,629,205
             Private Export Funding Corp.:
  10,000,000 7.30%, 1/31/02....................................       10,494,270
   2,000,000 7.90%, 3/31/00....................................        2,052,244
   5,000,000 6.90%, 1/31/03....................................        5,239,565
                                                                  --------------
             Total U.S. Government & Agency Obligations
              (cost $226,951,480)..............................      232,665,677
                                                                  --------------
 U.S. TREASURY OBLIGATIONS - 31.1%
             U.S. Treasury Bonds:
  75,000,000 5.50%, 8/15/28....................................       71,742,225
  25,000,000 7.50%, 11/15/16...................................       29,382,825
  10,000,000 7.88%, 2/15/21....................................       12,387,500
  25,000,000 8.00%, 11/15/21...................................       31,445,325
  15,000,000 8.75%, 5/15/20....................................       20,100,000
  15,000,000 9.00%, 11/15/18...................................       20,371,875
  15,000,000 11.25%, 2/15/15...................................       23,404,695
             U.S. Treasury Notes:
  25,000,000 5.63%, 5/15/08....................................       25,460,950
  15,000,000 5.75%, 8/15/03....................................       15,304,695
  25,000,000 6.13%, 8/15/07....................................       26,148,450
   5,000,000 6.25%, 2/28/02....................................        5,150,000
  25,000,000 6.50%, 5/15/05....................................       26,515,625
  20,000,000 6.88%, 5/15/06....................................       21,712,500
  20,000,000 7.00%, 7/15/06....................................       21,881,260
  10,000,000 7.25%, 5/15/04....................................       10,896,880
   5,000,000 7.50%, 11/15/01...................................        5,289,065
  25,000,000 7.88%, 11/15/04...................................       28,085,950
  10,000,000 8.00%, 5/15/01....................................       10,590,630
                                                                  --------------
             Total U.S. Treasury Obligations
              (cost $398,760,170)..............................   $  405,870,450
                                                                  --------------

 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - 9.9%
            Banks - 2.6%
 $2,000,000 Banco Santiago, S.A.,
            Notes (Subord.),
            7.00%, 7/18/07.....................................   $    1,727,564
            Korea Dev. Bank:
  8,000,000 7.25%, 5/15/06.....................................        7,641,072
  8,000,000 7.38%, 9/17/04.....................................        7,819,856
  2,982,000 Skandinaviska Enskilda Banken,
            Notes (Subord.),
            6.875%, 2/15/09....................................        3,042,138
            Svenska Handelsbanken:
  3,000,000 8.13%, 8/15/07.....................................        3,295,191
  5,000,000 8.35%, 7/15/04.....................................        5,476,655
  5,000,000 Westpac Banking Co.,
            Debs. (Subord.),
            9.125%, 8/15/01....................................        5,340,790
                                                                  --------------
                                                                      34,343,266
                                                                  --------------
            Finance & Insurance - 1.8%
 10,000,000 Abbey National PLC,
            Notes (Subord.), ETM,
            6.69%, 10/17/05....................................       10,209,280
  6,000,000 FBG Fin. Ltd.,
            Notes,
            6.75%, 11/15/05(a) ................................        5,921,400
  5,000,000 Ford Capital BV,
            Debs.,
            9.875%, 5/15/02....................................        5,531,870
  1,885,000 Santander Fin. Issuances,
            6.375%, 2/15/11....................................        1,811,445
                                                                  --------------
                                                                      23,473,995
                                                                  --------------
            Government Agency Notes & Bonds - 2.2%
 10,000,000 Manitoba (Province of), Canada,
            8.00%, 4/15/02.....................................       10,652,200
  7,500,000 Ontario Hydro Corp.,
            Debs.,
            7.45%, 3/31/13.....................................        8,380,200
  8,200,000 Quebec (Province of),
            8.80%, 4/15/03.....................................        9,061,000
                                                                  --------------
                                                                      28,093,400
                                                                  --------------
            Leisure & Tourism - 0.1%
  1,665,000 Royal Caribbean Cruises Ltd.,
            Debs.,
            7.50%, 10/15/27....................................        1,686,006
                                                                  --------------
            Metals & Mining - 0.2%
  1,785,000 Barrick Gold Fin., Inc.,
            7.50%, 5/1/07......................................        1,845,419
                                                                  --------------
            Oil/Energy - 1.4%
 15,000,000 Petro-Canada Ltd.,
            8.60%, 1/15/10.....................................       18,207,450
                                                                  --------------
            Paper & Packaging - 0.3%
  5,000,000 Celulosa Arauco Y Constitucion,
            Notes,
            7.20%, 9/15/09.....................................        4,441,070
                                                                  --------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
             Utilities - Electric - 1.3%
 $16,500,000 Fletcher Challenge Capital
              Canada Inc., Bonds,
             7.875%, 3/24/17...................................   $   16,839,124
                                                                  --------------
             Total Yankee Obligations
              (cost $121,690,583)..............................      128,929,730
                                                                  --------------
 REPURCHASE AGREEMENT - 2.4%
  30,931,009 Dresdner Bank, AG,
              4.85%, dated 3/31/99,
              due 4/1/99, maturity value $30,935,176
              (cost $30,931,009) (b) ..........................       30,931,009
                                                                  --------------

   Shares                                                             Value

 MUTUAL FUND SHARES
    216,759 Valiant General Money Market Fund,
            (cost $216,759)....................................   $      216,759
                                                                  --------------

            Total Investments -
             (cost $1,261,811,246)......................    99.1%  1,292,164,083
            Other Assets and
             Liabilities - net..........................     0.9      11,699,349
                                                           -----  --------------
            Net Assets..................................   100.0% $1,303,863,432
                                                           =====  ==============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $32,225,000 U.S. Treasury Bills, due 9/16/99 with a value, including accrued interest, of $31,552,465.

Note: Securities that have been Escrowed to Maturity (ETM) or prerefunded have been fully collateralized with U.S. Government Securities, cash or both.

Summary of Abbreviations:
MTN  Medium Term Note
REIT Real Estate Investment Trust




                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                           Schedule of Investments
                          March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - 98.7%
             Alabama - 3.7%
 $ 3,640,000 Alabama Spl. Care Facs. Fin. Auth. RB, Hosp.
              Charity Obl. Group, Ser. D, 4.95%, 11/1/14........   $  3,729,362
  21,725,000 Jefferson Cnty., AL Swr. RB,
              Capital Improvement, Ser. A,
              5.75%, 2/1/38.....................................     23,167,105
                                                                   ------------
                                                                     26,896,467
                                                                   ------------
             Arizona - 0.5%
   3,660,000 Phoenix, AZ, SFHRB, Ser. A,
              6.60%, 12/1/29....................................      3,989,473
                                                                   ------------
             Arkansas - 0.5%
   3,000,000 Arkansas Student Loan Auth., RB,
              Ser. B,
              7.25%, 6/1/09.....................................      3,461,340
                                                                   ------------
             California - 3.0%
   1,700,000 Delta Cnty, CA, SFHRB, Ser. A, 6.70%, 6/1/24,
              (MBIA)............................................      1,871,972
   4,000,000 Foothill/Eastern Corridor Agcy., CA Toll Road RB,
              Sr. Lien, Ser. A,
              6.50%, 1/1/32.....................................      4,456,480
  10,000,000 Intercommunity Hosp. Auth., CA RB, 5.25%, 11/1/19..      9,887,900
   4,210,000 Palmdale, CA, SFHRB, Ser. A, ETM, 8.00%, 9/1/11....      5,576,019
                                                                   ------------
                                                                     21,792,371
                                                                   ------------
             Colorado - 5.2%
   4,000,000 Arapahoe Cnty., CO, Capital Impt. Hwy. RB,
              Prerefunded,
              0.00%, 8/31/15,
              (Eff. Yield 4.21%) (a)............................      4,746,200
             Colorado HFA, SFHRB:
   1,000,000 Sr. Ser. A2,
             6.60%, 5/1/28......................................      1,114,470
   1,000,000 Sr. Ser. A3,
             6.05%, 10/1/16.....................................      1,090,420
   2,250,000 Sr. Ser. C2,
             6.875%, 11/1/28....................................      2,521,575
   1,000,000 Sr. Ser. C3,
             6.75%, 5/1/17......................................      1,113,870
   2,000,000 Sr. Ser. D3,
             6.125%, 11/1/23....................................      2,160,620
   1,105,000 Colorado Student Obl. Bond Auth., Student Loan RB,
              Ser. B
              6.55%, 12/1/02....................................      1,157,498
             Dawson Ridge CO, Metropolitan Dist. GO, ETM:
  18,825,000 Ser. A, (Eff. Yield 5.42%),
             0.00%, 10/1/22 (a).................................      4,900,336
  54,685,000 Ser. B, (Eff. Yield 5.58%)
             0.00%, 10/1/22 (a).................................     14,235,052
   3,485,000 Larimer Cnty. CO, GO Sch.
              Dist. No. R1,
              8.50%, 12/15/08, (MBIA)...........................      4,598,597
                                                                   ------------
                                                                     37,638,638
                                                                   ------------

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - continued
             Connecticut - 1.1%
             Connecticut Dev. Auth., Mtge. RB, Church Homes Inc.
              Hlth. Care Proj.:
 $   485,000 4.45%, 4/1/99......................................   $    485,000
     340,000 4.65%, 4/1/00......................................        342,945
     425,000 4.90%, 4/1/02......................................        434,456
     925,000 5.00%, 4/1/03......................................        948,902
   1,220,000 5.40%, 4/1/07......................................      1,279,463
   2,035,000 5.70%, 4/1/12......................................      2,047,332
   2,550,000 5.80%, 4/1/21......................................      2,575,041
                                                                   ------------
                                                                      8,113,139
                                                                   ------------
             Delaware - 0.4%
   3,000,000 Delaware Solid Wst. Sys. RB, Ser. A, 6.75%,
              7/1/03............................................      3,155,730
                                                                   ------------
             Florida - 2.1%
             Halifax, FL Hosp. Med. Ctr.,
              Hlth. Care Facs. RB, Ser. A:
   1,080,000 4.60%, 4/1/08, (ACA)...............................      1,079,212
   1,200,000 4.75%, 4/1/09, (ACA)...............................      1,205,700
             Palm Beach Cnty., FL, Hlth. Facs. Auth. RB:
             Abbey DelRay South Proj.:
     675,000 4.35%, 10/1/99.....................................        677,990
     700,000 4.50%, 10/1/00.....................................        707,714
     750,000 4.65%, 10/1/01.....................................        761,490
     805,000 4.80%, 10/1/02.....................................        821,776
     775,000 5.00%, 10/1/03.....................................        796,475
     850,000 5.00%, 10/1/04.....................................        875,135
     930,000 5.10%, 10/1/05.....................................        957,974
     500,000 5.30%, 10/1/07.....................................        515,885
             Waterford Proj.:
     475,000 4.35%, 10/1/99.....................................        477,104
     675,000 4.50%, 10/1/00.....................................        682,439
     725,000 4.65%, 10/1/01.....................................        736,107
   5,000,000 Pinellas Cnty., FL, HFA, SFHRB, 5.95%, 3/1/30......      5,357,100
                                                                   ------------
                                                                     15,652,101
                                                                   ------------
             Georgia - 2.8%
   1,500,000 Coffee Cnty., GA, Hosp. Auth. RAN, 6.75%, 12/1/26..      1,572,705
             Fulton Cnty., GA, Dev. Auth. Spl. RB, Delta
              Airlines Inc. Proj.:
  11,695,000 5.30%, 5/1/13......................................     11,752,890
   7,350,000 5.45%, 5/1/23......................................      7,300,902
                                                                   ------------
                                                                     20,626,497
                                                                   ------------
             Hawaii - 0.4%
   2,500,000 Hawaii Dept. of Budget & Fin., Spl. Purpose RB, The
              Queens Hlth. Sys. Group, Ser. A,
              6.05%, 7/1/16.....................................      2,716,650
                                                                   ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - continued
             Illinois - 9.5%
             Chicago, IL, O Hare Int'l. Arpt., Spl. Fac. RB
              Refunding United Air Lines Proj.:
 $11,350,000 Ser. A,
             5.35%, 9/1/16......................................   $ 11,266,918
   7,500,000 Ser. B,
             5.20%, 4/1/11......................................      7,590,225
             Illinois Dev. Fin. Auth. RB:
              Community Rehabilitation Providers, Ser. A:
   2,540,000 5.70%, 7/1/07......................................      2,671,749
   3,490,000 5.80%, 7/1/08......................................      3,742,013
   5,490,000 Sarah Bush Lincoln Hlth. Ctr.
              5.50%, 2/15/16....................................      5,590,083
             Illinois Edl. Facs. Auth. RB:
              Alexian Brothers Hlth. Sys.:
   6,960,000 5.25%, 1/1/12......................................      7,212,927
   4,255,000 5.25%, 1/1/13......................................      4,382,650
   5,945,000 5.25%, 1/1/14......................................      6,086,015
   4,820,000 Mercy Hosp., ETM,
              10.00%, 1/1/15....................................      6,820,686
  12,500,000 Illinois Sales Tax RB Ser. Q,
              6.00%, 6/15/12, (MBIA-IBC)........................     14,058,000
                                                                   ------------
                                                                     69,421,266
                                                                   ------------
             Indiana - 2.4%
   1,290,000 Indiana Hsg., SFHRB, Ser. B1,
              7.55%, 7/1/10.....................................      1,346,915
   6,875,000 Indiana Hlth. Facs. Fin. Auth., Hosp. RB, Charity
              Obl. Group, Ser. D, 5.00%, 11/1/26, (MBIA)........      7,063,031
   3,900,000 Indianapolis, IN, Arpt. Auth. RB, Spl. Facs. United
              Air Lines Proj., Ser. A, 6.50%, 11/15/31..........      4,171,518
     550,000 Lafayette, IN, PCRB, Anheuser-Bush Inc. Proj.,
              6.50%, 6/1/04.....................................        552,580
   4,000,000 Wabash, IN, Solid Wst. Disposal RB, Jefferson
              Smurfit Corp. Proj, 7.50%, 6/1/26, (Gtd. by JSC,
              Inc.).............................................      4,457,280
                                                                   ------------
                                                                     17,591,324
                                                                   ------------
             Kansas - 0.5%
   1,540,000 Newton, KS, Hosp. RB, Newton Hlth. Care Corp., Ser.
              A,
              5.70%, 11/15/18...................................      1,540,000
   1,810,000 Sedgwick & Shawnee Cnty., KS SFHRB, Ser. A,
              6.70%, 6/1/29.....................................      2,028,557
                                                                   ------------
                                                                      3,568,557
                                                                   ------------
             Louisiana - 1.6%
             East Baton Rouge, LA, Sales & Use Tax RB, Ser. ST:
   1,760,000 8.00%, 2/1/02, (FGIC)..............................      1,953,653
   1,920,000 8.00%, 2/1/03, (FGIC)..............................      2,193,216
   7,625,000 St. John Baptist Parish, LA,
              5.35%, 12/1/13....................................      7,506,507
                                                                   ------------
                                                                     11,653,376
                                                                   ------------

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - continued
             Maryland - 2.1%
 $ 2,670,000 Frederick Cnty., MD, Spl. Obl., Spl. Tax, Urbana
              Community Dev. Auth., 6.25%, 7/1/10...............   $  2,681,695
  12,750,000 Northeast, MD, Wst. Disposal Resources, RB,
              Baltimore Resco Retrofit Proj.,
              5.00%, 1/1/12.....................................     12,577,620
                                                                   ------------
                                                                     15,259,315
                                                                   ------------
             Massachusetts - 1.3%
   2,000,000 Massachusetts HFA RB, Residential Dev.,
              6.35%, 5/15/03, (COLL: FNMA)......................      2,134,580
   5,665,000 Massachusetts Hlth. & Edl. Facs. Auth. RB:
              Caritas Christi Obl. Group A,
              5.70%, 7/1/15.....................................      5,712,756
   1,750,000 Milford Whitinsville Regl., Ser. C, 5.75%,
              7/15/13...........................................      1,787,747
                                                                   ------------
                                                                      9,635,083
                                                                   ------------
             Michigan - 1.8%
             Michigan Bldg. Auth. RB, Refunding Facs. Program,
              Ser. 1:
   3,000,000 4.625%, 10/15/21...................................      2,979,180
   3,000,000 5.25%, 10/15/12....................................      3,130,770
   1,000,000 Michigan Strategic Fund, RB, United Wst. Sys.
              Proj.,
              5.20%, 4/1/10.....................................      1,000,000
   6,000,000 Wayne Charter Cnty., MI, Arpt. RB, Detroit Metro,
              Ser. B,
              5.25%, 12/1/13, (MBIA)............................      6,152,280
                                                                   ------------
                                                                     13,262,230
                                                                   ------------
             Minnesota - 0.3%
             Minnesota HFA, SFHRB, Ser. C:
     495,000 6.80%, 7/1/11......................................        517,423
   1,285,000 7.10%, 7/1/11......................................      1,349,790
                                                                   ------------
                                                                      1,867,213
                                                                   ------------
             Mississippi - 4.0%
  10,750,000 Mississippi Business Fin. Corp. Solid Wst. Disposal
              RB, Phosphates Corp. Proj.,
              5.80%, 3/1/22.....................................     10,801,170
   4,855,000 Mississippi Gulf Coast, Reg'l. Wastewater. Auth.
              RB, ETM, 7.00%, 7/1/12............................      5,859,499
             Mississippi Home Corp. SFHRB:
   2,000,000 Class 6, Ser. A
             5.25%, 6/1/31......................................      2,168,120
   7,230,000 Ser. H,
             6.70%, 12/1/29.....................................      7,844,695
   2,500,000 Perry Cnty., MS, PCRB, Refunding Leaf River Forest
              Proj.,
              5.20%, 10/1/12....................................      2,495,200
                                                                   ------------
                                                                     29,168,684
                                                                   ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - continued
             Missouri - 1.6%
 $ 5,245,000 Missouri Hsg. Dev. Commission Mtge., RB, Ser. E1,
              6.45%, 9/1/29.....................................   $  5,725,337
   3,000,000 Missouri Office Bldg., Spl. Obl., RB, 6.00%,
              12/1/02...........................................      3,172,710
   2,480,000 Missouri SFHRB, Ser. B2,
              6.40%, 9/1/29.....................................      2,724,379
                                                                   ------------
                                                                     11,622,426
                                                                   ------------
             New Hampshire - 1.8%
  13,000,000 New Hampshire Business PCRB, Refunding United
              Illumination Proj. (Eff. Yield 4.55%),
              0.00%, 7/1/27, (a)................................     12,958,530
                                                                   ------------
             New Jersey - 4.4%
   2,000,000 Howell Township, NJ GO Partially Prerefunded,
              6.40%, 1/1/03, (FGIC).............................      2,169,620
             New Jersey EDA RB:
             Franciscan Oaks Proj.:
   3,620,000 5.60%, 10/1/12.....................................      3,650,770
   5,685,000 5.70%, 10/1/17.....................................      5,745,204
     900,000 Keswick Pines Proj.,
              5.60%, 1/1/12.....................................        899,991
             The Evergreens:
   3,380,000 5.875%, 10/1/12....................................      3,431,646
     680,000 6.00%, 10/1/17.....................................        705,201
   3,325,000 6.00%, 10/1/22.....................................      3,434,858
   1,650,000 New Jersey Hsg. & Mtge. Fin. Agcy. RB, Ser. 1,
              6.45%, 11/1/07....................................      1,772,067
  10,000,000 New Jersey Trans. Trust Fund Auth. RB,
              5.125%, 6/15/15...................................     10,203,200
     160,000 New Jersey Wastewater Treatment Trust RB,
              6.80%, 6/15/02....................................        166,991
                                                                   ------------
                                                                     32,179,548
                                                                   ------------
             New York - 15.1%
             Metropolitan Trans. Auth. of NY RB, Ser. A:
   4,325,000 5.70%, 7/1/17, (MBIA)..............................      4,618,884
   7,000,000 6.10%, 7/1/26, (FSA)...............................      7,993,160
   8,000,000 New York City Muni. Wtr. Fin. Auth., Wtr. & Swr.
              Sys. RB, Ser. B,
              6.25%, 6/15/20....................................      9,128,160
             New York Dormitory Auth. RB:
  13,000,000 Ser. A,
             5.50%, 5/15/13.....................................     13,924,820
  12,235,000 Ser. E,
             5.10%, 2/15/12.....................................     12,403,598
   5,000,000 New York Med. Care Facs. Fin. RB, 5.25%, 8/15/14...      5,121,300
   6,045,000 New York Urban Dev. Corp. RB, 5.75%, 7/1/09........      6,634,629
             New York, NY GO: Ser. A:
  10,535,000 5.875%, 8/1/03.....................................     11,300,157
   2,500,000 6.25%, 8/1/10......................................      2,790,925

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 3,000,000 6.25%, 8/1/11......................................   $  3,349,110
  14,490,000 Ser. B,
             7.50%, 2/1/06......................................     16,016,522
   5,795,000 Ser. C,
             6.50%, 2/1/08......................................      6,613,544
   6,000,000 Ser. I,
             6.50%, 3/15/05.....................................      6,696,900
   3,000,000 Port Auth. of NY & NJ, Spl. Obl. RB, 6.75%,
              10/1/11...........................................      3,322,050
                                                                   ------------
                                                                    109,913,759
                                                                   ------------
             North Carolina - 5.1%
  13,860,000 Charlotte, NC, Spl. Facs. RB, Charlotte Douglas
              Intl.,
              5.60%, 7/1/27.....................................     13,761,455
             North Carolina Med. Care Commission, Hosp. RB,
              Transylvania Cmmnty. Hosp. Inc.:
     130,000 4.45%, 10/1/99.....................................        130,675
     135,000 4.60%, 10/1/00.....................................        136,836
     140,000 4.70%, 10/1/01.....................................        142,243
     155,000 4.80%, 10/1/02.....................................        158,049
     155,000 4.90%, 10/1/03.....................................        158,768
     155,000 5.00%, 10/1/04.....................................        159,500
     175,000 5.00%, 10/1/05.....................................        179,884
     185,000 5.05%, 10/1/06.....................................        190,348
     190,000 5.15%, 10/1/07.....................................        196,068
             North Carolina, Eastern Muni. Pwr. Sys. RB, Ser. A:
   7,850,000 5.625%, 1/1/14, (MBIA).............................      8,361,506
  12,930,000 5.70%, 1/1/15, (MBIA)..............................     13,812,085
                                                                   ------------
                                                                     37,387,417
                                                                   ------------
             Ohio - 6.1%
             Cuyahoga Cnty., OH Hosp. RB, Cleveland Clinic
              Hlth., Ser. B:
   4,400,000 5.00%, 1/1/10......................................      4,506,348
   7,780,000 5.25%, 1/1/11......................................      8,074,162
   7,385,000 5.25%, 1/1/12......................................      7,605,959
             Franklin Cnty. OH, Hlth. Care Facs. RB, Friendship
              Village of Dublin Proj.:
     505,000 5.00%, 11/1/05.....................................        516,075
     380,000 5.05%, 11/1/06.....................................        387,570
     225,000 5.10%, 11/1/07.....................................        228,924
     100,000 5.15%, 11/1/08.....................................        101,546
   1,250,000 5.50%, 11/1/16.....................................      1,254,575
   1,750,000 5.625%, 11/1/22....................................      1,752,222
             Miami Cnty. OH, Hosp. Facs. RB: Ohio Bldg. Auth.:
   8,385,000 5.25%, 10/1/11.....................................      8,857,327
   7,070,000 5.25%, 10/1/12.....................................      7,439,195
             Upper Valley Med. Ctr., Ser. A:
   1,500,000 6.25%, 5/15/16.....................................      1,578,090
   2,250,000 6.375%, 5/15/26....................................      2,378,813
                                                                   ------------
                                                                     44,680,806
                                                                   ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)


  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - continued
             Oklahoma - 2.5%
             Oklahoma Dev. Fin. Auth. RB, Refunding Hillcrest
              Healthcare Sys.:
 $ 4,425,000 5.75%, 8/15/13.....................................   $  4,535,404
   3,805,000 5.75%, 8/15/14.....................................      3,881,747
   4,120,000 Oklahoma HFA, SFHRB, Mtge. Homeownership Loan,
             6.40%, 9/1/30......................................      4,497,392
   5,000,000 Tulsa Cnty., OK, IDA, Hlth Care RB, St. Francis
              Hosp.,
              5.15%, 12/15/18...................................      5,204,900
                                                                   ------------
                                                                     18,119,443
                                                                   ------------
             Pennsylvania - 3.8%
   1,500,000 Beaver Falls, PA, Muni. Auth. Spl. Obl.
              Prerefunded,
              9.125%, 8/1/05....................................      1,910,490
             Dauphin Cnty., PA, General Auth. RB, Office &
              Parking, Forum Place, Ser. A:
   7,865,000 5.50%, 1/15/08.....................................      7,951,672
   3,950,000 5.75%, 1/15/10.....................................      4,029,198
     245,000 Delaware River Port Auth. of PA & NJ, Delaware
              River Bridges RB,
              6.50%, 1/15/11....................................        274,390
   4,000,000 Montgomery Cnty., PA, Higher Ed. & Hlth. Auth. RB,
              Beaver College, 5.80%, 4/1/16.....................      4,255,600
             Pennsylvania Higher Edl. RB, Univ. Med. Ctr. Hlth.
              Sys., Ser. A:
   2,750,000 5.25%, 8/1/12......................................      2,843,280
   4,000,000 5.25%, 8/1/13......................................      4,109,520
   1,795,000 West View, PA, Muni. Auth. Spl. Obl. Bonds, ETM,
              9.20%, 5/15/03....................................      2,082,164
                                                                   ------------
                                                                     27,456,314
                                                                   ------------
             South Carolina - 0.7%
   5,300,000 Charlestown Cnty., SC, RB,
             Care Alliance Hlth. Svcs., Ser. A,
             5.00%, 8/15/12.....................................      5,392,803
                                                                   ------------
             South Dakota - 0.8%
   5,000,000 Heartland Consumer Pwr. Dist. RB, ETM,
              7.00%, 1/1/16.....................................      5,994,300
                                                                   ------------
             Texas - 5.8%
   9,915,000 Alliance Aprt. Auth., Spl. Facs. RB, American
              Airlines Inc. Proj.,
             7.00%, 12/1/11.....................................     11,640,805
     330,000 Austin TX, Utility Sys. RB:
             8.00%, 11/15/99....................................        339,857
     420,000 ETM,
             8.00%, 11/15/99....................................        432,239
             North Central TX, Hlth. Facs. Dev. Corp. RB: TX
              Hlth. Resources Sys., Ser. B:
   3,910,000 5.75%, 2/15/09, (MBIA).............................      4,263,347
   4,595,000 5.75%, 2/15/12, (MBIA).............................      4,973,260
   4,120,000 5.75%, 2/15/13.....................................      4,448,282

  Principal
   Amount                                                              Value
 MUNICIPAL OBLIGATIONS - continued
             Texas - continued
 $ 2,000,000 United Reg'l. Hlth. Care Sys. Inc. Proj.,
             5.25%, 9/1/08, (MBIA)...............................   $ 2,117,180
   1,300,000 Retama TX, Dev. Corp. Spl. Facs. RB, Retama
              Racetrack, ETM,
             8.75%, 12/15/18.....................................     1,640,860
   2,650,000 Texas Dept. Hsg. & Cmmnty. Affairs: MFHRB,
             5.55%, 1/1/05.......................................     2,754,012
   3,000,000 SFHRB, Ser. E,
             5.00%, 9/1/16, (MBIA)...............................     3,075,300
   5,455,000 Texas Turnpike Auth. RB,
             12.625%, 1/1/20.....................................     7,007,002
                                                                    -----------
                                                                     42,692,144
                                                                    -----------
             Utah - 0.1%
     985,000 Utah HFA SFHRB, Ser. G1,
             7.35%, 7/1/18.......................................     1,057,614
                                                                    -----------
             Virginia - 1.2%
   2,000,000 Chesapeake, VA, Redev. & Hsg. Auth. RB,
             6.20%, 4/1/28.......................................     2,035,840
   5,985,000 Riverside, VA, Regional Jail Auth. RB,
             5.875%, 7/1/14, (MBIA)..............................     6,471,401
                                                                    -----------
                                                                      8,507,241
                                                                    -----------
             Washington - 2.4%
  12,000,000 Washington GO. Ser. B & AT7,
             6.40%, 6/1/17.......................................    14,100,000
   3,035,000 Washington Pub. Pwr. Supply RB, Nuclear Proj #1,
              Ser. B,
             5.125%, 7/1/12......................................     3,096,641
                                                                    -----------
                                                                     17,196,641
                                                                    -----------
             Wisconsin - 1.8%
   6,000,000 Nekoosa, WI, PCRB,
             5.50%, 7/1/14.......................................     6,067,500
   6,865,000 Wisconsin Hlth. & Edl. Facs. RB, Med. College Inc.,
             5.95%, 12/1/15......................................     7,354,818
                                                                    -----------
                                                                     13,422,318
                                                                    -----------
             U. S. Virgin Islands - 2.3%
   7,070,000 Virgin Islands Public Fin. Auth. RB,
              Sr. Lien:
              Ser. A,
             5.20%, 10/1/09......................................     7,211,047
             Ser. C:
   3,000,000 5.50%, 10/1/07......................................     3,153,720
   3,855,000 5.50%, 10/1/08......................................     4,040,965
   2,000,000 Virgin Islands Wtr. & Pwr. Auth. RB, Ser. B,
             7.60%, 1/1/12.......................................     2,262,220
                                                                    -----------
                                                                     16,667,952
                                                                    -----------
             Total Municipal Obligations (cost $703,294,391).....   720,718,710
                                                                    -----------

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

   Shares                      Value
 MUTUAL FUND
 SHARES - 1.0%
  7,558,000 Federated
             Municipal
             Obligation
             Fund
            (cost
            $7,558,000).... $  7,558,000
                            ------------

            Total Investments -
             (cost $710,852,391)..........................    99.7%  728,276,710
            Other Assets and
             Liabilities - net............................     0.3     1,925,096
                                                             -----  ------------
            Net Assets....................................   100.0% $730,201,806
                                                             =====  ============

Note: Securities that have been Escrowed to Maturity (ETM) or prerefunded have been fully collateralized with U.S. Government Securities, cash or both.

  The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce risk associated with such economic developments, at March 31, 1999, 11.96% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and finan-cial guaranty assurance agencies. At March 31, 1999, the Fund had securi-ties backed by bond insurance of the following financial institutions rep-resenting more than 5% of net assets: MBIA 9.38%

(a)Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

Summary of Abbreviations:
ACA  American Capital Access
COLL Collateral
EDA  Economic Development Authority
ETM  Escrowed to Maturity
FGIC Financial Guaranty Insurance Corp.
FSA  Financial Security Assurance Corp.
GO   General Obligation
HFA  Housing Finance Authority
IBC  Insured Bond Certification
IDA  Industrial Development Authority
JSC  Jefferson Smurfit Corp.
MBIA Municipal Bond Investors Assurance Corp.
MFHRB Multi Family Housing Revenue Bond
PCRB Pollution Control Revenue Bond
RAN  Revenue Anticipation Note
RB   Revenue Bond
SFHRB Single Family Housing Revenue Bond

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------
                           Schedule of Investments
                           March 31, 1999 (Unaudited)



  Principal
    Amount                                                              Value
 FOREIGN BONDS (Non U.S. Dollars) - 84.3%
              Australia - 6.1%
 $  1,600,000 New South Wales Treasury,
          AUD 12.00%, 12/1/01.....................................   $ 1,239,238
    2,400,000 Oester Kontrollbank,
          DEM 5.75%, 9/12/07......................................     1,468,122
                                                                     -----------
                                                                       2,707,360
                                                                     -----------
              Canada - 5.8%
    3,900,000 Canada (Government of),
          CAD 4.75%, 9/15/99......................................     2,582,216
                                                                     -----------
              Denmark - 2.0%
    5,800,000 City of Copenhagen,
          DKK 6.25%, 3/15/01......................................       886,159
                                                                     -----------
              France - 4.2%
   10,600,000 Credit Local De France,
          FRF 5.38%, 1/13/04......................................     1,885,575
                                                                     -----------
              Germany - 7.6%
    1,950,000 Bayer Hypo Vereins,
          EUR 4.75%, 9/19/07......................................     2,182,231
    1,003,875 Kreditanst Fuer Wied,
          EUR 5.50%, 3/12/07......................................     1,189,965
                                                                     -----------
                                                                       3,372,196
                                                                     -----------
              Italy - 4.9%
    1,800,000 Italy (Republic of),
          EUR 5.75%, 7/10/07......................................     2,155,471
                                                                     -----------
              Japan - 15.2%
  790,000,000 Japan (Government of),
          JPY 2.60%, 3/20/18......................................     6,779,690
                                                                     -----------
              Mexico - 0.5%
      125,000 United Mexican States,
          GBP 8.75%, 5/30/02......................................       197,473
                                                                     -----------
              Netherlands - 14.2%
    1,700,000 Bank Voor Ned Gemeenten,
          NLG 6.25%, 9/15/00......................................       868,404
    9,800,000 Depfa Fin. NV,
          FRF 6.38%, 11/18/08.....................................     1,846,919
    3,150,000 DSL Fin. NV,
          DEM 5.00%, 7/23/04......................................     1,851,578
      748,737 Dutch (Government of),
          EUR 6.50%, 4/15/03......................................       905,910
    7,000,000 Helaba Fin. BV,
          SEK 3.88%, 3/3/04.......................................       851,703
                                                                     -----------
                                                                       6,324,514
                                                                     -----------
              Norway - 4.0%
   13,000,000 Eksportfinans AS,
          SEK 6.88%, 2/9/04.......................................     1,793,327
                                                                     -----------
              Slovakia - 0.7%
      550,000 Vodohospodarska Vystavba,
          DEM 8.00%, 7/9/01.......................................       308,430
                                                                     -----------

  Principal
   Amount                                                              Value
 FOREIGN BONDS (Non U.S. Dollars) - continued
             Supernational - 3.2%
             Int'l Bank of Reconstruction & Dev.:
 $   760,000 5.38%, 11/6/03......................................   $   396,070
         NZD
   1,860,000 7.25%, 5/27/03......................................     1,040,762
         NZD                                                        -----------
                                                                      1,436,832
                                                                    -----------
             Sweden - 6.9%
  16,400,000 Sweden (Kingdom of),
         SEK 5.00%, 1/15/04......................................     2,118,170
     550,000 Swedish Export Credit Corp,
         GBP 7.63%, 12/27/01.....................................       947,925
                                                                    -----------
                                                                      3,066,095
                                                                    -----------
             United Kingdom - 9.0%
  10,000,000 Diageo,
         FRF 6.25%, 11/25/02.....................................     1,793,703
   1,175,000 Gallaher Group Plc,
         DEM 5.88%, 8/6/08.......................................       662,165
     950,000 Halifax Bldg.,
         GBP 8.38%, 12/15/99.....................................     1,561,720
                                                                    -----------
                                                                      4,017,588
                                                                    -----------
             Total Foreign Bonds (Non U.S. Dollars) (cost
              $37,478,322).......................................    37,512,926
                                                                    -----------
 YANKEE OBLIGATIONS - 11.6%
             China - 0.9%
     400,000 Hutchison Whampoa Fin.,
             6.95%, 8/1/07.......................................       389,000
                                                                    -----------
             Colombia - 0.4%
     200,000 Colombia (Republic of),
             7.25%, 2/23/04......................................       176,430
                                                                    -----------
             Kazakhstan - 0.4%
     200,000 Kazakhstan (Republic of),
             8.38%, 10/2/02......................................       180,100
                                                                    -----------
             Korea - 1.4%
     200,000 Export-Import Bank of Korea,
             7.13%, 9/20/01......................................       196,093
     200,000 Korea (Republic of),
             8.75%, 4/15/03......................................       209,880
     200,000 Samsung Electronics America Inc.,
             9.75%, 5/1/03.......................................       205,000
                                                                    -----------
                                                                        610,973
                                                                    -----------
             Lithuania - 1.1%
     525,000 Lithuania (Republic of),
             7.13%, 7/22/02......................................       493,945
                                                                    -----------
             Poland - 0.8%
     350,000 TPSA Fin. BV,
             7.13%, 12/10/03.....................................       345,814
                                                                    -----------
             Slovakia - 0.4%
     200,000 Slovakia (Republic of),
             9.50%, 5/28/03......................................       186,628
                                                                    -----------
             Thailand - 0.4%
     200,000 Thailand (Kindom of),
             7.75%, 4/15/07......................................       199,170
                                                                    -----------

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
    Amount                                                              Value
 YANKEE OBLIGATIONS - continued
              United Kingdom - 5.8%
 $    500,000 Abbey National Plc,
              6.69%, 10/17/05......................................  $   509,870
      500,000 British Telecom,
              7.00%, 5/23/07.......................................      523,129
      500,000 ICI Fin. Nederland,
              6.75%, 8/7/02........................................      502,703
      545,000 Rolls Royce Capital,
              7.13%, 7/29/03.......................................      556,701

  Principal
    Amount                                                              Value
 YANKEE OBLIGATIONS - continued
              United Kingdom - continued
 $    500,000 Rothmans Holdings,
              6.50%, 5/6/03.......................................   $   489,090
                                                                     -----------
                                                                       2,581,493
                                                                     -----------
              Total Yankee Obligations
               (cost $5,159,358)..................................     5,163,553
                                                                     -----------

              Total Investments -
               (cost $42,637,680)..........................    95.9%  42,676,479
              Other Assets and Liabilities - net...........     4.1    1,843,569
                                                              -----  -----------
              Net Assets...................................   100.0% $44,520,048
                                                              =====  ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                         Net Unrealized
                                             U.S. $ Value at In Exchange  Appreciation
Exchange Date      Contracts to Deliver      March 31, 1999  for U.S. $  (Depreciation)
---------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
4/08/99         4,088,000 Euro Dollar          $4,422,170    $4,431,269    $   9,099
4/14/99         6,200,000 Danish Krone            902,060       990,415       88,355
4/14/99        14,260,000 Swedish Krona         1,737,555     1,797,895       60,340
5/18/99        15,810,000 Swedish Krona         1,930,003     1,949,349       19,346
5/28/99         4,193,028 Euro Dollar           4,548,459     4,500,000     (48,459)
6/09/99         1,850,000 Netherland Guilder      911,270       986,667       75,397
8/24/99         8,440,000 Swedish Krona         1,036,072     1,051,543       15,471

Summary of Abbreviations:
AUD  Australian Dollar
CAD  Canadian Dollar
DEM  German Deutsche Mark
DKK  Danish Krone
EUR  Euro Dollar
FRF  French Franc
GBP  Pound Sterling
JPY  Japanese Yen
NLG  Dutch Guilder
NZD  New Zealand Dollar
SEK  Swedish Krona

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                           March 31, 1999 (Unaudited)

 Principal
   Amount                                                               Value
 ASSET-BACKED SECURITIES - 16.6%
 $   61,407 Aames Mtge. Trust,
             Ser. 1996, Class A1B,
             7.275%, 5/15/20.......................................  $    61,603
  2,000,000 Case Equipment Receivable Trust,
             Ser. 1998-B, Class A3,
             5.81%, 5/15/03........................................    2,006,630
    850,000 Chase Credit Card Master Trust,
             Ser. 1997-2, Class A,
             6.30%, 4/15/03........................................      861,539
    131,350 Chevy Chase Auto Receivables,
             Ser. 1995-1, Class A,
             6.00%, 12/15/01.......................................      131,490
    136,773 CIT RV Owner Trust,
             Ser. 1995-B, Class A,
             6.50%, 4/15/11........................................      138,172
            Contimortgage Home Equity Loan Trust:
    210,000 Ser. 1996-4, Class A5,
            6.60%, 10/15/11........................................      210,881
    462,331 Ser. 1997-4, Class A3,
            6.26%, 7/15/12.........................................      464,261
  2,000,000 Daimler Benz Vehicle Owner Trust,
             Ser. 1998-A, Class A4,
             5.22%, 12/22/03.......................................    1,965,330
            EQCC Home Equity Loan Trust:
     69,056 Ser. 1996-2, Class A2,
            6.70%, 9/15/08.........................................       69,482
    700,867 Ser. 1997-1, Class A3,
            6.84%, 9/15/11.........................................      708,916
    500,000 Firstplus Home Loan Owner Trust,
             Ser. 1997-3, Class A3,
             6.57%, 10/10/10.......................................      502,333
    393,275 Heller Equipment Asset Receivables,
             Ser. 1997-1, Class A2,
             6.39%, 5/25/05........................................      395,829
            Navistar Financial Owner Trust:
    157,095 Ser. 1196-B, Class A3,
            6.33%, 4/21/03.........................................      158,342
      6,603 Ser. 1997-A, Class A2,
            6.35%, 1/15/00.........................................        6,612
    488,197 Olympic Automobile Receivables,
             Ser. 1995-D, Class B,
             6.10%, 4/15/02........................................      490,767
    441,697 Premier Auto Trust,
             Ser. 1996-2, Class A4,
             6.575%, 10/6/00.......................................      444,411
    469,575 SLMA,
             Ser. 1997-1, Class A1,
             4.962%, 4/7/99........................................      468,089
     45,706 The Money Store, Home Equity Loan Trust, Ser. 1993-B,
             Class A1,
             5.40%, 8/15/05........................................       45,671
    750,000 Toyota Auto Lease Trust,
             Ser. 1997-A, Class A2,
             6.35%, 4/26/04........................................      759,491
            Union Acceptance Corp.:
     86,757 Ser. 1995-A, Class A,
            7.725%, 3/10/01........................................       86,893
    280,692 Ser. 1995-D, Class B,
            6.025%, 1/7/03.........................................      282,002
    235,463 Ser. 1996-A, Class A,
            5.40%, 4/7/03..........................................      235,827

 Principal
   Amount                                                               Value
 ASSET-BACKED SECURITIES - continued
            Union Acceptance Corp. - continued:
 $1,762,623 Ser. 1996-D, Class A2,
            6.17%, 10/9/02........................................   $ 1,776,221
     25,384 Ser. 1997-A, Class A1,
            6.13%, 7/10/01........................................        25,382
    405,506 Vanderbilt Mtge. & Fin. Inc.,
             Ser. 1997-B, Class 1A2,
             6.775%, 1/7/08.......................................       409,547
                                                                     -----------
            Total Asset-Backed Securities
             (cost $12,710,357)...................................    12,705,721
                                                                     -----------
 CORPORATE BONDS - 54.1%
            Automotive Equipment & Manufacturing - 1.3%
  1,000,000 Navistar Int'l. Corp.,
            Sr. Notes, Ser. B,
            7.00%, 2/1/03.........................................     1,015,000
                                                                     -----------
            Banks - 7.9%
  1,000,000 Banc One,
             Sr. Notes, MTN,
            7.00%, 3/25/02........................................     1,032,563
  2,000,000 MBNA Corp.,
             Sr. Notes, MTN,
            6.50%, 9/15/00........................................     2,001,560
  2,000,000 Transamerica Fin. Corp.,
            Sr. Notes, MTN,
            5.22%, 4/22/99........................................     2,007,698
  1,000,000 Wachovia Corp.,
             Notes (Subord.),
            6.375%, 4/15/03.......................................     1,014,955
                                                                     -----------
                                                                       6,056,776
                                                                     -----------
            Communication Systems &
             Services - 2.3%
  1,250,000 Cox Communications, Inc.,
            Notes, 6.375%, 6/15/00................................     1,262,391
    500,000 TCI Communications,
            Sr. Notes, 6.375%, 9/15/99............................       503,211
                                                                     -----------
                                                                       1,765,602
                                                                     -----------
            Consumer Products & Services - 1.4%
  1,000,000 Honeywell, Inc.,
            Notes, 6.75%, 3/15/02.................................     1,025,029
                                                                     -----------
            Finance & Insurance - 23.3%
  1,250,000 Associates Corp., N.A.,
            Sr. Notes, 6.00%, 6/15/00.............................     1,257,461
  1,000,000 Caterpillar Financial Svcs.,
            Notes, MTN, 6.75%, 6/15/01............................     1,023,002
    510,000 Chrysler Financial Co. LLC,
            Notes, 6.375%, 1/28/00................................       514,157
  1,000,000 CIT Group Holdings, Inc.,
            Sr. Notes, MTN,
            6.15%, 12/15/02.......................................     1,008,569
    500,000 Fleet Mtge. Group, Inc.,
            Notes, 6.50%, 9/15/99.................................       502,592
  1,000,000 Ford Motor Credit Co.,
            Notes, 6.55%, 9/10/02.................................     1,022,047
            GMAC,
             Notes, MTN:
    700,000 5.03%, 6/9/99.........................................       700,453
    500,000 5.95%, 4/20/01........................................       503,374

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

 Principal
   Amount                                                               Value
 CORPORATE BONDS - continued
            Finance & Insurance - continued
 $  750,000 Goldman Sachs Group LP,
            Notes,
            6.60%, 7/15/02 (a)....................................   $   760,292
  1,000,000 Ikon Capital, Inc.,
            Notes, MTN,
            6.73%, 6/15/01........................................       990,291
            Int'l. Lease Fin. Corp.,
             Notes:
  1,000,000 6.00%, 6/15/03........................................     1,001,345
  1,000,000 7.00%, 5/15/00........................................     1,016,306
            Lehman Brothers Holdings, Inc.,
             Notes, MTN:
  1,000,000 6.33%, 8/1/00.........................................     1,001,533
    850,000 6.50%, 7/18/00........................................       853,037
    255,000 Mellon Financial Co.,
            Sr. Notes, 7.625%, 11/15/99...........................       258,580
    750,000 Morgan Stanley Dean Witter,
            Sr. Notes, MTN,
            5.89%, 3/20/00........................................       751,029
    395,000 Nationsbank Corp.,
            Sr. Notes, 5.375%, 4/15/00............................       394,796
  2,000,000 PHH Corp.,
            Notes, MTN,
            5.49%, 3/1/00.........................................     1,995,448
            Salomon, Inc.:
    750,000 Notes, 6.50%, 3/1/00..................................       756,472
  1,000,000 Sr. Notes, 7.30%, 5/15/02.............................     1,036,588
    500,000 Transamerica Fin. Corp.,
            Notes (Subord.), 6.75%, 6/1/00........................       504,578
                                                                     -----------
                                                                      17,851,950
                                                                     -----------
            Food & Beverage Products - 3.3%
  1,000,000 Coca-Cola Enterprises, Inc.,
            Notes, 6.375%, 8/1/01.................................     1,014,490
  1,500,000 Pepsico, Inc., MTN,
            6.375%, 12/31/99......................................     1,509,381
                                                                     -----------
                                                                       2,523,871
                                                                     -----------
            Industrial Specialty Products & Services - 2.6%
  2,000,000 Case Corp.,
            Notes, 6.25%, 12/1/03 (a) ............................     1,965,717
                                                                     -----------
            Oil/Energy - 2.7%
  2,000,000 Occidental Petroleum Corp.,
            Sr. Notes, 7.65%, 2/15/06.............................     2,048,440
                                                                     -----------
            Paper & Packaging - 1.3%
  1,000,000 Int'l. Paper Co.,
            Notes, 7.00%, 6/1/01..................................     1,020,820
                                                                     -----------
            Retailing & Wholesale - 2.7%
  1,000,000 Dillard Dept. Stores, Inc.,
            Notes, 7.375%, 6/15/99................................     1,003,424
  1,000,000 Sears Roebuck Acceptance Corp.,
            Sr. Notes, MTN,
            6.56%, 11/20/03.......................................     1,017,076
                                                                     -----------
                                                                       2,020,500
                                                                     -----------
            Telecommunication Services & Equipment - 1.3%
  1,000,000 Worldcom, Inc.,
            Sr. Notes, 6.25%, 8/15/03.............................     1,013,624
                                                                     -----------

 Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
            Transportation - 1.4%
 $1,000,000 Continental Airlines, Inc.,
            Sr. Notes, 9.50%, 12/15/01...........................   $ 1,052,500
                                                                    -----------
            Lease Rental Obligations - 2.6%
  2,000,000 Amerco, Sr. Notes,
            7.20%, 4/1/02........................................     1,989,920
                                                                    -----------
            Total Corporate Bonds
             (cost $41,338,737)..................................    41,349,749
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
    540,627 Prudential Home Mortgage Securities Co., Ser. 1992-
             45, Class A4,
            6.50%, 1/25/00 (cost $537,924).......................       540,878
                                                                    -----------
 MORTGAGE-BACKED SECURITIES - 17.5%
            FHLMC:
  1,600,000 5.99%, 12/1/03.......................................     1,626,021
  2,000,000 6.00%, 12/15/09......................................     1,982,650
  1,939,341 6.50%, 5/15/13.......................................     1,932,197
    387,975 6.00%, 1/1/01........................................       389,977
    660,149 6.00%, 9/1/01........................................       665,185
  1,031,538 7.00%, 12/1/99.......................................     1,042,142
            FNMA:
  1,972,615 5.50%, 1/1/14........................................     1,923,043
    379,085 6.50%, 9/1/05........................................       383,513
    260,644 6.50%, 9/1/05........................................       263,313
  2,500,001 6.00%, 2/1/14........................................     2,484,326
            GNMA:
    721,992 6.50%, 12/15/08......................................       735,609
                                                                    -----------
            Total Mortgage-Backed Securities
             (cost $13,472,935)..................................    13,427,976
                                                                    -----------
 YANKEE OBLIGATIONS - 2.7%
            Finance - 1.4%
  1,000,000 Hanson Overseas B.V.,
            Sr. Notes,
            7.375%, 1/15/03......................................     1,046,492
                                                                    -----------
            Metals & Mining - 1.3%
  1,000,000 WMC Fin. USA Ltd.,
            Notes,
            6.50%, 11/15/03......................................     1,004,205
                                                                    -----------
            Total Yankee Obligations
             (cost $2,051,490)...................................     2,050,697
                                                                    -----------
 COMMERCIAL PAPER - 9.8%
            Automotive Equipment & Manufacturing - 3.3%
  2,500,000 Volvo Group Treasury NA,
            5.15%, 4/1/99........................................     2,500,000
                                                                    -----------
            Finance & Insurance - 3.3%
  2,500,000 Orix Credit Alliance,
            5.17%, 4/7/99........................................     2,497,846
                                                                    -----------
            Utilities - Electric - 3.2%
  2,500,000 PP&L Capital Funding, Inc.,
            5.30%, 4/9/99........................................     2,497,056
                                                                    -----------
            Total Commercial Paper
             (cost $7,494,902)...................................     7,494,902
                                                                    -----------

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

 Principal
   Amount                                                              Value
 REPURCHASE AGREEMENT - 0.4%
 $  280,081 Dresdner Bank AG, 4.85% dated 3/31/99, due 4/1/99,
             maturity value $280,119 (cost $280,081) (b).........   $   280,081
                                                                    -----------

            Total Investments -
             (cost $77,886,426)...........................   101.8%  77,850,004
            Other Assets and
             Liabilities - net............................    (1.8)  (1,358,676)
                                                             -----  -----------
            Net Assets....................................   100.0% $76,491,328
                                                             =====  ===========

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $295,000 in U.S. Treasury Bills, due 9/16/99; value including accrued interest - $288,843.

Summary of Abbreviations:
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GMAC General Motors Acceptance Corp.
GNMA General National Mortgage Association
MTN  Medium Term Note
SLMA Student Loan Marketing Association

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                          Value
 CORPORATE BONDS & NOTES - 35.7%
             Aerospace & Defense - 0.4%
 $   500,000 BE Aerospace, Inc.,
             Sr. Notes (Subord.),
             9.50%, 11/1/08..................................   $    533,750
                                                                ------------
             Automotive Equipment & Manufacturing - 1.5%
     500,000 Eagle Picher Inds., Inc.,
             Sr. Notes (Subord.),
             9.375%, 3/1/08..................................        482,500
     250,000 Federal Mogul Corp.,
             Notes,
             7.50%, 1/15/09 (a)..............................        244,400
     500,000 Hayes Wheels Int'l., Inc.,
             Sr. Notes (Subord.),
             9.125%, 7/15/07.................................        523,750
     500,000 Mark IV Industries, Inc.,
             Sr. Notes (Subord.),
             7.50%, 9/1/07...................................        475,625
     500,000 Walbro Corp.,
             Sr. Notes,
             10.125%, 12/15/07...............................        505,000
                                                                ------------
                                                                   2,231,275
                                                                ------------
             Banks - 1.5%
   2,000,000 Keycorp,
             Notes (Subord.),
             8.00%, 7/1/04...................................      2,153,988
                                                                ------------
             Building, Construction & Furnishings - 0.4%
     500,000 Nortek, Inc.,
             Sr. Notes,
             9.125%, 9/1/07..................................        521,250
             Chemical & Agricultural Products - 1.1%
     375,000 Allied Waste North America, Inc.,
             Sr. Notes,
             7.875%, 1/1/09..................................        368,906
     250,000 ISP Holdings, Inc.,
             Sr. Notes,
             9.00%, 10/15/03.................................        256,250
     500,000 Polymer Group, Inc.,
             Sr. Notes (Subord.),
             9.00%, 7/1/07...................................        511,250
     500,000 Scotts Co.,
             Sr. Notes (Subord.),
             8.625%, 1/15/09 (a).............................        516,250
                                                                ------------
                                                                   1,652,656
                                                                ------------
             Communication Systems & Services - 2.2%
     500,000 Adelphia Communications Corp.,
             Sr. Notes,
             9.875%, 3/1/07..................................        552,500
     500,000 Century Communications Corp.,
             Sr. Notes,
             9.75%, 2/15/02..................................        525,000
     500,000 Lenfest Communications, Inc.,
             Sr. Notes (Secd.),
             8.375%, 11/1/05.................................        530,000
     500,000 Metromedia Fiber Network, Inc.,
             Sr. Notes,
             10.00%, 11/15/08 (a)............................        536,250

  Principal
   Amount                                                          Value
 CORPORATE BONDS & NOTES - continued
             Communication Systems & Services - continued
 $   500,000 Rogers Cablesystems Ltd.,
             2nd Priority Notes,
             9.625%, 8/1/02..................................   $    537,500
     500,000 Telewest Communications PLC,
             Sr. Deb. (Disc.), Step Bond (Eff. Yield 8.37%),
             0.00%, 10/1/07 (c)..............................        440,000
                                                                ------------
                                                                   3,121,250
                                                                ------------
             Electronic Equipment & Services - 1.8%
     500,000 Motors & Gears, Inc.,
             Notes,
             10.75%, 11/15/06................................        513,125
     100,000 Samsung Electronics America, Inc.,
             Notes,
             9.75%, 5/1/03...................................        103,750
   2,000,000 Sony Corp.,
             Notes,
             6.125%, 3/4/03..................................      2,025,446
                                                                ------------
                                                                   2,642,321
                                                                ------------
             Finance & Insurance - 1.8%
   2,000,000 Lincoln National Corp.,
             Notes,
             7.00%, 3/15/18..................................      2,017,318
     500,000 Reliance Group Holdings, Inc.,
             Sr. Deb. (Subord.),
             9.75%, 11/15/03.................................        519,345
                                                                ------------
                                                                   2,536,663
                                                                ------------
             Food & Beverage Products - 1.4%
     500,000 Aurora Foods, Inc.,
             Sr. Notes (Subord.),
             9.875%, 2/15/07.................................        540,000
     500,000 Chiquita Brands Int'l., Inc.,
             Sr. Notes,
             9.625%, 1/15/04.................................        513,750
     500,000 FRD Acquisition Co.,
             Sr. Notes,
             12.50%, 7/15/04.................................        512,500
     500,000 Pathmark Stores, Inc.,
             Sr. Notes (Subord.),
             9.625%, 5/1/03..................................        514,375
                                                                ------------
                                                                   2,080,625
                                                                ------------
             Gaming - 1.4%
     500,000 Boyd Gaming Corp.,
             Sr. Notes (Subord.),
             9.50%, 7/15/07..................................        512,500
     500,000 Circus Circus Enterprises, Inc.,
             9.25%, 12/1/05..................................        524,375
     500,000 Mohegan Tribal Gaming Auth.,
             Sr. Notes (Subord.),
             8.75%, 1/1/09 (a)...............................        520,625
     500,000 Station Casinos, Inc.,
             Sr. Notes (Subord.),
             9.75%, 4/15/07..................................        528,750
                                                                ------------
                                                                   2,086,250
                                                                ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value
 CORPORATE BONDS & NOTES - continued
             Household Products & Services - 0.4%
 $   500,000 Playtex Family Products Corp.,
             Sr. Notes (Subord.),
             9.00%, 12/15/03.....................................   $    516,250
                                                                    ------------
             Iron & Steel - 1.1%
     500,000 AK Steel Corp.,
             7.875%, 2/15/09 (a).................................        499,375
     500,000 National Steel Corp.,
             1st Mtge. Notes,
             9.875%, 3/1/09 (a)..................................        516,250
     500,000 NSM Steel, Inc.,
             Sr. Notes,
             12.00%, 2/1/06 (a)..................................        100,000
     500,000 WHX Corp.,
             Sr. Notes,
             10.50%, 4/15/05.....................................        483,750
                                                                    ------------
                                                                       1,599,375
                                                                    ------------
             Metals & Mining - 0.6%
     500,000 Bulong Operations Properties Ltd.,
             Sr. Notes,
             12.50%, 12/15/08 (a)................................        506,250
     400,000 Golden Northwest Aluminum, Inc.,
             1st Mtge. Notes,
             12.00%, 12/15/06 (a)................................        400,000
                                                                    ------------
                                                                         906,250
                                                                    ------------
             Oil/Energy - 0.7%
     500,000 Calpine Corp.,
             Sr. Notes,
             7.625%, 4/15/06.....................................        506,875
     500,000 HS Resources, Inc.,
             Sr. Notes (Subord.),
             9.25%, 11/15/06.....................................        487,500
                                                                    ------------
                                                                         994,375
                                                                    ------------
             Paper & Packaging - 2.2%
     500,000 Container Corp. of America,
             Sr. Notes,
             11.25%, 5/1/04......................................        527,500
     500,000 Packaging Corp. of America,
             Notes,
             9.625%, 4/1/09 (a)..................................        500,000
     175,000 Stone Container Corp.,
             1st Mtge. Notes,
             10.75%, 10/1/02.....................................        183,094
   2,000,000 UPM-Kymmene Corp.,
             Notes,
             6.875%, 11/26/07 (a)................................      2,027,416
                                                                    ------------
                                                                       3,238,010
                                                                    ------------
             Publishing, Broadcasting & Entertainment - 4.9%
     500,000 Ackerley Group, Inc.,
             Sr. Notes (Subord.),
             9.00%, 1/15/09 (a)..................................        515,000
     500,000 Big Flower Press Holdings, Inc.,
             Sr. Notes (Subord.),
             8.875%, 7/1/07......................................        507,500
     500,000 Carmike Cinemas, Inc.,
             Sr. Notes (Subord.),
             9.375%, 2/1/09 (a)..................................        507,500

  Principal
   Amount                                                              Value
 CORPORATE BONDS & NOTES - continued
             Publishing, Broadcasting
              & Entertainment -
               continued
 $   500,000 Chancellor Media Corp.,
             Sr. Notes,
             8.00%, 11/1/08 (a)..................................   $    520,625
     500,000 Cinemark USA, Inc.,
             Sr. Notes (Subord.),
             9.625%, 8/1/08......................................        517,500
     500,000 Hollinger Int'l.
              Publishing, Inc.,
             Sr. Notes,
             8.625%, 3/15/05.....................................        527,500
     500,000 Hollywood Park, Inc.,
             Sr. Notes (Subord.),
             9.25%, 2/15/07 (a)..................................        516,250
     400,000 K III Communications
              Corp.,
             Sr. Notes,
             8.50%, 2/1/06.......................................        409,000
     500,000 Loews Cineplex
              Entertainment Corp.,
             Sr. Notes (Subord.),
             8.875%, 8/1/08......................................        501,250
     500,000 Sinclair Broadcast
              Group, Inc.,
             Sr. Notes (Subord.),
             10.00%, 9/30/05.....................................        530,000
   1,820,000 Viacom, Inc.,
             Sr. Notes,
             7.75%, 6/1/05.......................................      1,941,885
                                                                    ------------
                                                                       6,994,010
                                                                    ------------
             Real Estate - 0.7%
     500,000 HMH Property, Inc.,
             Sr. Notes,
             7.875%, 8/1/08......................................        487,500
     500,000 MDC Holdings, Inc.,
             Sr. Notes,
             8.375%, 2/1/08......................................        491,250
                                                                    ------------
                                                                         978,750
                                                                    ------------
             Retailing & Wholesale -
               4.1%
     500,000 Great Atlantic & Pacific
              Tea, Inc.,
             Sr. Notes,
             7.70%, 1/15/04......................................        499,755
   2,000,000 Kroger Co.,
             Sr. Notes,
             6.375%, 3/1/08......................................      2,000,406
     500,000 MTS, Inc.,
             Sr. Notes (Subord.),
             9.375%, 5/1/05......................................        477,500
   2,000,000 Sears Roebuck & Co.,
             Debs.,
             9.375%, 11/1/11.....................................      2,476,416
     500,000 Southland Corp.,
             Sr. Debs. (Subord.),
             5.00%, 12/15/03.....................................        443,125
                                                                    ------------
                                                                       5,897,202
                                                                    ------------
             Telecommunication
              Services & Equipment -
               3.1%
     250,000 Comcast Corp.,
             Sr. Debs. (Subord.),
             9.50%, 1/15/08......................................        262,500
     500,000 Echostar DBS Corp.,
             Sr. Notes,
             9.375%, 2/1/09 (a) .................................        518,750

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value
 CORPORATE BONDS & NOTES - continued
             Telecommunication Services & Equipment - continued
 $   500,000 Jordan Telecommunication Products, Inc.,
             Sr. Notes,
             9.875%, 8/1/07......................................   $    495,000
   1,500,000 MCI Worldcom, Inc.,
             Sr. Notes,
             7.75%, 4/1/07.......................................      1,649,891
     500,000 McLeodUSA, Inc.,
             Sr. Notes,
             8.125%, 2/15/09 (a).................................        501,250
     500,000 Price Communications Wireless, Inc.,
             Sr. Notes (Secd.),
             9.125%, 12/15/06....................................        522,500
     500,000 Qwest Communications Int'l., Inc.,
             Sr. Notes,
             7.50%, 11/1/08 (a)..................................        517,500
                                                                    ------------
                                                                       4,467,391
                                                                    ------------
             Textile & Apparel - 0.4%
     500,000 Westpoint Stevens, Inc.,
             Sr. Notes,
             7.875%, 6/15/05.....................................        513,750
                                                                    ------------
             Transportation - 3.3%
   2,000,000 Federal Express Corp.,
             Global Notes,
             9.875%, 4/1/02......................................      2,166,382
     500,000 Sea Containers Ltd.,
             Sr. Notes,
             7.875%, 2/15/08.....................................        481,250
   1,864,220 Southwest Airlines Co.,
             Notes,
             8.70%, 7/1/11.......................................      2,120,671
                                                                    ------------
                                                                       4,768,303
                                                                    ------------
             Lease Rental Obligations - 0.7%
     500,000 Nationsrent, Inc.,
             Sr. Notes (Subord.),
             10.375%, 12/15/08...................................        522,500
     500,000 United Rentals, Inc.,
             Sr. Notes (Subord.),
             9.25%, 1/15/09 (a)..................................        506,875
                                                                    ------------
                                                                       1,029,375
                                                                    ------------
             Total Corporate Bonds & Notes
              (cost $51,832,279).................................     51,463,069
                                                                    ------------
 FOREIGN BONDS - 9.2%
             Banks - 1.6%
     600,000 Bayerische Hypo Vereinsbank,
         EUR 4.75%, 9/19/07......................................        675,164
     985,000 IBRD World Bank,
         NZD 7.25%, 5/27/03......................................        551,156
     383,468 Kreditanst Fur Wie,
         EUR 5.50%, 3/12/07......................................        454,552
   1,075,000 Oest Kontrollbank,
         DEM 5.75%, 9/12/07......................................        657,596
                                                                    ------------
                                                                       2,338,468
                                                                    ------------

  Principal
    Amount                                                             Value
 FOREIGN BONDS - continued
              Finance - 1.0%
 $  1,000,000 DSL Fin. NV,
          DEM 5.00%, 7/23/04.....................................   $    587,802
    2,500,000 Eksportfinans AS,
          SEK 6.875%, 2/9/04.....................................        344,871
      200,000 GMAC Int'l. Fin. BV,
          GBP 7.125%, 2/10/00....................................        327,473
       60,000 Swedish Export Credit Corp.,
          GBP 7.625%, 12/27/01...................................        103,410
                                                                    ------------
                                                                       1,363,556
                                                                    ------------
              Food & Beverage Products - 0.2%
    2,000,000 Sara Lee Corp.,
          FRF Notes,
              4.625%, 3/12/02....................................        343,262
                                                                    ------------
              Utilities - Water - 0.1%
      180,000 Vodohospodarska Vystavba,
          DEM 8.00%, 7/9/01......................................        100,941
                                                                    ------------
              Government - 6.3%
      720,000 Australia (Government of),
          AUD 9.75%, 3/15/02.....................................        515,102
      400,000 Canada (Government of),
          CAD 7.00%, 12/1/06.....................................        297,155
              Denmark (Kingdom of):
    2,100,000 5.00%, 8/15/05.....................................        323,921
          DKK
    4,300,000 7.00%, 11/15/07....................................        746,407
          DKK
      425,000 FHLB,
          GBP 6.875%, 6/7/02.....................................        719,561
      300,000 Finland (Republic of),
          CAD 9.50%, 9/15/04.....................................        234,732
              France (Government of):
          EUR 4.50%, 7/12/02.....................................        720,443
          EUR 5.25%, 4/25/08.....................................      1,076,735
  260,000,000 Japan (Government of),
          JPY 2.60%, 3/20/18.....................................      2,231,290
      417,477 Netherlands (Government of),
          EUR 6.50%, 4/15/03.....................................        504,864
   12,200,000 Sweden (Kingdom of),
          SEK 5.00%, 1/15/04.....................................      1,575,712
       70,000 United Mexican States,
          GBP 8.75%, 5/30/02.....................................        110,585
                                                                    ------------
                                                                       9,056,507
                                                                    ------------
              Total Foreign Bonds
               (cost $13,563,961)................................     13,202,734
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 22.6%
              FHLMC:
    4,490,469 6.00%, 2/1/29......................................      4,375,154
    4,500,000 6.50%, 3/1/29......................................      4,490,325
    5,226,030 7.00%, 6/1/27 - 5/1/28.............................      5,322,712
    8,944,205 7.50%, 10/1/11 - 7/1/28............................      9,204,521
    2,772,528 8.00%, 4/1/27 - 5/1/27.............................      2,888,780
    1,931,106 8.50%, 1/1/28......................................      2,032,914
              GNMA:
    1,499,071 6.00%, 5/15/28.....................................      1,458,806
    2,845,360 6.50%, 5/15/28.....................................      2,836,426
                                                                    ------------
              Total Mortgage-Backed Securities
               (cost $32,611,804)................................     32,609,638
                                                                    ------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value
 U.S. TREASURY OBLIGATIONS - 30.4%
             U.S. Treasury Bonds:
 $ 5,600,000 5.25%, 2/15/29......................................   $  5,300,753
   3,000,000 7.625%, 2/15/07.....................................      3,180,939
   4,440,000 7.875%, 2/15/21.....................................      5,500,050
   2,500,000 8.125%, 5/15/21.....................................      3,176,563
   3,000,000 9.00%, 11/15/18.....................................      4,074,375
   6,500,000 10.375%, 11/15/12...................................      8,573,909
             U.S. Treasury Notes:
   3,000,000 5.50%, 2/28/03......................................      3,031,875
   1,500,000 5.625%, 11/30/00....................................      1,514,532
   6,250,000 6.625%, 3/31/02.....................................      6,503,906
   2,850,000 7.50%, 11/15/01.....................................      3,014,767
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $44,468,454).................................     43,871,669
                                                                    ------------
 YANKEE OBLIGATIONS - 2.0%
             Finance - 0.4%
     100,000 Hutchison Whampoa Fin., C.I. Ltd.,
             Notes,
             6.95%, 8/1/07 (a)...................................         96,507
     500,000 ICI Fin. Nederlands,
             Notes,
             6.75%, 8/7/02.......................................        502,702
                                                                    ------------
                                                                         599,209
                                                                    ------------
             Oil/Energy - 0.3%
     500,000 Gulf Canada Resources Ltd.,
             Sr. Notes,
             8.35%, 8/1/06.......................................        497,500
                                                                    ------------
             Paper & Packaging - 0.4%
     500,000 Norampac, Inc.,
             Sr. Notes,
             9.50%, 2/1/08.......................................        519,375
                                                                    ------------

 Principal
   Amount                                                              Value
 YANKEE OBLIGATIONS - continued
            Publishing, Broadcasting & Entertainment - 0.5%
 $  500,000 Imax Corp.,
            Sr. Notes,
            7.875%, 12/1/05......................................   $    490,625
    500,000 Radio E Televisao Bandeirantes,
            Notes,
            12.875%, 5/15/06 (a).................................        257,500
                                                                    ------------
                                                                         748,125
                                                                    ------------
            Telecommunication Services & Equipment - 0.1%
    100,000 TPSA Fin. BV,
            7.125%, 12/10/03 (a).................................         98,804
                                                                    ------------
            Government - 0.3%
    100,000 Kazakhstan (Republic of),
            8.375%, 10/2/02......................................         90,050
    100,000 Korea (Republic of),
            8.75%, 4/15/03.......................................        104,940
    100,000 Lithuania (Republic of),
            7.125%, 7/22/02......................................         94,085
    100,000 Slovakia (Republic of),
            9.50%, 5/28/03.......................................         93,314
    100,000 Thailand (Kingdom of),
            7.75%, 4/15/07.......................................         99,585
                                                                    ------------
                                                                         481,974
                                                                    ------------
            Total Yankee Obligations
             (cost $3,185,158)...................................      2,944,987
                                                                    ------------
 REPURCHASE AGREEMENT - 0.9%
  1,267,579 Dresdner Bank AG,
             4.85%, dated 3/31/99, due 4/1/99,
             maturity value $1,267,750
             (cost $1,267,579) (b)...............................      1,267,579
                                                                    ------------

            Total Investments -
             (cost $146,929,235).........................   100.8%  145,359,676
            Other Assets and
             Liabilities - net...........................    (0.8)   (1,173,355)
                                                            -----  ------------
            Net Assets...................................   100.0% $144,186,321
                                                            =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $1,275,000 U.S. Treasury Notes, due 2/15/00; value including accrued interest - $1,294,866.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments (continued)
                           March 31, 1999 (Unaudited)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange
Contracts to Sell:
                                          U.S. $ Value at In Exchange Unrealized Appreciation/
Exchange Date     Contracts to Deliver    March 31, 1999  for U.S. $       (Depreciation)
----------------------------------------------------------------------------------------------
4/16/99          1,851,000 Danish Krone     $  269,333    $  297,254          $ 27,921
4/8/99           1,600,000 Euro Currency     1,730,791     1,734,352             3,561
5/28/99          1,584,033 Euro Currency     1,718,307     1,700,000           (18,307)
4/8/99             466,000 Pound Sterling      752,296       751,376              (920)
6/3/99             455,000 Pound Sterling      734,225       728,409            (5,816)
2/22/00        341,200,000 Japanese Yen      3,013,222     2,995,084           (18,138)
4/8/99          11,600,000 Swedish Krona     1,412,991     1,405,498            (7,493)
5/18/99          4,014,000 Swedish Krona       490,009       495,825             5,816
Forward Foreign Currency Exchange
Contracts to Buy:
                                           U.S. Value at  in Exchange        Unrealized
Exchange Date     Contracts to Receive     March 31,1999  for U.S. $        Appreciation
----------------------------------------------------------------------------------------------
2/22/00         81,200,000 Japanese Yen        717,098       714,848          $  2,250

Summary of Abbreviations:
AUD  Australian Dollar
CAD  Canadian Dollar
DEM  Deutsche Mark
DKK  Danish Krone
EUR  Euro Dollar
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
FRF  French Franc
GBP  Pound Sterling
GNMA Government National Mortgage Association
JPY  Japanese Yen
MTN  Medium Term Note
NZD  New Zealand Dollar
SEK  Swedish Krone

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                           March 31, 1999 (Unaudited)

                            Adjustable Rate  Core Bond    Fixed Income   Income Plus
                                 Fund           Fund          Fund           Fund
---------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............     $33,639,370   $570,271,446  $601,554,784  $1,261,811,246
 Net unrealized gains or
  losses on securities...        (177,504)     5,125,659     7,812,404      30,352,837
---------------------------------------------------------------------------------------
 Market value of
  securities.............      33,461,866    575,397,105   609,367,188   1,292,164,083
 Cash....................             364              0             0               0
 Receivable for
  securities sold........         650,486              0             0      15,210,202
 Receivable for Fund
  shares sold............               0        400,973       582,778         964,067
 Interest receivable.....         286,672      7,457,630     7,861,828      21,284,459
 Prepaid expenses and
  other assets...........               0         20,954        41,284         142,421
---------------------------------------------------------------------------------------
  Total assets...........      34,399,388    583,276,662   617,853,078   1,329,765,232
---------------------------------------------------------------------------------------
 Liabilities
 Distributions payable...          11,716      2,416,051     2,287,189       5,809,300
 Payable for securities
  purchased..............         246,801              0             0      19,050,151
 Payable for Fund shares
  redeemed...............               0      3,008,569     1,072,523         395,762
 Advisory fee payable....           8,371        148,752       207,604         442,673
 Distribution Plan
  expenses payable.......           1,333            112         1,698           2,631
 Due to other related
  parties................               0         14,510        12,286          28,141
 Accrued expenses and
  other liabilities......           1,087         71,293        59,532         173,142
---------------------------------------------------------------------------------------
  Total liabilities......         269,308      5,659,287     3,640,832      25,901,800
---------------------------------------------------------------------------------------
 Net assets..............     $34,130,080   $577,617,375  $614,212,246  $1,303,863,432
---------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........     $35,046,232   $574,772,909  $606,461,708  $1,272,127,981
 Undistributed
  (overdistributed) net
  investment income......         (10,547)      (309,400)     (371,864)       (556,305)
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions...........        (728,101)    (1,971,793)      309,998       1,938,919
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...        (177,504)     5,125,659     7,812,404      30,352,837
---------------------------------------------------------------------------------------
 Total net assets........     $34,130,080   $577,617,375  $614,212,246  $1,303,863,432
---------------------------------------------------------------------------------------
 Net assets consists of
 Class I.................     $21,132,223   $120,644,845  $602,077,482  $1,294,115,801
 Class IS................      12,997,857        780,885    12,134,764       9,747,631
 Class IC................               0    456,191,645             0               0
---------------------------------------------------------------------------------------
 Total net assets........     $34,130,080   $577,617,375  $614,212,246  $1,303,863,432
---------------------------------------------------------------------------------------
 Shares outstanding
 Class I.................       2,199,595     11,539,441   100,997,922     230,425,301
 Class IS................       1,351,884         74,694     2,035,782       1,735,630
 Class IC................               0     43,633,867             0               0
---------------------------------------------------------------------------------------
 Net asset value per
  share
 Class I.................     $      9.61   $      10.45  $       5.96  $         5.62
---------------------------------------------------------------------------------------
 Class IS................     $      9.61   $      10.45  $       5.96  $         5.62
---------------------------------------------------------------------------------------
 Class IC................              --   $      10.45            --              --
---------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                           March 31, 1999 (Unaudited)

                            Intermediate  International   Limited    Total Return
                                Bond          Bond       Duration        Bond
                                Fund          Fund         Fund          Fund
----------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............   $710,852,391   $42,637,680  $77,886,426  $146,929,235
 Net unrealized gains or
  losses on securities...     17,424,319        38,799      (36,422)   (1,569,559)
----------------------------------------------------------------------------------
 Market value of
  securities.............    728,276,710    42,676,479   77,850,004   145,359,676
 Cash....................              0       480,461            0             0
 Foreign currency, at
  value (cost $0,
  $198,999, $0, and
  350547, respectively)..              0       198,180            0       348,466
 Receivable for
  securities sold........     15,795,727             0            0       766,352
 Receivable for Fund
  shares sold............        206,202             0      245,809             0
 Interest receivable.....     10,201,518       852,096      755,828     2,325,771
 Receivable for closed
  forward foreign
  currency exchange
  contracts..............              0       150,382            0        13,312
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............              0       268,008            0        39,548
 Prepaid expenses and
  other assets...........         21,923        22,145       33,141        24,844
----------------------------------------------------------------------------------
  Total assets...........    754,502,080    44,647,751   78,884,782   148,877,969
----------------------------------------------------------------------------------
 Liabilities
 Distributions payable...      2,803,246        36,210      136,774       160,980
 Payable for securities
  purchased..............     18,758,824             0    1,995,800     4,397,836
 Payable for Fund shares
  redeemed...............        306,472             0      222,552             0
 Unrealized losses on
  forward foreign
  currency exchange
  contracts..............              0        48,459            0        50,674
 Due to custodian bank...      1,999,046             0            0             0
 Advisory fee payable....        286,100        12,367       23,352        45,826
 Distribution Plan
  expenses payable.......          1,236            17          252           720
 Due to other related
  parties................         16,591           989        1,877         2,863
 Accrued expenses and
  other liabilities......        128,759        29,661       12,847        32,749
----------------------------------------------------------------------------------
  Total liabilities......     24,300,274       127,703    2,393,454     4,691,648
----------------------------------------------------------------------------------
 Net assets..............   $730,201,806   $44,520,048  $76,491,328  $144,186,321
----------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........   $700,356,070   $46,703,590  $76,406,575  $149,635,865
 Undistributed
  (overdistributed) net
  investment income......        (57,547)     (678,091)       9,877        (3,356)
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions...........     12,478,964    (1,738,524)     111,298    (3,853,600)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...     17,424,319       233,073      (36,422)   (1,592,588)
----------------------------------------------------------------------------------
 Total net assets........   $730,201,806   $44,520,048  $76,491,328  $144,186,321
----------------------------------------------------------------------------------
 Net assets consists of
 Class I.................   $724,568,625   $44,389,594  $75,798,512  $137,583,146
 Class IS................      5,633,181       130,454      692,816     6,603,175
----------------------------------------------------------------------------------
 Total net assets........   $730,201,806   $44,520,048  $76,491,328  $144,186,321
----------------------------------------------------------------------------------
 Shares outstanding
 Class I.................     11,164,134     4,732,295    7,315,774     1,430,977
 Class IS................         86,796        13,918       66,866        68,678
----------------------------------------------------------------------------------
 Net asset value per
  share
 Class I.................   $      64.90   $      9.38  $     10.36  $      96.15
----------------------------------------------------------------------------------
 Class IS................   $      64.90   $      9.37  $     10.36  $      96.15
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                            Statements of Operations
                  Six Months Ended March 31, 1999 (Unaudited)

                            Adjustable Rate  Core Bond    Fixed Income  Income Plus
                                 Fund           Fund          Fund          Fund
-------------------------------------------------------------------------------------
 Investment income
 Interest................     $1,026,769    $ 18,193,805  $ 19,904,473  $ 42,119,687
-------------------------------------------------------------------------------------
 Expenses
 Advisory fee............         47,030       1,195,963     1,594,310     3,335,481
 Distribution Plan
  expenses...............         13,092             360        14,183        10,637
 Transfer agent fee......              0          49,844        10,839        15,995
 Administrative services
  fees...................              0          77,406        82,586       172,744
 Trustees' fees and
  expenses...............            397           7,384        11,707        21,180
 Custodian fee...........              0         112,097       120,343       231,222
 Registration and filing
  fees...................              0          65,656        16,363        81,724
 Printing and postage
  expenses...............              0          15,486        16,323        25,724
 Professional fees.......              0          13,618        17,660        23,591
 Other...................             51           5,887         6,792        32,216
-------------------------------------------------------------------------------------
  Total expenses.........         60,570       1,543,701     1,891,106     3,950,514
 Less: Fee credits.......              0         (18,469)      (18,661)      (37,723)
  Fee waivers............              0        (298,991)     (318,862)     (667,096)
-------------------------------------------------------------------------------------
  Net expenses...........         60,570       1,226,241     1,553,583     3,245,695
-------------------------------------------------------------------------------------
 Net investment income...        966,199      16,967,564    18,350,890    38,873,992
-------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on Securities...       (108,293)     (1,651,508)    1,901,367     3,199,712
-------------------------------------------------------------------------------------
 Net change in unrealized
  losses on securities
  and foreign currency
  related transactions...        (75,018)    (17,992,152)  (18,845,876)  (60,720,347)
-------------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions...........       (183,311)    (19,643,660)  (16,944,509)  (57,520,635)
-------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........     $  782,888    $ (2,676,096) $  1,406,381  $(18,646,643)
-------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                            Statements of Operations
                  Six Months Ended March 31, 1999 (Unaudited)

                            Intermediate  International   Limited    Total Return
                                Bond          Bond       Duration        Bond
                                Fund          Fund         Fund          Fund
---------------------------------------------------------------------------------
 Investment income
 Interest................   $ 18,789,248   $ 1,244,146  $ 2,207,890  $ 4,942,931
---------------------------------------------------------------------------------
 Expenses
 Advisory fee............      2,213,080       143,605      108,303      283,546
 Distribution Plan
  expenses...............          6,317           164          775        7,258
 Transfer agent fee......          1,601           741       15,839          162
 Administrative services
  fees...................         95,509         6,195        9,344       18,145
 Trustees' fees and
  expenses...............         13,132           482          762        1,976
 Custodian fee...........        134,393        21,680        6,483       22,534
 Registration and filing
  fees...................         22,502        35,509       13,190       38,512
 Printing and postage
  expenses...............         19,232         4,043        5,262        5,625
 Professional fees.......         12,874        16,354       14,301        9,030
 Other...................          8,079           316          408          640
---------------------------------------------------------------------------------
  Total expenses.........      2,526,719       229,089      174,667      387,428
 Less: Fee credits.......        (23,739)       (5,356)      (2,238)      (4,238)
  Fee waivers............       (368,847)      (67,998)     (64,656)     (36,265)
---------------------------------------------------------------------------------
  Net expenses...........      2,134,133       155,735      107,773      346,925
---------------------------------------------------------------------------------
 Net investment income...     16,655,115     1,088,411    2,100,117    4,596,006
---------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities.............     12,757,430     2,475,964      120,367   (2,069,761)
  Foreign currency
   related transactions..              0    (1,316,807)           0      (64,527)
---------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...     12,757,430     1,159,157      120,367   (2,134,288)
---------------------------------------------------------------------------------
 Net change in unrealized
  losses on securities
  and foreign currency
  related transactions...    (27,406,261)   (1,358,099)  (1,086,739)  (2,990,450)
---------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions...........    (14,648,831)     (198,942)    (966,372)  (5,124,738)
---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........   $  2,006,284   $   889,469  $ 1,133,745  $  (528,732)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 1999 (Unaudited)

                            Adjustable Rate  Core Bond    Fixed Income    Income Plus
                                 Fund           Fund          Fund            Fund
----------------------------------------------------------------------------------------
 Operations
 Net investment income...     $   966,199   $ 16,967,564  $  18,350,890  $   38,873,992
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...        (108,293)    (1,651,508)     1,901,367       3,199,712
 Net change in unrealized
  losses on securities
  and foreign currency
  related transactions...         (75,018)   (17,992,152)   (18,845,876)    (60,720,347)
----------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         782,888     (2,676,096)     1,406,381     (18,646,643)
----------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class I................        (659,689)    (3,493,259)   (18,117,640)    (38,946,064)
  Class IS...............        (319,933)        (8,008)      (316,523)       (241,414)
  Class IC...............               0    (13,576,084)             0               0
 Net realized gains
  Class I................               0     (2,487,138)             0     (12,260,420)
  Class IS...............               0         (3,470)             0         (77,202)
  Class IC...............               0     (9,796,525)             0               0
----------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........        (979,622)   (29,364,484)   (18,434,163)    (51,525,100)
----------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................       8,553,980     75,833,673     64,005,510     111,531,295
 Payment for shares
  redeemed...............      (7,922,702)   (77,792,472)  (116,080,485)   (127,058,002)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........         876,984     14,840,324      4,599,675      14,793,326
----------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....       1,508,262     12,881,525    (47,475,300)       (733,381)
----------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............       1,311,528    (19,159,055)   (64,503,082)    (70,905,124)
 Net assets
 Beginning of period.....      32,818,552    596,776,430    678,715,328   1,374,768,556
----------------------------------------------------------------------------------------
 End of period...........     $34,130,080   $577,617,375  $ 614,212,246  $1,303,863,432
----------------------------------------------------------------------------------------
 Overdistributed net
  investment income......     $   (10,547)  $   (309,400) $    (371,864) $     (556,305)
----------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 1999 (Unaudited)

                            Intermediate  International   Limited     Total Return
                                Bond          Bond        Duration        Bond
                                Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------
 Operations
 Net investment income...   $ 16,655,115   $ 1,088,411  $  2,100,117  $  4,596,006
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...     12,757,430     1,159,157       120,367    (2,134,288)
 Net change in unrealized
  losses on securities
  and foreign currency
  related transactions...    (27,406,261)   (1,358,099)   (1,086,739)   (2,990,450)
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      2,006,284       889,469     1,133,745      (528,732)
-----------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class I................    (16,614,366)   (1,658,310)   (2,078,035)   (4,421,593)
  Class IS...............       (108,820)       (4,322)      (17,228)     (182,520)
 Net realized gains
  Class I................     (9,895,453)            0      (125,867)            0
  Class IS...............        (67,252)            0        (1,052)            0
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (26,685,891)   (1,662,632)   (2,222,182)   (4,604,113)
-----------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................     39,278,389     3,526,405    22,960,750    10,791,311
 Payment for shares
  redeemed...............    (44,631,453)   (6,256,931)  (18,179,037)   (1,177,194)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      8,624,625     1,287,676     1,373,620     3,682,993
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      3,271,561    (1,442,850)    6,155,333    13,297,110
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (21,408,046)   (2,216,013)    5,066,896     8,164,265
 Net assets
 Beginning of period.....    751,609,852    46,736,061    71,424,432   136,022,056
-----------------------------------------------------------------------------------
 End of period...........   $730,201,806   $44,520,048  $ 76,491,328  $144,186,321
-----------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......   $    (57,547)  $  (678,091) $      9,877  $     (3,356)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                             Adjustable       Core          Fixed          Income
                                Rate          Bond          Income          Plus
                              Fund (a)      Fund (b)       Fund (b)       Fund (b)
--------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  1,232,382  $  27,872,987  $ 26,565,434  $   62,767,885
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...        (78,229)    11,761,342      (496,271)     10,936,797
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........       (188,602)     5,569,632    18,257,417      34,820,095
--------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............        965,551     45,203,961    44,326,580     108,524,777
--------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class I................       (887,998)    (5,164,728)  (26,373,150)    (62,598,276)
  Class IS...............       (344,384)        (6,574)     (192,964)       (169,001)
  Class IC...............              0    (22,701,686)            0               0
--------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (1,232,382)   (27,872,988)  (26,566,114)    (62,767,277)
--------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................     12,620,392    763,461,851   584,709,292   1,335,192,430
 Payment for shares
  redeemed...............    (16,749,211)  (188,202,770)  (98,155,046)   (170,985,567)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........        913,798      4,186,376     2,361,028       1,853,405
 Net asset value of
  shares issued in
  acquisition of:
  CoreFund Bond Fund.....              0              0             0     162,950,788
  CoreFund Short
   Intermediate Bond
   Fund..................              0              0   172,039,588               0
--------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (3,215,021)   579,445,457   660,954,862   1,329,011,056
--------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (3,481,852)   596,776,430   678,715,328   1,374,768,556
 Net assets
 Beginning of period.....     36,300,404              0             0               0
--------------------------------------------------------------------------------------
 End of period...........   $ 32,818,552  $ 596,776,430  $678,715,328  $1,374,768,556
--------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......   $      2,876  $    (199,613) $   (288,591) $     (242,819)
--------------------------------------------------------------------------------------

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
(b) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                           Intermediate  International   Limited     Total Return
                               Bond          Bond        Duration        Bond
                             Fund (a)      Fund (b)      Fund (a)      Fund (c)
----------------------------------------------------------------------------------
 Operations
 Net investment income...  $ 29,283,024   $   490,222  $  3,080,248  $  3,611,355
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...     9,684,239      (588,730)      184,337    (1,717,936)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions...........    16,064,710     1,578,308       616,411     1,397,862
----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............    55,031,973     1,479,800     3,880,996     3,291,281
----------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class I................   (29,222,895)     (638,833)   (3,073,999)   (3,611,031)
  Class IS...............       (60,129)       (1,692)       (6,249)         (324)
----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........   (29,283,024)     (640,525)   (3,080,248)   (3,611,355)
----------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................   815,300,441     8,607,670    76,083,563   134,638,661
 Payment for shares
  redeemed...............   (89,559,569)     (144,292)  (40,029,773)   (1,426,650)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........       120,031       512,803     1,650,900     3,130,119
 Net asset value of
  shares issued in
  acquisition of
  CoreFund Short Term
  Income Fund............             0             0    32,918,994             0
----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........   725,860,903     8,976,181    70,623,684   136,342,130
----------------------------------------------------------------------------------
   Total increase in net
    assets...............   751,609,852     9,815,456    71,424,432   136,022,056
 Net assets
 Beginning of period.....             0    36,920,605             0             0
----------------------------------------------------------------------------------
 End of period...........  $751,609,852   $46,736,061  $ 71,424,432  $136,022,056
----------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......  $     10,524   $  (103,870) $      5,023  $      4,751
----------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(c) For the period from April 20, 1998 (commencement of operations) to Septem-ber 30, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                           For the periods indicated

                                     Adjustable Rate Fund International Bond Fund
                                     -------------------- -----------------------
                                          Year Ended            Year Ended
                                      February 28, 1998        June 30, 1998
---------------------------------------------------------------------------------
 Operations
 Net investment income.............      $  3,007,633           $ 1,771,184
 Net realized gains or losses on
  securities and foreign currency
  related transactions.............           297,743              (242,462)
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions....           (69,974)               38,713
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations.......         3,235,402             1,567,435
---------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class I..........................        (2,543,452)           (2,380,391)
  Class IS.........................          (437,527)              (14,784)
---------------------------------------------------------------------------------
  Total distributions to
   shareholders....................        (2,980,979)           (2,395,175)
---------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.........        17,099,051             1,569,153
 Payment for shares redeemed.......       (57,749,240)             (640,270)
 Net asset value of shares issued
  in reinvestment of
  distributions....................         2,868,485             2,047,650
---------------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions..............       (37,781,704)            2,976,533
---------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets.........................       (37,527,281)            2,148,793
 Net assets
 Beginning of period...............        73,827,685            34,771,812
---------------------------------------------------------------------------------
 End of period.....................      $ 36,300,404           $36,920,605
---------------------------------------------------------------------------------
 Undistributed (overdistributed)
  net investment income............      $    (10,097)                    0
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Select Fixed Income Funds consist of Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund"), Evergreen Select Core Bond Fund ("Core Bond Fund"), Evergreen Select Fixed Income Fund ("Fixed Income Fund"), Evergreen Se-lect Income Plus Fund ("Income Plus Fund"), Evergreen Select Intermediate Mu-nicipal Bond Fund (formerly Evergreen Select Intermediate Tax Exempt Bond Fund) ("Intermediate Bond Fund"), Evergreen Select International Bond Fund ("Interna-tional Bond Fund"), Evergreen Select Limited Duration Fund ("Limited Duration Fund") and Evergreen Select Total Return Bond Fund ("Total Return Bond Fund") (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Se-lect Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Additionally, the Core Bond Fund offered an Institutional Charitable Class of shares ("Class IC"). Each class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay on ongoing service fee. Class I and Class IS shares are available to institutional investors through broker dealers, banks and other financial intermediaries. Class IC shares were available only to those investors that qualify as a non-profit organization under the Internal Revenue Code.

On April 30, 1999, Class IC shares were terminated through a non-taxable ex-change for Class I shares. Shareholders of Class IC received shares of Class I with an equivalent aggregate net asset value to their Class IC shares held prior to the exchange.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities, Municipal bonds and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures established by the Board of Trust-ees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Adjustable Rate Fund, along with certain other funds managed by Ever-green Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net investment income for the International Bond Fund are declared and paid quarterly. Distributions from net realized cap-ital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Adjustable Rate Fund. In return for provid-ing investment advisory and administrative services to the Fund, the Fund pays EIMC an advisory fee that is calculated daily and paid monthly. The advisory fee is computed at an annual rate of 0.30% of the average daily net assets of the Fund.

First International Advisors, Ltd. ("First International"), a subsidiary of First Union, is the investment advisor for the International Bond Fund. First International is paid an advisory fee that is calculated daily and paid month-ly. The advisory fee is computed at an annual rate of 0.60% of the average daily net asset value of the Fund. During the six months ended March 31, 1999, First International waived advisory fees of $67,998, representing 0.28% of av-erage daily net assets for the period.

First Union National Bank ("FUNB"), a subsidiary of First Union, serves as the investment advisor to Core Bond Fund, Fixed Income Fund, Income Plus, Interme-diate Bond Fund, Limited Duration Fund and Total Return Bond Fund. In return for providing investment advisory and administrative services to the Funds, each Fund pays FUNB an advisory fee that is calculated daily and paid monthly based on the following percentages of each Fund's average daily net assets:

       Core Bond Fund.................................................... 0.40%
       Fixed Income Fund................................................. 0.50%
       Income Plus Fund.................................................. 0.50%
       Intermediate Bond Fund............................................ 0.60%
       Limited Duration Fund............................................. 0.30%
       Total Return Bond Fund............................................ 0.40%

FUNB has voluntarily agreed to reduce the investment advisory fee on each Fund and/or reimburse a portion of each Fund's annual operating expenses (excluding interest, taxes, brokerage commissions and extraordi-

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)


nary expenses). For the period ended March 31, 1999, FUNB voluntarily waived the following amounts of advisory fees:

                                                        Fees     % of Average
                                                       Waived  daily net assets
                                                      -------- ----------------
       Core Bond Fund................................ $298,991       0.10%
       Fixed Income Fund.............................  318,862       0.10%
       Income Plus Fund..............................  667,096       0.10%
       Intermediate Bond Fund........................  368,847       0.10%
       Limited Duration Fund.........................   64,656       0.18%
       Total Return Bond Fund........................   36,265       0.05%

First International and EIMC serve as sub-investment advisors to the Total Re-turn Bond Fund. These services are being provided at no additional cost to the Fund. FUNB is responsible for the supervision and payment of fees to First In-ternational and EIMC.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for each Fund, other than Adjustable Rate Fund, are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advi-sory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets in-crease, to the average daily net asset value of each Fund.

During the six months ended March 31, 1999, the Funds, other than Adjustable Rate Fund, paid or accrued the following amounts for administrative and sub-ad-ministrative services:

                                               Administration Sub-administration
                                                    Fee              Fee
                                               -------------- ------------------
       Core Bond Fund.........................    $ 61,741         $15,665
       Fixed Income Fund......................      65,876          16,710
       Income Plus Fund.......................     137,790          34,954
       Intermediate Bond Fund.................      76,183          19,326
       International Bond Fund................       4,941           1,254
       Limited Duration Fund..................       7,453           1,891
       Total Return Bond Fund.................      14,431           3,714

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the average daily net asset of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)


5. ACQUISITIONS

During the year ended September 30, 1998, several of the Funds had acquired various open-end management investment companies registered under the 1940 Act.

On July 27, 1998, Fixed Income Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Short Intermediate Bond Fund in ex-change for Class I and Class IS shares of Fixed Income Fund.

On July 27, 1998, Income Plus Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Bond Fund in exchange for Class I and Class IS shares of Income Plus Fund.

On July 27, 1998, Limited Duration Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Short Term Income Fund, in an ex-change for Class I and Class IS shares of Limited Duration Fund. These acquisi-tions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized ap-preciation acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

                                                                                             Unrealized
                                                              Value of Net     Number of    Appreciation     Net Assets
Acquiring Fund                     Acquired Fund             Assets Acquired Shares Issued (Depreciation) After Acquisition
---------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund      CoreFund Short Intermediate Bond Fund  $172,039,588    28,782,616     $1,206,249    $  672,078,330
Income Plus Fund       CoreFund Bond Fund                     $162,950,788    28,298,931     $3,357,731    $1,341,154,434
Limited Duration Fund  CoreFund Short Term Income Fund        $ 32,918,994     3,162,720     $   82,968    $   86,669,648

Effective on the close of business August 28, 1998, the International Bond Fund acquired all of the assets and certain liabilities of the CoreFund Global Bond Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class IS and Class I, respectively, of the Interna-tional Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on August 28, 1998. The financial statements of the International Bond Fund reflect the historical financial results of the CoreFund prior to the re-organization. Additionally, the fiscal year end of the CoreFund for financial reporting and tax purposes was changed to coincide with that of the Trust.

6. CONVERSION INFORMATION

On November 24, 1997, the Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund and Limited Duration Fund commenced operations of their respective Class I shares, and the Core Bond Fund commenced operations of its Class IC shares, as a result of a conversion of common trust funds managed by FUNB.

                               Core Bond   Fixed Income  Income Plus   Intermediate    Limited
                                  Fund         Fund          Fund       Bond Fund   Duration Fund
    ---------------------------------------------------------------------------------------------
     Shares issued...........   37,986,480   78,155,087    201,873,263   11,507,322    4,756,439
     Net assets.............. $405,676,074 $465,572,501 $1,153,786,915 $746,085,404  $49,567,895
     Net asset value per
      share..................       $10.68        $5.96          $5.72       $64.84       $10.42
     Unrealized appreciation
      of investments.........  $17,548,179   $7,194,614    $52,895,358  $28,765,870     $350,938

The foregoing amounts are reflected as proceeds received from shares sold in the statement of changes in net assets.

7. IN-KIND TRANSACTION

On January 21, 1998, the Evergreen Intermediate Term Bond Fund II, Class Y, ex-ecuted a redemption in kind transaction of $107,122,275. This transaction re-sulted in the liquidation of substantially all of the net assets of this Fund's Class Y shares. In turn, on January 22, 1998, the assets from this transaction were transferred to the Core Bond Fund in exchange for 9,937,532 Class I shares. These amounts are reflected in proceeds from shares sold in the state-ment of changes in net assets. In exchange for these shares, investment securi-ties, excluding cash and cash equivalents, with a cost and market value of $105,937,662, were contributed to the Fund. Additionally, Core Bond Fund re-ceived cash and other assets of $1,184,613 to complete the transaction.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

8. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I, Class IS and Class IC. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

                            Six Months Ended          Period Ended               Year Ended
                             March 31, 1999      September 30, 1998 (a)       February 28, 1998
                          ---------------------  ------------------------  ------------------------
                           Shares     Amount       Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------------------
Class I
Shares sold.............    35,348  $   341,384     694,346  $  6,750,376     756,542  $  7,370,775
Shares redeemed.........  (298,145)  (2,885,752) (1,040,259)  (10,108,386) (5,579,904)  (54,382,797)
Shares issued in
 reinvestment of
 distributions..........    67,191      644,647      76,201       739,024     254,776     2,481,417
----------------------------------------------------------------------------------------------------
Net decrease............  (195,606) $(1,899,721)   (269,712) $ (2,618,986) (4,568,586) $(44,530,605)
----------------------------------------------------------------------------------------------------
Class IS
Shares sold.............   856,227  $ 8,212,596     603,561  $  5,870,016     996,337  $  9,728,276
Shares redeemed.........  (524,600)  (5,036,950)   (683,194)   (6,640,825)   (344,863)   (3,366,443)
Shares issued in
 reinvestment of
 distributions..........    24,211      232,337      18,011       174,774      39,661       387,068
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   355,838  $ 3,407,983     (61,622) $   (596,035)    691,135  $  6,748,901
----------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........   160,232  $ 1,508,262    (331,334) $ (3,215,021) (3,877,451) $(37,781,704)
----------------------------------------------------------------------------------------------------

(a) For the seven months ended September 30, 1998. The fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.

Core Bond Fund

                            Six Months Ended             Period Ended
                             March 31, 1999         September 30, 1998 (a)
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class I
Shares sold.............  2,101,413  $ 22,508,065   25,320,737  $ 272,870,840
Shares redeemed......... (2,374,653)  (25,497,591) (14,355,469)  (154,715,985)
Shares issued in
 reinvestment of
 distributions..........    466,781     4,978,345      380,632      4,107,609
------------------------------------------------------------------------------
Net increase............    193,541  $  1,988,819   11,345,900  $ 122,262,464
------------------------------------------------------------------------------

                            Six Months Ended             Period Ended
                             March 31, 1999         September 30, 1998 (b)
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class IS
Shares sold.............     72,635  $    762,948       28,459  $     298,107
Shares redeemed.........    (24,637)     (263,746)      (2,982)       (32,567)
Shares issued in
 reinvestment of
 distributions..........        753         8,031          466          5,043
------------------------------------------------------------------------------
Net increase............     48,751  $    507,233       25,943  $     270,583
------------------------------------------------------------------------------

                            Six Months Ended             Period Ended
                             March 31, 1999         September 30, 1998 (c)
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class IC
Shares sold.............  4,872,190  $ 52,562,660   45,858,535  $ 490,292,904
Shares redeemed......... (4,930,694)  (52,031,135)  (3,099,900)   (33,454,218)
Shares issued in
 reinvestment of
 distributions..........    926,918     9,853,948        6,818         73,724
------------------------------------------------------------------------------
Net increase............    868,414  $ 10,385,473   42,765,453  $ 456,912,410
------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 capital share
 transactions...........  1,110,706  $ 12,881,525   54,137,296  $ 579,445,457
------------------------------------------------------------------------------

(a) For the period from December 19, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
(c) For the period from November 24, 1997 (commencement of operations) to September 30, 1998.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Fixed Income Fund

                              Six Months Ended              Period Ended
                               March 31, 1999          September 30, 1998 (a)
                          --------------------------  -------------------------
                            Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I
Shares sold.............    9,358,672  $  56,416,579   96,306,245  $574,168,788
Shares redeemed.........  (18,347,016)  (110,923,223) (15,780,546)  (94,528,967)
Shares issued in
 reinvestment of
 distributions..........      730,821      4,406,155      367,945     2,225,816
Shares issued in
 acquisition of CoreFund
 Short Intermediate
 Bond Fund..............            0              0   28,361,801   169,524,345
--------------------------------------------------------------------------------
Net increase
 (decrease).............   (8,257,523) $ (50,100,489) 109,255,445  $651,389,982
--------------------------------------------------------------------------------

                             Six Months Ended             Period Ended
                              March 31, 1999         September 30, 1998 (b)
                          ------------------------  -------------------------
                            Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class IS
Shares sold..............  1,258,302  $  7,588,931    1,763,400  $ 10,540,504
Shares redeemed..........   (856,680)   (5,157,262)    (604,664)   (3,626,079)
Shares issued in
 reinvestment of
 distributions...........     32,133       193,520       22,476       135,212
Shares issued in
 acquisition of CoreFund
 Short Intermediate Bond
 Fund....................          0             0      420,815     2,515,243
------------------------------------------------------------------------------
Net increase.............    433,755  $  2,625,189    1,602,027  $  9,564,880
------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions............ (7,823,768) $(47,475,300) 110,857,472  $660,954,862
------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.

Income Plus Fund

                              Six Months Ended               Period Ended
                               March 31, 1999           September 30, 1998 (a)
                          --------------------------  ---------------------------
                            Shares        Amount        Shares         Amount
----------------------------------------------------------------------------------
Class I
Shares sold.............   18,106,971  $ 103,926,997  231,167,025  $1,322,240,227
Shares redeemed.........  (21,236,961)  (121,900,299) (28,469,435)   (163,795,977)
Shares issued in
 reinvestment of
 distributions..........    2,542,342     14,571,088      300,191       1,753,774
Shares issued in
 acquisition of CoreFund
 Bond Fund..............            0              0   28,015,168     161,316,824
----------------------------------------------------------------------------------
Net increase
 (decrease).............     (587,648) $  (3,402,214) 231,012,949  $1,321,514,848
----------------------------------------------------------------------------------

                              Six Months Ended             Period Ended
                               March 31, 1999         September 30, 1998 (b)
                            ----------------------  ---------------------------
                             Shares      Amount       Shares         Amount
--------------------------------------------------------------------------------
Class IS
Shares sold...............  1,327,865  $ 7,604,298    2,219,376  $   12,952,203
Shares redeemed...........   (903,224)  (5,157,703)  (1,248,097)     (7,189,590)
Shares issued in
 reinvestment of
 distributions............     38,775      222,238       17,172          99,631
Shares issued in
 acquisition of CoreFund
 Bond Fund................          0            0      283,763       1,633,964
--------------------------------------------------------------------------------
Net increase..............    463,416  $ 2,668,833    1,272,214  $    7,496,208
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions.............   (124,232) $  (733,381) 232,285,163  $1,329,011,056
--------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Intermediate Bond Fund

                               Six Months Ended           Period Ended
                                March 31, 1999       September 30, 1998 (a)
                             ----------------------  ------------------------
                              Shares      Amount       Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold.................  512,936  $ 33,777,839  12,457,190  $808,447,293
Shares redeemed............. (608,363)  (40,088,782) (1,328,980)  (87,315,146)
Shares issued in
 reinvestment of
 distributions..............  130,177     8,515,214       1,174        77,276
------------------------------------------------------------------------------
Net increase................   34,750  $  2,204,271  11,129,384  $721,209,423
------------------------------------------------------------------------------

                                Six Months Ended          Period Ended
                                 March 31, 1999      September 30, 1998 (b)
                               --------------------  ------------------------
                               Shares     Amount       Shares       Amount
------------------------------------------------------------------------------
Class IS
Shares sold...................  83,319  $ 5,500,550     104,141  $  6,853,148
Shares redeemed............... (68,765)  (4,542,671)    (34,214)   (2,244,423)
Shares issued in reinvestment
 of distributions.............   1,668      109,411         647        42,755
------------------------------------------------------------------------------
Net increase..................  16,222  $ 1,067,290      70,574  $  4,651,480
------------------------------------------------------------------------------
Net increase in net assets
 resulting from capital share
 transactions.................  50,972  $ 3,271,561  11,199,958  $725,860,903
------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.

International Bond Fund

                            Six Months Ended          Period Ended            Year Ended
                             March 31, 1999      September 30, 1998 (a)     June 30, 1998
                          ---------------------  -----------------------  -------------------
                           Shares     Amount      Shares       Amount     Shares     Amount
----------------------------------------------------------------------------------------------
Class I
Shares sold.............   368,766  $ 3,526,405    906,343  $  8,607,462  157,657  $1,499,070
Shares redeemed.........  (665,042)  (6,255,586)    (7,356)      (70,319) (60,566)   (577,276)
Shares issued in
 reinvestment of
 distributions..........   135,241    1,283,383     53,689       511,122  216,504   2,032,922
----------------------------------------------------------------------------------------------
Net increase
 (decrease).............  (161,035) $(1,445,798)   952,676  $  9,048,265  313,595  $2,954,716
----------------------------------------------------------------------------------------------
Class IS
Shares sold.............         0  $         0         22  $        208    7,353  $   70,083
Shares redeemed.........      (141)      (1,345)    (7,900)      (73,973)  (6,711)    (62,994)
Shares issued in
 reinvestment of
 distributions..........       452        4,293        177         1,681    1,571      14,728
----------------------------------------------------------------------------------------------
Net increase
 (decrease).............       311  $     2,948     (7,701) $    (72,084)   2,213  $   21,817
----------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........  (160,724) $(1,442,850)   944,975  $  8,976,181  315,808  $2,976,533
----------------------------------------------------------------------------------------------

(a) For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)


Limited Duration Fund

                              Six Months Ended            Period Ended
                               March 31, 1999        September 30, 1998 (a)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold...............  2,187,449  $ 22,811,728   7,297,523  $ 76,033,178
Shares redeemed........... (1,733,846)  (18,099,824) (3,832,975)  (40,029,735)
Shares issued in
 reinvestment of
 distributions............    130,275     1,355,467     157,603     1,644,655
Shares issued in
 acquisition of CoreFund
 Short Term Income Fund...          0             0   3,109,745    32,367,615
------------------------------------------------------------------------------
Net increase..............    583,878  $  6,067,371   6,731,896  $ 70,015,713
------------------------------------------------------------------------------

                                  Six Months Ended         Period Ended
                                   March 31, 1999     September 30, 1998 (b)
                                 -------------------  ------------------------
                                 Shares     Amount      Shares       Amount
-------------------------------------------------------------------------------
Class IS
Shares sold....................   14,369  $  149,022       4,835  $     50,385
Shares redeemed................   (7,648)    (79,213)         (4)          (38)
Shares issued in reinvestment
 of distributions..............    1,743      18,153         596         6,245
Shares issued in acquisition of
 CoreFund Short Term Income
 Fund..........................        0           0      52,975       551,379
-------------------------------------------------------------------------------
Net increase...................    8,464  $   87,962      58,402  $    607,971
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from capital share
 transactions..................  592,342  $6,155,333   6,790,298  $ 70,623,684
-------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.

Total Return Bond Fund

                                   Six Months Ended         Period Ended
                                    March 31, 1999     September 30, 1998 (a)
                                  -------------------  -----------------------
                                  Shares     Amount     Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold.....................   41,761  $4,103,879  1,346,358  $134,570,252
Shares redeemed.................  (10,513) (1,018,914)   (13,905)   (1,381,981)
Shares issued in reinvestment of
 distributions..................   35,853   3,501,733     31,423     3,130,119
-------------------------------------------------------------------------------
Net increase....................   67,101  $6,586,698  1,363,876  $136,318,390
-------------------------------------------------------------------------------

                                 Six Months Ended          Period Ended
                                  March 31, 1999      September 30, 1998 (b)
                                --------------------  -----------------------
                                Shares     Amount      Shares       Amount
------------------------------------------------------------------------------
Class IS
Shares sold....................  68,163  $ 6,687,432        689  $     68,409
Shares redeemed................  (1,600)    (158,280)      (452)      (44,669)
Shares issued in reinvestment
 of distributions..............   1,878      181,260          0             0
------------------------------------------------------------------------------
Net increase...................  68,441  $ 6,710,412        237  $     23,740
------------------------------------------------------------------------------
Net increase in net assets
 resulting from capital share
 transactions.................. 135,542  $13,297,110  1,364,113  $136,342,130
------------------------------------------------------------------------------

(a) For the period from April 20, 1998 (commencement of operations) to Septem-ber 30, 1998.
(b) For the period from August 3, 1998 (commencement of class operations) to September 30, 1998.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)


9. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended March 31, 1999.

                            Cost of Purchases        Proceeds from Sales
                        ------------------------- -------------------------
                            U.S.       Non-U.S.       U.S.       Non-U.S.
                         Government   Government   Government   Government
                          -------------------------------------------------
      Adjustable Rate
       Fund...........  $  9,844,305 $          0 $  8,696,969 $          0
      Core Bond Fund..   233,292,907   41,529,706  191,214,832   50,817,354
      Fixed Income
       Fund...........    99,017,439   45,184,075  115,381,936   41,310,473
      Income Plus
       Fund...........   273,908,859   94,922,809  189,361,890  144,584,953
      Intermediate
       Bond Fund......             0  379,373,012            0  383,581,327
      International
       Bond Fund......             0   26,871,986            0   29,515,656
      Limited Duration
       Fund...........    18,808,935   26,393,826   29,752,589    8,138,747
      Total Return
       Bond Fund......    75,558,944   58,250,842   60,030,129   50,980,037

The average daily balance of reverse repurchase agreements outstanding for the Adjustable Rate Fund during the six months ended March 31, 1999 was approxi-mately $200,000 at a weighted average interest rate of 4.849%. The maximum amount outstanding under reverse repurchase agreements during the six months ended March 31, 1999 for Adjustable Rate Fund was $200,027 (including accrued interest). There were no reverse repurchase agreements outstanding at March 31, 1999.

As of September 30, 1998, the following funds had capital loss carryovers for federal income tax purposes as follows:

                                                    Expiration
                         ----------------------------------------------------------------
                           2000     2001     2002      2003      2004     2005     2006
                               ----------------------------------------------------------
Adjustable Rate Fund.... $198,000 $281,000       -- $   43,000       --       -- $ 81,000
Fixed Income Fund.......       --       -- $157,000 $1,229,000       --       --       --
International Bond
 Fund...................       --       -- $844,000         -- $729,000 $402,000 $923,000

10. EXPENSE OFFSET ARRANGEMENTS

Each Fund, except Adjustable Rate Fund, has entered into expense offset ar-rangements with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's ex-pense ratio represented as a percentage of its average net assets were as fol-lows:

                                                     Total
                                                  Fee Credits % of Average
                                                   Received    Net Assets
                                               -----------------------
      Core Bond Fund.............................   $18,469       0.01%
      Fixed Income Fund..........................    18,661       0.01%
      Income Plus Fund...........................    37,723       0.00%
      Intermediate Bond Fund.....................    23,739       0.01%
      International Bond Fund....................     5,356       0.01%
      Limited Duration Fund......................     2,238       0.01%
      Total Return Bond Fund.....................     4,238       0.01%

11. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements(Unaudited) (continued)

the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

12. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administra-tive agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

During the six months ended March 31, 1999, the Funds had no significant borrowings under these agreement.

13. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                             Evergreen Select Funds


Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Equity Income Fund
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small Company Value Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles
Secular Growth Fund


67440                                   543697          05/99


                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                       PERMIT NO. 19
                                                        HUDSON, MA


[LOGO OF EVERGREEN FUNDS APPEARS HERE]

200 Berkeley Street
Boston, MA 02116